UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

 Investment Company Act File Number 811-09813

Scout Funds

 (Exact name of registrant as specified in charter)

1010 Grand Boulevard

Kansas City, MO 64106

 (Address of principal executive offices)

Scout Investments, Inc.

928 Grand Boulevard

Kansas City, MO 64106

 (Name and address of agent for service)

Registrant's telephone number, including area code: (877) 726-8842

Date of fiscal year end: June 30

Date of reporting period: December 31, 2011

Item 1. Reports to Stockholders

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1)

Semi-Annual Report
December 31, 2011 (Unaudited)

Global & International Funds
International Fund (UMBWX)
International Discovery Fund (UMBDX)
Global Equity Fund (SCGLX)

Domestic Equity Funds
Stock Fund (UMBSX)
Mid Cap Fund (UMBMX)
Small Cap Fund (UMBHX)

Fixed Income Funds
Unconstrained Bond Fund (SUBFX)
Core Bond Fund (SCCIX & SCCYX)
Core Plus Bond Fund (SCPZX & SCPYX)

Table of Contents

Economic and Market Commentary	1

International Fund	2

International Discovery Fund	7

Global Equity Fund	12

Stock Fund	17

Mid Cap Fund	21

Small Cap Fund	25

Unconstrained Bond Fund	30

Core Bond Fund	35

Core Plus Bond Fund	41

Statements of Assets and Liabilities	48

Statements of Operations	52

Statements of Changes in Net Assets	54

Financial Highlights	57

Notes to Financial Statements	63

Other Information	74

Expense Example	75

Glossary of Investment Terms	76

Shares of the Scout Funds are not deposits or obligations of, nor guaranteed by, UMB Bank, n.a. or any other banking institution; nor are they insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. These shares involve investment risks, including the possible loss of the principal invested.

SCOUT FUNDS SEMI-ANNUAL REPORT

Economic and Market Commentary

Dear Shareholder:

The six months ended Dec. 31, 2011 have been a sea of market volatility. Performance across asset classes has largely been driven by the political fallout and perceptions about sovereign debt problems from Athens to Washington. In both Europe and in the United States, after much posturing, leaders avoided disaster, but not before leaving investors wondering what’s over the horizon.

We still feel there is some potential for the U.S. to slide into a recession in 2012, but that is not the most likely outcome. This past year we characterized the pace of U.S. economic activity as a long hard slog, and this pattern may well continue in the months ahead. The wild card in our fundamental economic outlook centers on Europe and China. World-wide economic growth will probably be slower in 2012 with Europe entering a recession, which we believe will be most pronounced in countries bordering the Mediterranean.

U.S. growth prospects are marginally brighter. Consumers are benefiting from the temporary positive effect of lower energy and commodity prices since the summer of 2011, as well as a modest uptick in hiring. We also believe housing starts and existing home sales may show some degree of acceleration during 2012. This may begin to break the long-term housing inventory logjam that remains a highly illiquid drain on confidence and cash flow for many households.

In the months ahead, we plan to carefully watch what happens with the cost of capital, inventories of both homes and goods, consumer sentiment and consumers’ ability to finance. We will attempt to take advantage of volatility while carefully managing the risks associated with market forces.

Nevertheless, substantial risks remain that stem from underlying economic imbalances. Households and governments are still restructuring balance sheets. Business appears lukewarm about major capital investments. Growth in U.S. corporate earnings has also slowed. In the months ahead, we plan to carefully watch what happens with the cost of capital, inventories of both homes and goods, consumer sentiment and consumers’ ability to finance. With a savings rate of only 3%, and a large share of the U.S. population moving into the wealth distribution phase of their lives, a quick return to boom times in America is extremely unlikely.

This April, the world will mark the 100th anniversary of the sinking of the S.S. Titanic as well as political events that eventually led to the creation of both the Federal Reserve System and the U.S. income tax in 1913. In our view, it will be a time for citizens to assess what kind of financial and/or social lifeboats they expect from governments. How this question is answered, in our view, will affect how effectively the world can deal with the inevitable economic icebergs and market storms that investors should expect in the years ahead.

At Scout Investments, we will use our three decades of skill and knowledge across multiple asset classes to navigate the rough roads and seas before us. We will attempt to take advantage of volatility while carefully managing the risks associated with market forces. We will not let our quest to deliver performance be overshadowed by the real desire, shared by both investment advisors and investors, for prudence on the journey toward financial and life goals.

William B. Greiner, CFA

President and Chief Investment Officer

Scout Investments

You should consider the Funds’ investment objectives, risks, charges and expenses carefully before investing. To obtain a Prospectus, which contains this and other information about the Funds, call 800.996.2862. Please read the Prospectus carefully before investing.

DECEMBER 31, 2011	1

International Fund

OBJECTIVE & STRATEGY (Unaudited)

The Scout International Fund seeks long-term growth of capital and income by investing in a diversified portfolio of equity securities of established companies either located outside the United States or whose principal business is carried on outside the United States.

The second half of calendar year 2011 was a challenging time for international stocks. Investors around the world were jolted by events in Europe as Greece and Italy grappled with heavy sovereign debt burdens and political indecisiveness. The damage in terms of total return was substantial for the period. Still, the period was not nearly as bad as during the global financial crisis three years earlier.

The Fund fell 16.23% for the six-month period ending Dec. 31, 2011, less than the MSCI EAFE Index, which dropped 16.31% for the period. The Lipper International Large-Cap Growth Funds Index, representing the Fund’s peer group, fell 15.67% over the same period.

A Dramatic Challenge

Throughout the summer and autumn, market movements were affected by rapidly shifting perceptions about the Eurozone leaders’ ability to come to grips with the debt crisis. When politicians came up with a credible plan, markets would rally. Plans deemed ineffective were greeted with heavy selling, proverbially booed off the stage by skeptical investors.

By the end of the period, German chancellor Angela Merkel and French President Nicolas Sarkozy led the way in rewriting the financial script, working with major institutions such as the International Monetary Fund (IMF) and the European Central Bank (ECB). Their efforts appeared to avert tragedy, even as southern portions of the continent faced economic hardships.

There were bright spots on the investing landscape, especially in the fourth calendar quarter, when markets recovered sharply. Corporate profits continued to show strong growth. Corporate balance sheets accumulated large amounts of cash as retained earnings grew and corporate debt declined. Central banks remained highly accommodative. Even the ECB cut its key interest rate twice in an attempt to revitalize the Eurozone economy.

An Underweighting of Europe and Financials Sector

Our active management added value during the second half of 2011 with overweight Fund positions in Canada and Latin America, and a substantial underweighting of Europe. Within Europe, we tactically focused our resources on stocks of companies in places with higher quality fiscal balance sheets in northern Europe, such as Germany and Sweden.

From a sector perspective, our underweight position in the Financials sector contributed positively to performance over the last six months. Stock prices of most banks and insurance companies retreated sharply. However, for us the Financials sector was the leading positive contributor to relative performance during the period. We benefited from holding Aflac Inc., a U.S.-based insurer with about three-quarters of its business in Japan, and two Canadian banks, Toronto Dominion and Royal Bank of Canada. Erste Bank of Austria was our biggest detractor from performance in this sector, and the single biggest detractor in the portfolio for the period.

By contrast, Aflac was the single biggest individual stock contributor to performance as the equity market rebounded and helped the Fund outpace its benchmark by a wide margin in the fourth calendar quarter of 2011. The largest provider of policies supplementing work and government health coverage, we have held Aflac continuously in the Fund for more than five years, increasing our position from 704,200 shares as of Dec. 31, 2006 to more than 2.3 million shares as of Dec. 31, 2011 as spasms of market volatility have provided opportunities to increase our position. The company’s sales and earnings have done well since Japan’s March 2011 tsunami and earthquake.

Spots of Weakness and Opportunity

For the six-month period, the weakest sector contributor was Health Care. Bayer, the German pharmaceutical company, was pulled down by worries about its materials division. Teva, the Israel-based generic pharmaceutical company, declined over concerns about competition to its main branded drug Copaxone.

Industrials, Consumer Staples and Energy were other weak performing sectors in the portfolio over the past six months. Companies like Komatsu (Japanese heavy equipment), ABB (Swiss electrical power and transmission equipment), SKF (Sweden-based ball bearing maker), Addecco (Swiss employment agency) and Siemens (German conglomerate) fell sharply as cyclical stocks fell out of favor.

Despite a sharp plunge in the price of gold during the period, as well as volatility in commodities such as oil, industrial metals and grain, the Fund performed well in the Materials sector. The Canadian company Barrick Gold and Swedish paper company, Svenska Cellulosa contributed positively to returns.

Outlook — The New World has More Appeal than the Old

Although the sovereign debt crisis continues to fester and many economies are slowing, growth has not evaporated around the world. Many emerging markets are facing challenges, especially China. Still, consumer demand growth there is expected to exceed many developed markets. However, it may not be enough to compensate for a drop in export markets. While authorities in China have often been able to manage growth, this has become more difficult in an economy that is twice as large as it was not too long ago.

There are multiple reasons for optimism. Inflation fears are receding. Many corporations continue to maintain sound balance sheets and achieve respectable earnings, leading to increases in dividend payouts. Equity valuations are appealing. The U.S. economy is showing signs of life, along with Canada, Mexico and other economies far from the European crisis.

2	SCOUT FUNDS SEMI-ANNUAL REPORT

At the close of the period, the ECB was putting in place and executing a plan to support the European banking system by providing liquidity to over 500 banks. This move has helped to restore confidence. This plan included expanding funding for the bailout facility known as the European Financial Stability Fund (EFSF).

We have long believed that there are many parts of the world that offer long-term growth potential and we remain well-diversified geographically and across sectors. While Europe may again be a psychological driver of markets, our investment strategy will continue to be guided by a long-term term, balanced and fundamental approach to investing in companies, not countries. We see the months ahead as an opportunity to pursue equities across the world with care and prudence.

James L. Moffett, CFA

Lead Portfolio Manager

Gary N. Anderson, CFA

Co-Portfolio Manager

Michael P. Fogarty, CFA, CPA

Co-Portfolio Manager

HYPOTHETICAL GROWTH OF $10,000 (Unaudited)

Performance returns for the Scout International Fund, MSCI EAFE Index and Lipper International Large-Cap Growth Funds Index assume dividends were reinvested for the entire period.

For illustrative purposes only; may not represent your returns.

[1]	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index. The Morgan Stanley, Australasia, Far East Index (MSCI EAFE) is an arithmetic, market value-weighted average of over 900 securities listed on the stock exchanges of countries in Europe, Australasia and the Far East. The Lipper International Large-Cap Growth Funds Index consists of Funds that, by portfolio practice, invest at least 75% of their equity assets in companies strictly outside of the U.S. with market capitalizations (on a three-year weighted basis) above Lipper’s international large-cap floor. International large-cap growth Funds typically have an above-average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to their large-cap-specific subset of the S&P/Citigroup World ex-U.S. BMI.

REGION/COUNTRY ALLOCATION (Unaudited)
(as a % of total portfolio equities)

Portfolio composition will change due to ongoing management of the Fund. References to specific securities should not be construed as recommendations by the Fund, its Advisor or Distributor.

Risk considerations: Foreign investments present additional risks due to currency fluctuations, economic and political factors, government regulations, differences in accounting standards and other factors. Investments in emerging markets involve even greater risks.

DECEMBER 31, 2011	3

COMPARATIVE RATES OF RETURN (Unaudited)
Scout International Fund (UMBWX)
as of December 31, 2011

	1 Year	3 Years	5 Years	10 Years
Scout International Fund	-12.35%	10.37%	-0.38%	6.54%
MSCI EAFE Index[1]	-12.14%	7.65%	-4.72%	4.67%
Lipper International Large-Cap Growth Funds Index[1]	-11.93%	9.56%	-2.96%	3.60%

[1]	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index.

Returns for periods greater than one year are compounded average annual rates of return.

The performance data quoted represents past performance and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 800-996-2862. The returns for periods prior to April 1, 2005 do not reflect the fees and expenses in effect as of April 1, 2005. If the new fees and expenses and the Advisor’s agreement to limit total Fund expenses were in effect for the periods shown, returns would have been lower. As of June 30, 2011, the gross/net expense ratio for the Fund was 0.94% (as disclosed in the most recent Prospectus) compared to the December 31, 2011 gross/net expense ratio of 0.97%.

A redemption fee of 2% will be imposed on redemptions or exchanges made within two months of purchase of shares in the Scout International Fund. Please see the Prospectus for more information about the fee and which accounts it applies to.

The performance shown in the above table and in the graph on the preceding page does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Prior to October 31, 2006, the Fund was known as the UMB Scout WorldWide Fund.

PORTFOLIO CHARACTERISTICS (Unaudited)

	Scout
	International		MSCI EAFE*
Number of Holdings	100		924
Weighted Median Market Cap	$30.6	B	$29.2	B
Weighted Average Market Cap	$41.3	B	$47.1	B
5 Year Historical EPS Growth	5.6%		-0.6%
12 Mo Historical P/E (Avg)	13.5		16.2
Price/Book	1.8		1.0
Return on Equity	13.9%		11.9%
Sharpe Ratio (3 Year)†	0.46		0.33
R2 (3 Year)†	0.94		1.00
Standard Deviation (3 Year)†	22.06%		22.75%
Beta (3 Year)†	0.94		1.00
Alpha (3 Year)†	2.97%		—
Turnover Ratio (Trailing 1 Year)	15%		—
Total Assets (in millions)	$6,979.8		—
Inception Date	9/14/93		—

*	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index.

†	Measured against the MSCI EAFE Index.

FUND DIVERSIFICATION (Unaudited)
Scout International Fund (UMBWX)

Based on total investments as of December 31, 2011. Subject to change.

TOP 10 EQUITY HOLDINGS (Unaudited)
Scout International Fund (UMBWX)

Percent
of Total
Toronto-Dominion Bank	2.0%
Enbridge, Inc.	1.7%
Komatsu Ltd.	1.6%
Sampo Oyj — A Shares	1.6%
Inditex S.A.	1.5%
BG Group PLC	1.5%
FANUC Corp.	1.5%
Aflac, Inc.	1.5%
Bayer A.G.	1.4%
Barclays PLC	1.4%
Top 10 Equity Holdings Total.	15.7%

Based on total investments as of December 31, 2011. Subject to change.

PLC — Public Limited Company

HISTORICAL PER-SHARE RECORD (Unaudited)
Scout International Fund (UMBWX)

		Income &		Cumulative[3]
	Net Asset	Short-Term[2] Gains	Long-Term[2] Gains	Value Per Share
	Value	Distribution	Distribution	Plus Distributions
12/31/07	$37.38	$0.65	$0.41	$ 44.22
12/31/08	21.79	0.46	0.98	30.07
12/31/09	29.14	0.33	—	37.75
12/31/10	32.38	0.54	—	41.53
12/31/11	27.97	0.42	—	37.54
[2]	Represents distributions for the respective 12-month period ended.

[3]	Does not assume any compounding of reinvested distributions.

Table shows calendar-year distributions and net asset values; may differ from fiscal-year annual reports.

Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund, its Advisor or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities or sectors mentioned above.

4	SCOUT FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS

December 31, 2011 (Unaudited)

INTERNATIONAL FUND
	Shares	Value

COMMON STOCKS — 97.8%
AUSTRALIA — 3.6%
BHP Billiton Ltd.[1]	1,306,156	$92,253,798
CSL Ltd.	1,978,105	64,742,470
Woodside Petroleum Ltd.[1]	1,877,883	58,965,526
Woolworths Ltd.	1,397,611	35,879,797
		251,841,591
AUSTRIA — 0.7%
Verbund A.G.	1,796,874	48,183,386

BRAZIL — 2.8%
Cia de Bebidas das Americas[1]	2,727,083	98,420,426
Empresa Brasileira de Aeronautica S.A.[1]	1,291,420	32,569,612
Petroleo Brasileiro S.A.[1]	1,453,707	36,124,619
Vale S.A.[1]	1,388,027	29,773,179
		196,887,836
CANADA — 9.1%
Barrick Gold Corp.[2]	1,991,113	90,097,863
BCE, Inc.[2]	1,068,481	44,523,603
Canadian Natural Resources Ltd.[2]	1,823,692	68,151,370
Enbridge, Inc.[2]	3,118,472	116,662,038
Enbridge, Inc.	343,456	12,841,462
Imperial Oil Ltd.[2]	1,526,555	67,901,166
Royal Bank of Canada[2]	1,936,014	98,659,273
Toronto-Dominion Bank[2]	1,842,959	137,871,763
		636,708,538
CHILE — 0.9%
Sociedad Quimica y Minera de Chile S.A.[1]	1,220,123	65,703,624

COLOMBIA — 0.3%
Ecopetrol S.A.[1]	552,802	24,610,745

DENMARK — 0.7%
Novo Nordisk A/S1	448,740	51,721,772

FINLAND — 1.6%
Sampo Oyj — A Shares	4,386,354	108,828,585

FRANCE — 5.2%
Air Liquide S.A.[1]	2,610,316	64,213,774
AXA S.A.[1]	4,898,756	62,998,002
Dassault Systemes S.A.	1,110,904	89,041,978
Groupe Danone	785,275	49,363,627
LVMH Moet Hennessy Louis Vuitton S.A.	695,442	98,468,071
		364,085,452
GERMANY — 12.4%
Adidas A.G.[1]	2,609,275	85,088,458
Allianz S.E.[1]	4,855,835	45,984,757
BASF S.E.[1]	1,004,131	70,018,055
Bayer A.G.[1]	1,561,611	99,630,782
Continental A.G.*	557,461	34,700,171
Fresenius Medical Care A.G. & Co. KGaA[1]	1,235,440	83,985,211
Henkel A.G. & Co. KGaA[1]	1,306,281	75,646,733
Merck KGaA	613,123	61,125,820
Muenchener Rueckversicherungs A.G.[1]	7,118,196	87,411,447
SAP A.G.[1]	1,455,455	77,066,342
Siemens A.G.[1]	872,163	83,387,504
Volkswagen A.G.	412,797	61,840,746
		865,886,026
GREECE — 0.9%
Coca Cola Hellenic Bottling Co., S.A.*	3,741,541	64,162,840

HONG KONG — 0.8%
CLP Holdings Ltd.	6,245,160	53,111,119

HUNGARY — 0.7%
MOL Hungarian Oil and Gas NyRt.*[1]	1,380,576	49,949,240

INDIA — 1.1%
Infosys Technologies Ltd.[1]	1,560,948	80,201,508

IRELAND — 0.9%
Ryanair Holdings PLC*[1]	2,154,266	60,017,851

ISRAEL — 1.4%
Israel Chemicals Ltd.[1]	4,151,130	43,586,865
Teva Pharmaceutical Industries Ltd.[1]	1,347,802	54,397,289
		97,984,154
ITALY — 2.2%
Luxottica Group S.p.A.[1]	2,374,109	66,308,864
Saipem S.p.A.	1,999,089	84,993,301
		151,302,165
JAPAN — 13.1%
Canon, Inc.[1]	2,047,320	90,163,973
FANUC Corp.	693,278	106,103,870
Honda Motor Co., Ltd.[1]	2,352,640	71,873,152
Japan Tobacco, Inc.	18,524	87,120,800
JGC Corp.	1,999,103	47,997,172
Komatsu Ltd.[1]	4,615,717	109,023,235
Kubota Corp.[1]	1,684,619	70,012,766
Kyocera Corp.[1]	708,235	56,524,235
Nidec Corp.[1]	4,071,578	87,864,653
Nitto Denko Corp.	1,741,389	62,307,202
NTT DoCoMo, Inc.[1]	2,542,573	46,656,215
Terumo Corp.	1,670,572	78,677,712
		914,324,985

(Continued on next page)

DECEMBER 31, 2011	5

SCHEDULE OF INVESTMENTS

December 31, 2011 (Unaudited)

INTERNATIONAL FUND (Continued)
	Shares	Value

LUXEMBOURG — 0.6%
Millicom International Cellular S.A.	387,304	$38,803,279

MEXICO — 2.3%
Grupo Televisa S.A.[1]	3,931,062	82,788,166
Wal-Mart de Mexico S.A.B. de C.V.[1]	2,725,509	74,651,691
		157,439,857
NETHERLANDS — 1.5%
Core Laboratories N.V.	543,456	61,926,811
Koninklijke Ahold N.V.[1]	3,250,508	43,719,333
		105,646,144
SINGAPORE — 1.0%
United Overseas Bank Ltd.[1]	2,872,097	67,666,605

SOUTH AFRICA — 1.4%
FirstRand Ltd.	21,559,575	55,390,872
Naspers Ltd.[1]	940,957	40,931,630
		96,322,502
SOUTH KOREA — 1.0%
Hyundai Motor Co.*	362,652	67,173,190

SPAIN — 2.6%
Banco Bilbao Vizcaya Argentaria S.A.[1]	2,508,208	21,495,343
Banco Bilbao Vizcaya Argentaria S.A.	6,231,071	53,871,163
Inditex S.A.	1,312,834	107,521,045
		182,887,551
SWEDEN — 4.8%
Hennes & Mauritz A.B. — B Shares	2,354,841	75,722,541
Sandvik A.B.[1]	4,853,271	59,209,906
SKF A.B.[1]	3,076,466	64,728,845
Svenska Cellulosa A.B. — B Shares	4,555,553	67,518,603
Telefonaktiebolaget LM Ericsson[1]	6,787,974	68,762,177
		335,942,072
SWITZERLAND — 6.0%
ABB Ltd.*[1]	4,655,277	87,658,866
Adecco S.A.[1]	1,740,255	36,301,719
Givaudan S.A.*	66,031	62,916,794
Nestle S.A.[1]	1,371,936	79,174,427
Novartis A.G.[1]	1,260,234	72,047,578
Syngenta A.G.	1,346,539	79,365,009
		417,464,393
TAIWAN — 1.9%
HON HAI Precision Industry Co., Ltd.	13,311,152	36,444,219
Taiwan Semiconductor Manufacturing Co., Ltd.[1]	7,311,998	94,397,894
		130,842,113
UNITED KINGDOM — 12.9%
Barclays PLC[1]	9,052,663	99,488,766
BG Group PLC[1]	995,786	106,549,102
British American Tobacco PLC[1]	932,256	88,452,449
BT Group PLC	19,354,083	57,378,160
GlaxoSmithKline PLC[1]	1,026,260	46,828,244
HSBC Holdings PLC[1]	2,024,291	77,125,487
Prudential PLC[1]	3,755,103	74,125,733
Reckitt Benckiser Group PLC	1,118,327	55,228,598
Royal Dutch Shell PLC[1]	1,134,656	86,245,203
SABMiller PLC	1,003,050	35,305,827
SABMiller PLC[1]	1,113,952	39,044,018
Standard Chartered PLC	2,098,176	45,911,448
Vodafone Group PLC[1]	3,111,972	87,228,575
		898,911,610
UNITED STATES — 3.4%
Aflac, Inc.	2,337,199	101,107,228
Mettler-Toledo International, Inc.*	589,780	87,116,404
NII Holdings, Inc.*	2,188,716	46,619,651
		234,843,283
TOTAL COMMON STOCKS
(Cost $6,127,488,138) — 97.8%		6,819,454,016

SHORT-TERM INVESTMENTS — 2.1%
MONEY MARKET FUNDS
Federated Treasury Obligations
Fund, 0.010%	41,000,000	41,000,000
Fidelity Institutional Government
Portfolio, 0.010%	55,000,000	55,000,000
Fidelity Institutional Treasury
Portfolio, 0.010%	52,000,000	52,000,000
		148,000,000
TOTAL SHORT-TERM INVESTMENTS
(Cost $148,000,000) — 2.1%		148,000,000

TOTAL INVESTMENTS
(Cost $6,275,488,138) — 99.9%		6,967,454,016

Other assets less liabilities — 0.1%		3,673,699

TOTAL NET ASSETS — 100.0%
(equivalent to $27.97 per share;
unlimited shares of $1.00 par value
capital shares authorized;
249,213,149 shares outstanding)		$6,971,127,715

PLC — Public Limited Company

* Non-income producing security.

1 ADR — American Depositary Receipt.

2 Canadian security traded on U.S. stock exchange.

See accompanying Notes to Financial Statements.

6	SCOUT FUNDS SEMI-ANNUAL REPORT

International Discovery Fund

OBJECTIVE & STRATEGY (Unaudited)

The Scout International Discovery Fund seeks long-term growth of capital by investing in equity securities of smaller and mid-sized companies that are either located outside the United States or whose primary business is carried on outside of the United States.

Global daily market volatility created a rollercoaster ride for investors between July and December of 2011. Within the space we live in, small and mid-size international companies, this short segment of what we believe will be a productive long-term journey was especially difficult.

The Fund fell 17.84% for the six months ending Dec. 31, 2011 compared to a 18.46% plunge for the MSCI EAFE SMID Index and a 17.85% decline for the Lipper International Multi-Cap Growth Funds Index.

Good Selection in Troubled Markets

The Industrials, Information Technology and Consumer Staples sectors were the highest positively contributing sectors to the Fund’s results for the period. Despite the market anxiety caused by Europe’s debt crisis, we did better in Europe than any other region in the world over the past six months, led by France, the Netherlands, Germany and Switzerland. We were overweight all four countries, especially Germany.

Our portfolio positioning and holdings in three of Europe’s sovereign debt-laden countries — Ireland, Italy and Greece — also made small contributions that helped us retain more capital than our benchmark during exceptionally difficult market conditions.

The Materials, Consumer Discretionary and Telecommunication Services sectors were the biggest detractors from the Fund’s performance. The Materials sector was hit by a combination of weakness in commodity prices and stock-specific events such as an unexpected flood at the Quebec mine of a gold mining company that we owned and sold during the period (Agnico Gold Mines).

On an individual stock basis, the Fund’s biggest contributors and detractors from the Fund’s performance were two maternity-oriented consumer companies on opposite sides of the world. Shares of Pigeon Corp. of Japan soared, while Mothercare plc of the U.K. dropped sharply amid weak sales reports.

Overall, the Pacific Rim was the biggest regional detractor from our results for the period, led by Japan, both because the Fund was underweight a country that outpaced much of the rest of the world and because of weak stock selection. After strengthening for most of the year, the Japanese Yen weakened slightly during the last quarter of the year, helping exporters. Australia and Taiwan were also sources of relative weakness within the portfolio. Our underweighting of Hong Kong helped, however.

Elsewhere in the world, the portfolio benefited from a holding in Israel, but lost ground in Canada, Columbia and Chile.

Europe’s Hour Upon the Stage

For much of the period, all investor eyes were fixed on the Eurozone debt crisis. It seemed that any new statement, no matter how insignificant, from German Chancellor Angela Merkel and French President Nicolas Sarkozy provided or denied speculative fuel to global equity markets, depending on the comment and timing. There was a myriad of groups and solutions at the table — the International Monetary Fund (IMF), the European Central Bank (ECB), the European Financial Stability Facility (EFSF) and the European Stability Mechanism (ESM) to name a few.

To be fair, it does now look as if a Lehman-style liquidity event in Europe has been avoided for the moment with the ECB announcement that it will lend €489 billion to Euro-area banks over the next three years. Of course, what exactly the banks are doing with this money is another question. European leaders also took steps to ease the debt crisis by forcing banks to take losses on Greek bonds. But won’t Portugal and Ireland want a similar deal? Leaders also agreed on more funding for the EFSF and on the need for banks to bolster their capital ratios.

In early December, a new fiscal blueprint for a closer union to save the Euro was announced. While we feel fuller European integration is the correct long-term path to take to save the currency, we also believe the Eurozone needs help now. Britain did not like the proposal and decided to opt out. The move was lauded at home, but may turn out not to have been one of the better played pieces of diplomacy. Uncertainty on the political front was also reflected in the bond markets in Europe with French 10-year bond yields rising while German 10-year bond yields declined. Italy suffered the most as yields increased by almost 1% during the period.

Economic news was mixed during the period. U.K. inflation was at a record high in September when consumer prices rose 5.2% from a year earlier, a number surely not hindered by an extension of quantitative easing in that country. Some of the major emerging markets were weak with Brazil expanding at its slowest pace in 10 quarters and China’s September exports rising the least amount in seven months. However, as the quarter neared an end, there were some glimmers of hope when the U.S. reported good retail spending numbers and German business sentiment improved. With limited fiscal flexibility available in already hamstrung economies worldwide, central banks across the globe are now undertaking considerable monetary stimulus and lowering interest rates at a significantly faster pace

Outlook — Weakened Growth, But Still Opportunity

As 2012 progresses, the global outlook is uncertain. The U.S., although not powering ahead, seems to be muddling through. Much of Europe is in for slower growth due in part to the imposition of austerity measures. We should get an idea early in the year for risk appetite when Italy comes to refinance large chunks of debt. And many emerging markets are also facing challenges, including China. In fact, China, which relies on the western world for export growth, might be the biggest worry for 2012 despite recent upbeat reports. Domestic demand is not large enough to compensate for a drop in export markets and while authorities are often able to “manage” growth, this becomes more difficult in an economy

DECEMBER 31, 2011	7

that is twice as large as it was not too long ago. Balancing this is the lax monetary policy that is now in play throughout the world. If Europe can resolve its debt crisis, then equity markets could recover from the lows that they are currently seeing.

Small and mid cap international stocks have yet to regain all the ground lost since the start of the global financial crisis in 2007. However, we are encouraged that more investors have begun to see this category of stocks as an asset class distinct from large company international stocks, with different performance characteristics.

As with small and mid cap U.S. stocks, we believe most investors are underweighted in small and mid-size international companies relative to their risk profiles and the objectives of their long-term investment journey. In our view, this provides an opportunity for patient investors who have already allocated resources to this asset class to benefit as this area of the market potentially recovers and gains more recognition.

Michael D. Stack, CFA

Lead Portfolio Manager

Mark G. Weber, CFA

Co-Portfolio Manager

HYPOTHETICAL GROWTH OF $10,000 (Unaudited)

Performance returns for the Scout International Discovery Fund, MSCI EAFE SMID Index and Lipper International Multi-Cap Growth Funds Index assume dividends were reinvested for the entire period.

For illustrative purposes only; may not represent your returns.

[1]	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index. The Morgan Stanley Capital International Europe, Australasia, Far East Small/ Mid-Cap Core Fund Index (MSCI EAFE SMID) is a free float-adjusted market capitalization index that is designed to measure the equity of the Mid and Small Cap market performance of developed markets, excluding the U.S. & Canada. The Lipper International Multi-Cap Growth Funds Index consists of Funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. International multi-cap growth Funds typically have an above-average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P/Citigroup World ex-U.S. BMI.

REGION/COUNTRY ALLOCATION (Unaudited)
(as a % of total portfolio equities)

Portfolio composition will change due to ongoing management of the Fund. References to specific securities should not be construed as recommendations by the Fund, its Advisor or Distributor.

Risk considerations: Foreign investments present additional risks due to currency fluctuations, economic and political factors lower liquidity, government regulations, differences in securities regulations and accounting standards, possible changes in taxation, limited public information and other factors. The risks are magnified in countries with emerging markets, since these countries may have relatively unstable governments and less established markets and economies. Small cap and mid cap stocks are more susceptible to market volatility because smaller companies may not have the management experience, financial resources, product diversification and competitive strengths of larger companies. Additionally, smaller company stocks tend to be sold less often and in smaller amounts than larger company stocks.

8	SCOUT FUNDS SEMI-ANNUAL REPORT

COMPARATIVE RATES OF RETURN (Unaudited)
Scout International Discovery Fund (UMBDX)
as of December 31, 2011

			Since
	1 Year	3 Years	Inception[1]
Scout International Discovery Fund	-12.92%	10.15%	-3.35%
MSCI EAFE SMID Index[2]	-14.91%	11.62%	-6.75%
Lipper International Multi-Cap Growth Funds Index[2]	-14.65%	12.29%	-6.72%

[1]	Inception – December 31, 2007.

[2]	Unmanaged index of stocks, bonds or mutual funds It is not possible to invest directly in an index.

Returns for periods greater than one year are compounded average annual rates of return.

The performance data quoted represents past performance and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 800-996-2862. As of June 30, 2011, the gross expense ratio for the Fund was 1.69% (as disclosed in the most recent Prospectus) compared to the December 31, 2011 gross expense ratio of 1.67%.

A redemption fee of 2% will be imposed on redemptions or exchanges made within two months of purchase of shares in the Scout International Discovery Fund. Please see the Prospectus for more information about the fee and which accounts it applies to.

The performance returns for the Fund reflect a fee waiver in effect. In absence of such waiver, the returns would be reduced.

The Advisor has entered into an agreement to waive advisory fees and/or assume certain fund expenses through October 31, 2012 in order to limit the total annual fund operating expenses, excluding any acquired fund fees/expenses and certain other expenses, to no more than 1.60%. If total annual fund operating expenses would fall below the expense limit, the Advisor may cause the Fund’s expenses to remain at the expense limit while it is reimbursed for fees that it waived or expenses that it assumed during the previous three fiscal years.

The performance shown in the above table and in the graph on the preceding page does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

PORTFOLIO CHARACTERISTICS (Unaudited)

	Scout		MSCI
	Int’l Discovery		EAFE SMID*
Number of Holdings	70		2,832
Weighted Median Market Cap	$3,361	M	$2,882	M
Weighted Average Market Cap	$4,630	M	$3,636	M
5 Year Historical EPS Growth	4.8%		1.3%
12 Mo Historical P/E (Avg)	15.3		21.0
Price/Book	1.6		0.8
Return on Equity	11.4%		88%
Sharpe Ratio (3 Year)†	0.50		0.50
R2 (3 Year)†	0.94		1.00
Standard Deviation (3 Year)†	20.08%		23.02%
Beta (3 Year)†	0.85		1.00
Alpha (3 Year)†	0.17%		—
Turnover Ratio (Trailing 1 Year)	32%		—
Total Assets (in millions)	$30.9		—
Inception Date	12/31/07		—

*	Unmanaged index of stocks, bonds or mutual funds It is not possible to invest directly in an index.

†	Measured against the MSCI EAFE SMID Index.

FUND DIVERSIFICATION (Unaudited)
Scout International Discovery Fund (UMBDX)

Based on total investments as of December 31, 2011 Subject to change.

TOP 10 EQUITY HOLDINGS (Unaudited)
Scout International Discovery Fund (UMBDX)

Percent
of Total
Wirecard A.G	2.8%
Gemalto N.V	2.8%
Toshiba Machine Co., Ltd.	2.5%
Ryanair Holdings PLC	2.3%
Koninklijke Vopak N.V	2.3%
SMC Corp.	2.2%
Schindler Holding A.G	2.1%
Metall Zug A.G	2.0%
Talisman Energy, Inc.	2.0%
Bureau Veritas S.A	1.9%
Top 10 Equity Holdings Total	22.9%

Based on total investments as of December 31, 2011 Subject to change.

PLC — Public Limited Company

HISTORICAL PER-SHARE RECORD (Unaudited)
Scout International Discovery Fund (UMBDX)

		Income &		Cumulative[4]
	Net Asset	Short-Term[3] Gains	Long-Term[3] Gains	Value Per Share
	Value	Distribution	Distribution	Plus Distributions
12/31/07	$10.00	$—	$—	$10.00
12/31/08	6.39	0.16	—	6.55
12/31/09	8.36	0.05	—	8.57
12/31/10	9.70	0.03	—	9.94
12/31/11	8.42	0.03	—	8.69

[3]	Represents distributions for the respective 12-month period ended.

[4]	Does not assume any compounding of reinvested distributions.

Table shows calendar-year distributions and net asset values; may differ from fiscal-year annual reports.

Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund, its Advisor or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities or sectors mentioned above.

DECEMBER 31, 2011	9

SCHEDULE OF INVESTMENTS

December 31, 2011 (Unaudited)

INTERNATIONAL DISCOVERY FUND
	Shares	Value

COMMON STOCKS — 96.6%
AUSTRALIA — 4.7%
Ansell Ltd.	21,080	$313,491
Incitec Pivot Ltd.	92,000	292,643
IOOF Holdings Ltd.	75,000	392,755
Medusa Mining Ltd.	100,000	455,145
		1,454,034
AUSTRIA — 0.8%
Wienerberger A.G	26,000	234,035

BELGIUM — 0.7%
EVS Broadcast Equipment S.A	4,500	229,994

BRAZIL — 1.2%
Empresa Brasileira de Aeronautica S.A.[1]	15,080	380,318

CANADA — 10.6%
Agnico-Eagle Mines Ltd.[2]	11,500	417,680
Canadian Pacific Railway Ltd.[2]	6,720	454,742
Home Capital Group, Inc.	10,250	494,012
Lone Pine Resources, Inc.*[2]	76,000	532,760
Research In Motion Ltd.*[2]	22,000	319,000
Talisman Energy, Inc.[2]	46,000	586,500
Tourmaline Oil Corp.*	18,000	470,518
		3,275,212
CHILE — 2.1%
Banco Santander Chile[1]	4,600	348,220
Embotelladora Andina S.A.[1]	11,000	286,330
		634,550
CZECH REPUBLIC — 1.5%
Philip Morris CR A.S	750	477,562

FINLAND — 1.5%
Sampo Oyj — A Shares	19,000	471,404

FRANCE — 8.8%
Bureau Veritas S.A	7,800	568,356
Cie Generale d’Optique Essilor International S.A	4,465	315,234
Dassault Systemes S.A.[1]	6,060	487,284
Neopost S.A	7,600	512,077
SEB SA	6,300	473,896
Technip S.A.[1]	14,500	342,200
		2,699,047
GERMANY — 9.0%
Adidas A.G.[1]	9,500	309,795
Fuchs Petrolub A.G	10,800	420,944
Morphosys A.G.*	13,500	306,290
Pfeiffer Vacuum Technology A.G	4,415	386,387
Rational A.G	2,350	511,577
Wirecard A.G	51,500	827,839
		2,762,832
IRELAND — 3.7%
Ryanair Holdings PLC*[1]	25,200	702,072
Willis Group Holdings PLC	11,000	426,800
		1,128,872
ISRAEL — 1.2%
Osem Investments Ltd.	25,000	365,324

ITALY — 2.4%
Luxottica Group S.p.A.[1]	14,000	391,020
MARR S.p.A	40,000	335,728
		726,748
JAPAN — 14.8%
Aichi Corp.	94,000	370,040
Amada Co., Ltd.	59,000	374,068
Chiyoda Corp.	38,234	388,947
Ebara Corp.	90,000	309,861
Kansai Paint Co., Ltd.	60,000	535,533
Pigeon Corp.	10,500	427,667
SMC Corp.	4,150	669,651
Sysmex Corp.	9,820	319,976
Toshiba Machine Co., Ltd.	150,100	756,643
Yamada Denki Co., Ltd.	5,918	402,888
		4,555,274
LUXEMBOURG — 0.8%
Millicom International Cellular S.A	2,445	244,960

NETHERLANDS — 5.6%
Gemalto N.V	17,000	826,843
Koninklijke Vopak N.V	12,760	674,208
Randstad Holding N.V	7,440	220,123
		1,721,174
PHILIPPINES — 0.5%
Manila Water Co., Inc.	385,100	170,524

SINGAPORE — 0.5%
SMRT Corp. Ltd.	116,405	158,850

SOUTH KOREA — 1.4%
LG Household & Health Care Ltd.*	1,020	431,705

SWITZERLAND — 10.6%
Acino Holding A.G.*	4,000	428,404
Givaudan S.A.*	485	462,126
Lindt & Spruengli A.G	12	401,022
Metall Zug A.G	150	589,748
Schindler Holding A.G	5,250	611,466
Tecan Group A.G.*	4,800	324,497
Vetropack Holding A.G	251	438,241
		3,255,504

10	SCOUT FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS

December 31, 2011 (Unaudited)

INTERNATIONAL DISCOVERY FUND (Continued)
	Shares	Value

TAIWAN — 1.8%
Taiwan Hon Chuan Enterprise Co., Ltd.	303,008	$558,402

UNITED KINGDOM — 10.4%
Amlin PLC	78,000	380,237
Capita Group PLC	41,500	405,062
Domino’s Pizza UK & IRL PLC	45,000	281,285
Informa PLC	100,000	561,095
Intercontinental Hotels Group PLC[1]	23,547	423,610
Mothercare PLC	80,000	206,547
Sage Group PLC[1]	24,295	441,683
St James’s Place PLC	103,000	519,063
		3,218,582
UNITED STATES — 2.0%
Mettler-Toledo International, Inc.*	2,100	310,191
NII Holdings, Inc.*	14,000	298,200
		608,391
TOTAL COMMON STOCKS
(Cost $29,545,133) — 96.6%		29,763,298

TOTAL INVESTMENTS
(Cost $29,545,133) — 96.6%		29,763,298

Other assets less liabilities — 3.4%		1,047,316

TOTAL NET ASSETS — 100.0%
(equivalent to $8.42 per share;
unlimited shares of $1.00 par value
capital shares authorized;
3,659,407 shares outstanding)		$30,810,614

CR — Czech Republic

IRL — Ireland

PLC — Public Limited Company

UK — United Kingdom

* Non-income producing security.

1 ADR — American Depositary Receipt.

2 Canadian security traded on U.S. stock exchange.

See accompanying Notes to Financial Statements.

DECEMBER 31, 2011	11

Global Equity Fund

OBJECTIVE & STRATEGY (Unaudited)

The Scout Global Equity Fund seeks long-term growth of capital by investing in equity securities of companies that are located anywhere in the world, including emerging markets.

For much of the Scout Global Equity Fund’s initial six months of operations, investors focused on the ability of governments in developed markets to come to grips with the sovereign debt crisis. From Athens to Berlin to Washington, equity markets struggled as politicians attempted to iron out solutions or debated how to defer decisions.

The Fund fell 11.08% for the six months ending Dec. 31, 2011, more than the 10.29% drop of the MSCI World Index and the 9.39% decline of the Lipper Global Multi-Cap Core Funds Index, representing the Fund’s peer group.

The Energy and Health Care sectors were the weakest performing sectors in the Fund’s portfolio as oil prices fell for much of this past summer, while a U.S. policy debate and court actions called the 2010 federal health care law into question. Among countries, Japan and Sweden had the biggest negative effect on the Fund’s results for the initial period. On the positive side, we benefited from effective stock selection in the Financials and Consumer Staples sectors, and through an overweighting of Western Hemisphere equities in Canada and Brazil.

Small and mid cap U.S. companies were among the best performing individual equities for the period, with three consumer stocks — Nu Skin Enterprises, Hansen Natural Corp. and Dollar Tree Inc. — making significant positive contributions. Apple Inc. was the top overall contributor for the period while French financial services firm and insurer AXA SA was the biggest detractor from the Fund’s performance. Our weakness in Japanese equities was evident in construction equipment maker Komatsu, which suffered from slowing order volume from China, as well as Nitto Denko, a export-oriented manufacturer of liquid crystal displays.

Fiscal Policy Debates Outweighed Fundamentals

Macro-economic issues and fiscal policy debates on both sides of the Atlantic overweighed fundamental stock picking, sector selection and country allocation strategies as drivers of performance over the past six months. At the start of the period, attention was focused on Washington amid Standard & Poor’s Rating Group’s (S&P’s) Aug. 6 downgrade of the U.S. sovereign debt rating and structural budget imbalances. Most major equity indexes around the world fell by large double-digit amounts between mid-July and the end of August, with the U.S. market holding up better than most.

Not long after Congress settled on a stopgap budget-cutting measure that temporarily eased market fears, events began to unravel in Europe as Eurozone leaders struggled to contain a debt crisis that most heavily impacted Greece and Italy. In November, leaders agreed on measures designed to prevent the collapse of member economies that included:

■	a deal with banks to accept a 50% write-off of Greece’s sovereign debt owed to private creditors,

■	increasing the European Financial Stability Facility (EFSF), a bailout fund, to about €1 trillion, and

■	a requirement that European banks raise capital.

Negotiations leading up to and following the agreement generated substantial daily market volatility. Investors weighed the potential side effects for stronger northern European countries. There were also concerns about the fallout for other parts of the world, notably China, where economic growth in export sectors is rapidly eroding.

During the period, the U.S. economy appeared to strengthen a bit as unemployment dipped. New housing starts, at least for multi-family units, rose more than expected. The value of the U.S. dollar increased against most currencies, continuing a year-long pattern. Overall consumer prices remained stable amid falling energy, housing and agricultural commodity prices during the quarter. Gold prices reached a record $1,923 an ounce in early September, then retreated sharply.

We faced an environment in which equity prices were consistently volatile. The fourth calendar quarter saw the Dow Jones Industrial Average rise by the third largest single day point gain ever on Nov. 30, but many days of losses as well. Overall, equity markets provided positive returns for the quarter, but did not regain the ground lost during the late July and early August sell off. Overseas, established markets outside of Europe generally rallied more than emerging markets.

The Road Sign Ahead: Caution

Recently reported economic data has been encouraging. However, we believe the most likely road ahead for investors will be slow one, full of peaks and valleys. We still feel there is some potential for the U.S. to slide into a recession in 2012. The wild card in our fundamental economic outlook centers on Europe and China. World-wide economic growth will probably be slower in 2012 with Europe entering a recession, which we believe will be most pronounced in countries bordering the Mediterranean.

U.S. growth prospects are marginally brighter than in many parts of the developed world. Consumers are benefiting from the temporary positive effect of slightly lower energy and commodity prices since the summer of 2011, as well as an uptick in hiring. Nevertheless, substantial risks remain that stem from underlying economic imbalances. Households and governments are still restructuring balance sheets. Business appears lukewarm about major capital investments. The existing homes sales market remains a highly illiquid drain on confidence and cash flow.

12	SCOUT FUNDS SEMI-ANNUAL REPORT

Toward the end of the period, the U.S. savings rate declined from about 6% in 2010 to about 3% based on disposable income. So, while some retailers were full of cheer about Christmas sales rates as the fourth calendar quarter drew to a close, we believe the recent flurry of activity was not a positive secular turn towards higher consumption.

Growth in U.S. corporate earnings has also slowed. It appears that the earnings growth rate of the S&P 500® in the fourth quarter of 2011 may be better than Wall Street expects, but still drop to single-digit levels, a level not seen since the U.S. crawled out of recession nearly three years ago. Overall, we expect the world to be fighting a continuing tide of economic challenges as 2012 unfolds. Nevertheless, we believe this volatility can provide investment opportunities for long-term, quality-oriented investors.

At the end of the day, we believe all eyes will be looking to the east, as Europe continues struggling through its banking/currency/solvency issues. We are encouraged by signs that at least the “correct” questions are now being asked. These questions center not on “kicking the can down the road,” but rather on what do citizens expect from their governments. These questions are being asked around the world, and as people come to grips with these issues, we expect the markets to show approval.

In the meantime, we expect volatility to persist. Asset value pricing volatility has been high and we believe should remain high for the foreseeable future. An investor can treat volatility two different ways. One way is to run away from volatility. The other is to attempt to take advantage of volatility. We choose the latter.

William B. Greiner, CFA

Lead Portfolio Manager

James A. Reed II, JD, CFA

Co-Portfolio Manager

Gary N. Anderson,CFA

Co-Portfolio Manager

HYPOTHETICAL GROWTH OF $10,000 (Unaudited)

Performance returns for the Scout Global Equity Fund, MSCI World Index and Lipper Global Multi-Cap Core Funds Index assume dividends were reinvested for the entire period.

For illustrative purposes only; may not represent your returns.

[1]	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index. The Morgan Stanley Capital International World Fund Index (MSCI World) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Lipper Global Multi-Cap Core Funds Index consists of Funds that, by portfolio practice, invest in a variety of market capitalization ranges, without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap Funds will generally have between 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above the 300% of the dollar-weighted median market capitalization of the S&P Mid Cap 400 Index.

REGION/COUNTRY ALLOCATION (Unaudited)
(as a % of total portfolio equities)

Portfolio composition will change due to ongoing management of the Fund. References to specific securities should not be construed as recommendations by the Fund, its Advisor or Distributor.

Risk considerations: Foreign investments present additional risks due to currency fluctuations, economic and political factors, government regulations, differences in accounting standards and other factors. Investments in emerging markets involve even greater risks. Small and mid cap stocks are subject to substantial risks such as market, business, size volatility, management experience, product diversification, financial resource, competitive strength, liquidity, and potential to fall out of favor that may cause their prices to fluctuate over time, sometimes rapidly and unpredictably. Real Estate Investment Trusts (REITS) may be affected by economic conditions including credit risk, interest rate risk and other factors that affect property values, rents or occupancies of real estate.

The Standard & Poor 500® Index (S&P 500®) is an unmanaged capitalization-weighted index (weighted by the market value of the companies) of 500 stocks listed on various exchanges.

DECEMBER 31, 2011	13

COMPARATIVE RATES OF RETURN (Unaudited)
Scout Global Equity Fund (SCGLX)
as of December 31, 2011

Since
Inception[1]
Scout Global Equity Fund	-11.08%
MSCI World Index[2]	-10.29%
Lipper Global Multi-Cap Core Funds Index[2]	-9.39%

[1]	Inception – June 30, 2011.

[2]	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index.

Returns for periods greater than one year are compounded average annual rates of return.

The performance data quoted represents past performance and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 800-996-2862. As of October 31, 2011, the gross expense ratio for the Fund was 2.95% (as disclosed in the most recent Prospectus) compared to the December 31, 2011 gross expense ratio of 4.89%.

A redemption fee of 2% will be imposed on redemptions or exchanges made within two months of purchase of shares in the Scout Global Equity Fund. Please see the Prospectus for more information about the fee and which accounts it applies to.

The performance returns for the Fund reflect a fee waiver in effect. In absence of such waiver, the returns would be reduced.

The Advisor has entered into an agreement to waive advisory fees and/or assume certain fund expenses through October 31, 2012 in order to limit the total annual fund operating expenses, excluding any acquired fund fees/expenses and certain other expenses, to no more than 1.40%. If total annual fund operating expenses would fall below the expense limit, the Advisor may cause the Fund’s expenses to remain at the expense limit while it is reimbursed for fees that it waived or expenses that it assumed during the previous three year period.

The performance shown in the above table and in the graph on the preceding page does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

PORTFOLIO CHARACTERISTICS (Unaudited)

	Scout		MSCI
	Global Equity		World*
Number of Holdings	131		1,613
Weighted Median Market Cap	$37.1	B	$34.9	B
Weighted Average Market Cap	$65.0	B	$69.0	B
5 Year Historical EPS Growth	10.1%		4.1%
12 Mo Historical P/E (Avg)	15.1		15.1
Price/Book	2.5		1.5
Return on Equity	16.7%		12.9%
Sharpe Ratio (6 Month)†	-0.70		-0.63
R2 (6 Month)†	0.99		1.00
Standard Deviation (6 Month)†	15.86%		16.43%
Beta (6 Month)†	0.96		1.00
Alpha (6 Months)†	-1.34%		—
Turnover Ratio (Trailing 6 Month)	71%		—
Total Assets (in millions)	$5.0		—
Inception Date	6/30/11		—

*	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index.

†	Measured against the MSCI World Index.

FUND DIVERSIFICATION (Unaudited)

Scout Global Equity Fund (SCGLX)

Based on total investments as of December 31, 2011. Subject to change.

TOP 10 EQUITY HOLDINGS (Unaudited)
Scout Global Equity Fund (SCGLX)

Percent
of Total
Apple, Inc.	2.9%
International Business Machines Corp.	2.3%
Coca-Cola Co.	2.1%
Amazon.com, Inc.	2.1%
Dominion Resources, Inc.	2.0%
Imperial Oil Ltd.	1.9%
British American Tobacco PLC	1.9%
Discover Financial Services	1.9%
Verizon Communications, Inc.	1.8%
Vodafone Group PLC	1.8%
Top 10 Equity Holdings Total	20.7%

Based on total investments as of December 31, 2011. Subject to change.

PLC — Public Limited Company

HISTORICAL PER-SHARE RECORD (Unaudited)
Scout Global Equity Fund (SCGLX)

		Income &		Cumulative[4]
	Net Asset	Short-Term[3] Gains	Long-Term[3] Gains	Value Per Share
	Value	Distribution	Distribution	Plus Distributions
06/30/11	$10.00	$—	$—	$10.00
12/31/11	8.88	0.01	—	8.89

[3]	Represents distributions for the respective 12-month period ended.

[4]	Does not assume any compounding of reinvested distributions.

Table shows calendar-year distributions and net asset values; may differ from fiscal-year annual reports.

Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund, its Advisor or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities or sectors mentioned above.

14	SCOUT FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS

December 31, 2011 (Unaudited)

GLOBAL EQUITY FUND
	Shares	Value

COMMON STOCKS — 97.2%
AUSTRALIA — 1.1%
BHP Billiton Ltd.[1]	632	$44,638
IOOF Holdings Ltd.	1,724	9,028
		53,666
BRAZIL — 1.6%
Cia de Bebidas das Americas[1]	2,238	80,769

CANADA — 7.5%
Agnico-Eagle Mines Ltd.	142	5,157
Enbridge, Inc.[2]	1,850	69,208
Gildan Activewear, Inc.[2]	900	16,911
Imperial Oil Ltd.[2]	2,065	91,851
Kodiak Oil & Gas Corp.*[2]	2,575	24,463
Lone Pine Resources, Inc.*[2]	600	4,206
Royal Bank of Canada[2]	1,480	75,421
Toronto-Dominion Bank[2]	1,035	77,428
Tourmaline Oil Corp.*	454	11,868
		376,513
CHILE — 0.8%
Embotelladora Andina S.A.[1]	350	9,111
Sociedad Quimica y Minera de Chile S.A.[1]	600	32,310
		41,421
FINLAND — 1.3%
Sampo Oyj — A Shares	2,700	66,989

FRANCE — 3.0%
Dassault Systemes S.A.	915	73,340
LVMH Moet Hennessy Louis Vuitton S.A.	470	66,548
SEB S.A.	105	7,898
		147,786
GERMANY — 6.4%
Adidas A.G.[1]	2,040	66,524
Bayer A.G.[1]	1,260	80,388
Fresenius Medical Care A.G. & Co. KGaA[1]	1,200	81,576
Fuchs Petrolub A.G.	235	9,160
Pfeiffer Vacuum Technology A.G.	112	9,802
Rational A.G.	41	8,925
Siemens A.G.[1]	510	48,761
Wirecard A.G	1,009	16,219
		321,355
IRELAND — 0.5%
Ryanair Holdings PLC*[1]	399	11,116
Willis Group Holdings PLC	335	12,998
		24,114

ISRAEL — 0.4%
Check Point Software Technologies Ltd.*	275	14,448
Osem Investments Ltd.	404	5,904
		20,352
ITALY — 0.1%
MARR S.p.A	609	5,112

JAPAN — 4.6%
Amada Co., Ltd.	1,250	7,925
Chiyoda Corp.	625	6,358
FANUC Corp.	303	46,373
Honda Motor Co., Ltd.[1]	2,290	69,959
Komatsu Ltd.[1]	1,480	34,958
Nitto Denko Corp.	1,375	49,198
Sysmex Corp.	450	14,663
		229,434
MEXICO — 1.3%
Wal-Mart de Mexico S.A.B. de C.V.[1]	2,420	66,284

NETHERLANDS — 0.7%
Gemalto N.V	321	15,613
Koninklijke Vopak N.V.	259	13,685
Randstad Holding N.V.	242	7,160
		36,458
SWEDEN — 1.1%
Telefonaktiebolaget LM Ericsson[1]	5,430	55,006

SWITZERLAND — 2.2%
Acino Holding A.G.*	135	14,458
Novartis A.G.[1]	900	51,453
SGS S.A	26	43,043
		108,954
TAIWAN — 1.7%
Taiwan Hon Chuan Enterprise Co., Ltd.	4,000	7,371
Taiwan Semiconductor Manufacturing Co., Ltd.[1]	5,860	75,653
		83,024
UNITED KINGDOM — 10.6%
Amlin PLC	1,406	6,854
BG Group PLC[1].	745	79,715
British American Tobacco PLC[1]	966	91,654
GlaxoSmithKline PLC[1]	1,590	72,552
HSBC Holdings PLC[1]	950	36,195
Informa PLC	1,681	9,432
Mothercare PLC	1,681	4,340
Prudential PLC[1] .	3,960	78,170
Standard Chartered PLC	2,750	60,174
Vodafone Group PLC[1]	3,150	88,295
		527,381

(Continued on next page)

DECEMBER 31, 2011	15

SCHEDULE OF INVESTMENTS

December 31, 2011 (Unaudited)

GLOBAL EQUITY FUND (Continued)
	Shares	Value

UNITED STATES — 52.3%
Aegion Corp.*	470	$7,210
Affiliated Managers Group, Inc.*	425	40,779
Allegheny Technologies, Inc.	475	22,705
Allergan, Inc.	1,000	87,740
Amazon.com, Inc.*	600	103,860
American Capital Agency Corp. REIT	1,590	44,647
AMERIGROUP Corp.*	150	8,862
Apple, Inc.*	350	141,750
Arch Capital Group Ltd.*	1,000	37,230
AutoZone, Inc.*	100	32,497
Boeing Co.	780	57,213
Buckle, Inc.	219	8,951
CARBO Ceramics, Inc.	90	11,100
Carpenter Technology Corp.	146	7,516
Catalyst Health Solutions, Inc.*	201	10,452
CBS Corp. — Class B	2,153	58,432
Chevron Corp.	550	58,520
Cisco Systems, Inc.	4,400	79,552
Coca-Cola Co.	1,490	104,255
Computer Programs & Systems, Inc.	210	10,733
Cracker Barrel Old Country Store, Inc.	184	9,275
DIRECTV — Class A*	1,800	76,968
Discover Financial Services	3,800	91,200
Dominion Resources, Inc.	1,800	95,544
Expedia, Inc.	513	14,873
Gen-Probe, Inc.*	184	10,878
Genesee & Wyoming, Inc. — Class A*	219	13,267
Google, Inc. — Class A*	90	58,131
Gulfport Energy Corp.*	467	13,753
Hansen Natural Corp.*	170	15,664
Herbalife Ltd.	525	27,127
Hologic, Inc.*	1,000	17,510
Humana, Inc.	300	26,283
International Business Machines Corp.	600	110,328
Kirby Corp.*	219	14,419
Kraft Foods, Inc. — Class A	2,300	85,928
LSB Industries, Inc.*	252	7,064
Mednax, Inc.*	280	20,163
Mid-America Apartment Communities, Inc. REIT	219	13,698
Monro Muffler Brake, Inc.	303	11,753
National Health Investors, Inc. REIT	184	8,092
NewMarket Corp.	85	16,839
Nu Skin Enterprises, Inc. — Class A	500	24,285
Occidental Petroleum Corp.	920	86,204
Pfizer, Inc.	1,800	38,952
Philip Morris International, Inc.	1,000	78,480
Pioneer Natural Resources Co.	510	45,635
Praxair, Inc.	670	71,623
priceline.com, Inc.*	25	11,693
Progress Software Corp.*	528	10,217
Progressive Corp.	1,900	37,069
Prosperity Bancshares, Inc.	690	27,841
Rockwell Automation, Inc.	475	34,851
Royal Gold, Inc.	140	9,440
Salix Pharmaceuticals Ltd.*	210	10,049
SanDisk Corp.*	505	24,851
Semtech Corp.*	520	12,906
SM Energy Co.	215	15,716
Sotheby’s	256	7,304
SPX Corp.	455	27,423
Stratasys, Inc.*	561	17,060
SVB Financial Group*	200	9,538
Tempur-Pedic International, Inc.*	290	15,234
Teradata Corp.*	305	14,796
Toll Brothers, Inc.*	475	9,700
TripAdvisor, Inc.*	313	7,878
Triumph Group, Inc.	234	13,677
United Technologies Corp.	1,005	73,455
UnitedHealth Group, Inc.	1,400	70,952
Veeco Instruments, Inc.*	494	10,275
Verizon Communications, Inc.	2,230	89,468
Waddell & Reed Financial, Inc. — Class A	353	8,744
Western Refining, Inc.*	639	8,492
		2,616,569
TOTAL COMMON STOCKS
(Cost $5,014,317) — 97.2%		4,861,187

TOTAL INVESTMENTS
(Cost $5,014,317) — 97.2%		4,861,187

Other assets less liabilities — 2.8%		140,206

TOTAL NET ASSETS — 100.0%
(equivalent to $8.88 per share;
unlimited shares of $1.00 par value
capital shares authorized;
563,215 shares outstanding)		$5,001,393

PLC — Public Limited Company

REIT — Real Estate Investment Trust

* Non-income producing security.

1 ADR — American Depositary Receipt.

2 Canadian security traded on U.S. stock exchange.

See accompanying Notes to Financial Statements.

16	SCOUT FUNDS SEMI-ANNUAL REPORT

Stock Fund

OBJECTIVE & STRATEGY (Unaudited)

The Scout Stock Fund seeks long-term growth of capital and income by investing in common stocks of companies thought to be undervalued and have the potential for capital appreciation.

The second half of calendar year 2011 was an exceptionally challenging and volatile period for the U.S. stock market as fiscal policy debates in Washington and Europe overshadowed steadily higher economic growth, revived hiring at some U.S. employers and signs of life in parts of the housing market.

The Scout Stock Fund fell 7.40% for the six months ended Dec. 31, 2011, more than the 3.69% drop the S&P 500® Index experienced and more than the 4.99% decline of the Lipper Large-Cap Core Funds Index, which represents the Fund’s peer group. We underperformed our unmanaged benchmark and peers mostly because of weak stock selection in five sectors, which offset strengths in the Materials and Telecommunication Services sectors.

An Energy Rebound, Not All Stocks Benefited

The Energy and Information Technology sectors, where we had below market weightings, were our biggest detractors from Fund performance. Oil exploration and production company Chevron Corp. was a top positive contributor to performance during the period. The weakness we suffered in other energy stocks such as Halliburton, Newfield Exploration and Apache was much greater and hurt our results. The Energy sector accounted for nearly a third of the difference in the results between the Fund and the S&P 500® Index for the six months ended Dec. 31, 2011.

Overall, it was a disappointing time in which the portfolio’s returns were dragged down by a combination of unexpected market volatility, emotional reaction to fiscal policy debates and stock-specific events. In October, we saw a surprising resurgence of both the U.S. economy and the domestic stock market even as Europe teetered on the brink of recession and emerging economies faced a sharp slowdown in growth. While most investors focused on the fallout from the European debt crisis, U.S. gross domestic product picked up steam and the unemployment rate fell.

The Fund’s technology stocks provided two performance bright spots, Google Inc. and Apple Inc, during the period. These were overwhelmed by more numerous stock selections that had negative effects that resulted in the Fund’s overall holdings in this sector losing value even as the sector as a whole rose slightly in value over the period.

A similar pattern unfolded in the Consumer Discretionary, Consumer Staples and Health Care sectors. We had some notable individual stock successes such as Philip Morris International, TXJ Companies (parent of TJ Maxx stores) and Pfizer Inc. during the period. Our overall returns in these sectors were less than the returns of consumer and health care stocks in the S&P 500® Index.

As Europe Faltered, the U.S. Regained Strength

In the fourth calendar quarter, the U.S. stock market did not regain all that it had lost over the summer, but still enjoyed an impressive rally that was fueled by fiscal problem-solving in Europe. There were also signs that the U.S. might re-establish itself as a beacon of economic light and safety in an uncertain world. Events served to dispel some of the gloom that had gripped investors in the third quarter when the U.S. lost its AAA credit rating. Gold prices fell more than $300 an ounce during final three months of the year, while the value of the U.S. dollar rose against many currencies.

For the calendar year 2011 as a whole, the S&P 500® Index rose less than 0.5%, climbing from a yearly low reached on Oct. 3. This treading of water, in our view, is indicative of the fact that households and governments are still restructuring balance sheets on both side of the Atlantic.

We believe substantial risks remain that stem from economic imbalances, commodity volatility and regulatory uncertainty. Oil prices had rebounded to more than $100 a barrel by late autumn, and there were signs that grain prices might again be headed north in 2012 amid dry weather in major growing areas. U.S. business appears lukewarm about major capital investments in a climate of regulatory change .The existing homes sales market remains illiquid. A slowdown across Europe as Mediterranean countries reluctantly embrace fiscal discipline also gives us cause for concern given that more than 40% of S&P 500® Index corporate earnings are tied to international business volume.

Outlook — Steady Progress Amid Headwinds

Amid all this, recently reported U.S. economic data has been encouraging. U.S. factories expanded in December at the fastest pace in six months, while construction spending showed signs of life, suggesting that the U.S. economy accelerated in the final months of 2011.

We have positioned the portfolio to reflect that U.S. growth prospects are brighter than in many parts of the world, but not without financial risks. The developed world has more than $7 trillion worth of sovereign debt to refinance in the first six months of 2012. Generally, we feel that companies tied to domestic consumption may fare better in the months ahead than those tied to Europe or Asia.

DECEMBER 31, 2011	17

On a fundamental basis, many stocks currently look attractive. As it did in 2011, the macro-economic picture is the biggest unknown. Historically, general election years have been positive for the U.S. equity market. However, as we have seen since 2008, we live in times when anything can happen, and when investor emotion can overshadow stock-picking. Together with our team of equity analysts, we will strive to objectively exploit such volatility to uncover large company investment opportunities for long-term, quality-oriented investors.

James A. Reed II, JD, CFA

Lead Portfolio Manager

Larry L. Valencia, CFA

Co-Portfolio Manager

HYPOTHETICAL GROWTH OF $10,000 (Unaudited)

Performance returns for the Scout Stock Fund, S&P 500 ® Index and Lipper Large-Cap Core Funds Index assume dividends were reinvested for the entire period.

For illustrative purposes only; may not represent your returns.

[1]	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index. The Standard & Poor 500 ® Index (S&P 500 ®) is an unmanaged capitalization-weighted index (weighted by the market value of the companies) of 500 stocks listed on various exchanges. The Lipper Large-Cap Core Funds Index consists of Funds that, by portfolio practice, invest in companies above $10 billion without a specific growth or value strategy.

Portfolio composition will change due to ongoing management of the Fund. References to specific securities should not be construed as recommendations by the Fund, its Advisor or Distributor.

Risk considerations: Equity securities are subject to market, economic and business risks that will cause their prices to fluctuate over time, sometimes rapidly and unpredictably. Real Estate Investment Trusts (REITS) may be affected by economic conditions including credit risk, interest rate risk and other factors that affect property values, rents or occupancies of real estate. In considering this investment, please keep in mind that foreign investments present additional risks due to currency fluctuations, economic and political factors, government regulations, differences in accounting standards and other factors. Investments in emerging markets involve even greater risks.

18	SCOUT FUNDS SEMI-ANNUAL REPORT

COMPARATIVE RATES OF RETURN (Unaudited)
Scout Stock Fund (UMBSX)
as of December 31, 2011

	1 Year	3 Years	5 Years	10 Years
Scout Stock Fund	-1.28%	8.32%	0.80%	2.95%
S&P 500® Index[1]	2.11%	14.11%	-0.25%	2.92%
Lipper Large-Cap Core Funds Index[1]	0.09%	13.09%	-0.60%	2.16%
[1]	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index.

Returns for periods greater than one year are compounded average annual rates of return.

The performance data quoted represents past performance and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 800-996-2862. The returns for periods prior to April 1, 2005 do not reflect the fees and expenses in effect as of April 1, 2005. If the new fees and expenses and the Advisor’s agreement to limit total Fund expenses were in effect for the periods shown, returns would have been lower. As of June 30, 2011, the gross expense ratio for the Fund was 0.93% (as disclosed in the most recent Prospectus) compared to the December 31, 2011 gross expense ratio of 0.96%.

The performance returns for the Fund reflect a fee waiver in effect. In the absence of such a waiver, the returns would be reduced.

The Advisor has entered into an agreement to waive advisory fees and/or assume certain fund expenses through October 31, 2012 in order to limit the total annual fund operating expenses, excluding any acquired fund fees/expenses and certain other expenses, to no more than .90%. If total annual fund operating expenses would fall below the expense limit, the Advisor may cause the Fund’s expenses to remain at the expense limit while it is reimbursed for fees that it waived or expenses that it assumed during the previous three fiscal years.

The performance shown in the above table and in the graph on the preceding page does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Prior to April 1, 2005, the Fund was managed in accordance with a different investment objective.

PORTFOLIO CHARACTERISTICS (Unaudited)

	Scout Stock		S&P 500®*
Number of Holdings	44		500
Weighted Median Market Cap	$44.6	B	$50.4	B
Weighted Average Market Cap	$78.7	B	$93.9	B
5 Year Historical EPS Growth	10.4%		7.4%
12 Mo Historical P/E (Avg)	14.7		14.3
Price/Book	2.9		2.2
Return on Equity	18.0%		14.4%
Sharpe Ratio (3 Year)†	0.50		0.74
R2 (3 Year)†	0.91		1.00
Standard Deviation (3 Year)†	16.29%		18.97%
Beta (3 Year)†	0.82		1.00
Alpha (3 Year)†	-2.94%		—
Turnover Ratio (Trailing 1 Year)	90%		—
Total Assets (in millions)	$91.0		—
Inception Date	11/18/82		—
*	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index.

†	Measured against the S&P 500® Index.

FUND DIVERSIFICATION (Unaudited)
Scout Stock Fund (UMBSX)

Based on total investments as of December 31, 2011. Subject to change.

TOP 10 EQUITY HOLDINGS (Unaudited)
Scout Stock Fund (UMBSX)

Percent
of Total
Verizon Communications, Inc.	3.6%
Apple, Inc.	3.5%
Philip Morris International, Inc.	3.5%
Discover Financial Services	3.3%
TJX Cos., Inc.	3.2%
Google, Inc. — Class A	3.2%
Allergan, Inc.	3.1%
Cisco Systems, Inc.	3.0%
U.S. Bancorp	3.0%
Mead Johnson Nutrition Co.	2.6%
Top 10 Equity Holdings Total	32.0%

Based on total investments as of December 31, 2011. Subject to change.

HISTORICAL PER-SHARE RECORD (Unaudited)
Scout Stock Fund (UMBSX)

		Income &		Cumulative[3]
	Net Asset	Short-Term[2] Gains	Long-Term[2] Gains	Value Per Share
	Value	Distribution	Distribution	Plus Distributions
12/31/07	$14.18	$0.20	$1.70	$ 43.73
12/31/08	10.18	0.07	0.14	39.94
12/31/09	11.65	0.17	—	41.58
12/31/10	12.85	0.04	—	42.82
12/31/11	12.55	0.14	—	42.66

[2]	Represents distributions for the respective 12-month period ended.

[3]	Does not assume any compounding of reinvested distributions.

Table shows calendar-year distributions and net asset values; may differ from fiscal-year annual reports.

Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund, its Advisor or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities or sectors mentioned above.

DECEMBER 31, 2011	19

SCHEDULE OF INVESTMENTS

December 31, 2011 (Unaudited)

STOCK FUND
	Shares	Value

COMMON STOCKS — 99.6%
CONSUMER DISCRETIONARY — 10.0%
Amazon.com, Inc.*	10,000	$1,731,000
DIRECTV — Class A*	35,000	1,496,600
Fossil, Inc.*	17,000	1,349,120
Starbucks Corp.	34,000	1,564,340
TJX Cos., Inc.	45,000	2,904,750
		9,045,810
CONSUMER STAPLES — 12.1%
Estee Lauder Cos., Inc. — Class A	13,000	1,460,160
Kraft Foods, Inc. — Class A	53,000	1,980,080
McCormick & Co., Inc.	40,000	2,016,800
Mead Johnson Nutrition Co.	34,400	2,364,312
Philip Morris International, Inc.	40,000	3,139,200
		10,960,552
ENERGY — 11.5%
Anadarko Petroleum Corp.	30,000	2,289,900
Apache Corp.	19,000	1,721,020
Chevron Corp.	22,000	2,340,800
Occidental Petroleum Corp.	22,000	2,061,400
Pioneer Natural Resources Co.	23,000	2,058,040
		10,471,160
FINANCIALS — 14.7%
Capital One Financial Corp.	44,000	1,860,760
Discover Financial Services	125,000	3,000,000
Franklin Resources, Inc.	18,000	1,729,080
Progressive Corp.	60,000	1,170,600
SL Green Realty Corp. REIT	30,000	1,999,200
Toronto-Dominion Bank[1]	12,200	912,682
U.S. Bancorp	100,000	2,705,000
		13,377,322
HEALTH CARE — 11.7%
Allergan, Inc.	32,000	2,807,680
DaVita, Inc.*	25,000	1,895,250
Express Scripts, Inc.*	50,000	2,234,500
Pfizer, Inc.	90,000	1,947,600
UnitedHealth Group, Inc.	35,000	1,773,800
		10,658,830
INDUSTRIALS — 8.6%
Boeing Co.	15,000	1,100,250
Danaher Corp.	50,000	2,352,000
Union Pacific Corp.	20,000	2,118,800
United Technologies Corp.	30,000	2,192,700
		7,763,750
INFORMATION TECHNOLOGY — 20.2%
Apple, Inc.*	7,800	3,159,000
Cisco Systems, Inc.	150,000	2,712,000
Google, Inc. — Class A*	4,480	2,893,632
Intel Corp.	80,000	1,940,000
International Business Machines Corp.	12,000	2,206,560
Microsoft Corp.	55,000	1,427,800
Oracle Corp.	70,000	1,795,500
QUALCOMM, Inc.	40,000	2,188,000
		18,322,492
MATERIALS — 2.4%
Praxair, Inc.	20,000	2,138,000

TELECOMMUNICATION SERVICES — 3.5%
Verizon Communications, Inc.	80,000	3,209,600

UTILITIES — 4.9%
Dominion Resources, Inc.	40,000	2,123,200
FirstEnergy Corp.	30,000	1,329,000
Xcel Energy, Inc.	35,000	967,400
		4,419,600
TOTAL COMMON STOCKS
(Cost $74,887,482) — 99.6%		90,367,116

TOTAL INVESTMENTS
(Cost $74,887,482) — 99.6%		90,367,116

Other assets less liabilities — 0.4%		326,862

TOTAL NET ASSETS — 100.0%
(equivalent to $12.55 per share;
unlimited shares of $1.00 par value
capital shares authorized;
7,225,022 shares outstanding)		$90,693,978

REIT — Real Estate Investment Trust

*Non-income producing security.

1 Foreign security denominated in U.S. Dollars.

See accompanying Notes to Financial Statements.

20	SCOUT FUNDS SEMI-ANNUAL REPORT

Mid Cap Fund

OBJECTIVE & STRATEGY (Unaudited)

The Scout Mid Cap Fund seeks long-term growth of capital by investing in common stocks of companies classified as mid-capitalization located anywhere in the United States.

Macro-economic events in Europe and Washington overshadowed fundamental growth prospects of individual mid-size U.S. companies during the first half of the Scout Mid Cap Fund’s fiscal year. Despite a sharp market rebound in the fourth calendar quarter of 2011, mid cap stocks did not regain the significant ground lost during a huge late July and early August sell off.

The Fund fell 8.99% for the six months ending Dec.31, 2011, slightly more than the 8.91% drop of the Russell Midcap® Index but much less than the 12.11% decline of the Lipper Mid-Cap Core Funds Index for the period. We held up better than many of our peers in part through effective stock selection in the Financials, Consumer Discretionary and Consumer Staples sectors, and through an overweighting of the Consumer Discretionary and Consumer Staples sectors and underweighting of the Information Technology sector.

Debt Negotiations Dragged Down U.S. Stocks

Two events negatively affected investor returns since early July — Standard & Poor’s Rating Group’s (S&P’s) downgrade of the United States credit rating and messy public debates about solving Europe’s sovereign debt crisis. Eurozone leaders, led by Germany, eventually agreed on measures aimed at preventing the financial collapse of Greece and Italy. These included writing off debt, increased bank bailout funding and requiring European banks to raise capital. Certain U.S. industries and overseas regions such as China that were reliant on Europe for export sales faced the prospect of reduced volume and profitability.

Nevertheless, the U.S. economy appeared to strengthen somewhat as the nation’s unemployment rate fell and new hiring gained momentum, especially in the fourth calendar quarter. New housing starts, at least for multi-family units, rose more than expected. Inventories of unsold properties remained high, especially at the lower end of the market. However, industry analysts saw some signs of housing stabilization in states hardest hit by overbuilding and foreclosures.

As political uncertainty and market volatility reigned, the value of the U.S. dollar increased against most currencies during the period. Retail sales growth rates also rallied, with consumer discretionary spending rising at an annualized rate of about 10%. Consumer prices were tame amid falling prices for metals and agricultural commodities since July 2011.

Defensive Positioning Helped Results

We began the period with a defensive portfolio posture that served us relatively well during the third calendar quarter, but was less effective when stocks rallied in October. While we expected challenging economic, credit and monetary conditions to prevail over the summer, the weak market action was more severe than we expected.

Our biggest success during the period in the portfolio was the Financials sector. We benefited primarily from stock selection, and had an emphasis on mortgage real estate investment trusts such as American Capital Agency Corp. and Annaly Capital Management Inc. In a highly volatile equity market, and one where regional banks, investment banking firms and certain insurers faced increased regulatory burdens and shrinking profit margins, the high and relatively stable dividend stream provided by mortgage Real Estate Investment Trusts (REITs) proved especially attractive.

In October, Cigna’s $3.8 billion purchase of HealthSpring, a managed care provider specializing in Medicare Advantage programs, also benefited the Fund’s portfolio. HealthSpring had been the Fund’s 7th largest holding at the start of the period. Our selections in the Consumer Discretionary and Consumer Staples sectors also helped us hold up better than our benchmark since July. An example of our positioning in this area is Dollar Tree Inc., which benefits from cautious consumer shopping habits. In the U.S. it has added more than 1,000 stores over the past seven years and became a Fortune 500 company in 2008 as the U.S. recession deepened. It hopes to continue to build profits by offering bargain merchandise in suburban locations.

Consistent with our investment strategy, we looked for several factors to select stocks within the Consumer Discretionary and Consumer Staples sectors: growth catalysts, strong cash flow and balance sheets and reasonable valuations. During the period, we also stuck with a theme of seeking companies poised to benefit from technologies, software or processes designed to improve workplace productivity.

Energy Rebound Hurt Results

The weakening of the global economy prompted us to maintain a lower-than-benchmark weighting in the Energy sector during the period. This hurt the Fund’s performance as oil prices rebounded sharply in the fourth quarter amid perceived threats by Iran to block oil shipments through the Straits of Hormuz, the Middle East’s primary shipping channel. Our stock selection in this sector was also ineffective during the period, and the single biggest negative contributor to the Fund’s returns was McDermott International, which designs complex offshore oil and gas projects such as fixed and floating drilling platforms. The company reported weak earnings and reduced operating margin guidance as certain projects proved to be more costly than anticipated. The Telecommunication Services and Industrials sectors were other sectors where our losses during the period were greater than the Fund’s benchmark. We were underweighted in both sectors, and returns in these two areas were driven by weak stock performance.

DECEMBER 31, 2011	21

Volatility and Opportunity: Our Outlook

We are becoming more constructive on the U.S. equity market. We are fully invested and we trimmed some of our more defensive positions in the Utilities sector and mortgage REITs in the last two months of the period. We believe this positions the portfolio well relative to our benchmark should the rally continue in the first quarter of 2012. We remain focused on purchasing cash-generating companies with strong balance sheets and catalysts to spur potential outperformance.

European governments appear more resolute regarding the debt crisis. Since the consequences of an uncontrolled Italian default would be dire, we think momentum will continue toward a solution. In our view, the solution will probably entail closer fiscal integration, along with bailout payments or loans that are tied to the achievement of budget milestones. At the present, we believe the crisis could be alleviated (assuming budget reforms) with transfer payments or bank capital injections totaling just $900 billion. This is a lower cost to resolve the situation than has been quoted in the media (we have seen estimates of $2 trillion), so we are relatively optimistic.

In the U.S., leading indicators have been turning positive, with 11 out of 12 Federal Reserve Districts reporting moderate economic growth as of the most recent report. Although problems in the U.S. and Europe are well known, we believe equity markets are likely to outperform expectations due to government and central bank actions and a still expanding U.S. economy. That said, we recognize that the U.S. equity market is likely to be volatile this year, subject to emotional reaction to political and economic headlines across the world. Consumer deleveraging, a problem since 2008, continues to limit consumer spending growth. However, we feel many pockets of opportunity are likely to emerge in the months ahead.

G. Patrick Dunkerley, CFA

Lead Portfolio Manager

Derek M. Smashey, CFA

Co-Portfolio Manager

John A. Indellicate, CFA

Co-Portfolio Manager

HYPOTHETICAL GROWTH OF $10,000 (Unaudited)

Performance returns for the Scout Mid Cap Fund, Russell Midcap® Index and Lipper Mid-Cap Core Funds Index assume dividends were reinvested for the entire period.

For illustrative purposes only; may not represent your returns.

[1]	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index. The Russell Midcap ® Index consists of the smallest 800 securities in the Russell 1000® Index, as ranked by total market capitalization. This Index accurately captures the medium-sized universe of securities and represents approximately 34% of the Russell 1000® Index, total market capitalization. The Lipper Mid-Cap Core Funds Index consists of Funds that, by portfolio practice, invest in companies with a market capitalization of less than $5 billion at the time of purchase.

Portfolio composition will change due to ongoing management of the Fund. References to specific securities should not be construed as recommendations by the Fund, its Advisor or Distributor.

Risk considerations: Mid cap stocks may temporarily fall out of favor or perform poorly relative to other types of investments. While stocks of mid cap companies may be slightly less volatile than those of small cap companies, they still involve substantial risk. Real Estate Investment Trusts (REITS) may be affected by economic conditions including credit risk, interest rate risk and other factors that affect property values, rents or occupancies of real estate. Also, foreign investments present additional risks due to currency fluctuations, economic and political factors, government regulations, differences in accounting standards and other factors. Investments in emerging markets involve even greater risk.

22	SCOUT FUNDS SEMI-ANNUAL REPORT

COMPARATIVE RATES OF RETURN (Unaudited)
Scout Mid Cap Fund (UMBMX)
as of December 31, 2011

				Since
	1 Year	3 Years	5 Years	Inception[1]
Scout Mid Cap Fund	0.32%	23.60%	8.36%	8.50%
Russell Midcap® Index[2]	-1.55%	20.17%	1.41%	2.06%
Lipper Mid-Cap Core Funds Index[2]	-5.65%	17.70%	1.28%	1.89%
[1]	Inception – October 31, 2006.

[2]	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index.

Returns for periods greater than one year are compounded average annual rates of return.

The performance data quoted represents past performance and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 800-996-2862. As of June 30, 2011, the gross expense ratio for the Fund was 1.04% (as disclosed in the most recent Prospectus) compared to the December 31, 2011 gross expense ratio of 1.02%.

A redemption fee of 2% will be imposed on redemptions or exchanges made within two months of purchase of shares in the Scout Mid Cap Fund. Please see the Prospectus for more information about the fee and which accounts it applies to.

The performance returns for the Fund reflect a fee waiver in effect. In absence of such waiver, the returns would be reduced.

The Fund may, at times, experience higher-than-average portfolio turnover which may generate significant taxable gains and increased trading expenses which in turn may lower the Fund’s return.

The performance shown in the above table and in the graph on the preceding page does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

PORTFOLIO CHARACTERISTICS (Unaudited)

	Scout		Russell
	Mid Cap		Midcap®*
Number of Holdings	73		782
Weighted Median Market Cap	$4,982	M	$6,919	M
Weighted Average Market Cap	$6,918	M	$7,797	M
5 Year Historical EPS Growth	9.0%		5.9%
12 Mo Historical P/E (Avg)	12.7		20.0
Price/Book	1.9		2.0
Return on Equity	13.8%		11.1%
Sharpe Ratio (3 Year)†	1.12		0.92
R2 (3 Year)†	0.92		1.00
Standard Deviation (3 Year)†	21.03%		21.86%
Beta (3 Year)†	0.92		1.00
Alpha (3 Year)†	4.39%		—
Turnover Ratio (Trailing 1 Year)	191%		—
Total Assets (in millions)	$798.4		—
Inception Date	10/31/06		—
*	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index.

†	Measured against the Russell Midcap® Index.

FUND DIVERSIFICATION (Unaudited)
Scout Mid Cap Fund (UMBMX)

Based on total investments as of December 31, 2011. Subject to change.

TOP 10 EQUITY HOLDINGS (Unaudited)
Scout Mid Cap Fund (UMBMX)

Percent
of Total
American Capital Agency Corp. REIT	4.3%
CBS Corp. — Class B	4.0%
W.R. Berkley Corp.	3.1%
Arch Capital Group Ltd.	3.0%
Humana, Inc.	2.9%
Herbalife Ltd.	2.8%
Alliant Energy Corp.	2.6%
Affiliated Managers Group, Inc.	2.5%
UGI Corp.	2.5%
Xcel Energy, Inc.	2.3%
Top 10 Equity Holdings Total	30.0%

Based on total investments as of December 31, 2011. Subject to change.

REIT — Real Estate Investment Trust

HISTORICAL PER-SHARE RECORD (Unaudited)
Scout Mid Cap Fund (UMBMX)

		Income &		Cumulative[4]
	Net Asset	Short-Term[3] Gains	Long-Term[3] Gains	Value Per Share
	Value	Distribution	Distribution	Plus Distributions
12/31/07	$11.51	$0.90	$—	$ 12.42
12/31/08	7.47	—	—	8.38
12/31/09	10.95	0.04	—	11.90
12/31/10	13.36	0.10	0.54	14.95
12/31/11	12.72	0.50	0.16	14.97
[3]	Represents distributions for the respective 12-month period ended.

[4]	Does not assume any compounding of reinvested distributions.

Table shows calendar-year distributions and net asset values; may differ from fiscal-year annual reports.

Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund, its Advisor or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities or sectors mentioned above.

DECEMBER 31, 2011	23

SCHEDULE OF INVESTMENTS
December 31, 2011 (Unaudited)

MID CAP FUND
	Shares	Value

COMMON STOCKS — 96.4%
CONSUMER DISCRETIONARY — 20.5%
American Eagle Outfitters, Inc.	520,650	$7,960,738
AutoZone, Inc.*	52,410	17,031,678
CBS Corp. — Class B	1,155,007	31,346,890
Deckers Outdoor Corp.*	32,200	2,433,354
Discovery Communications, Inc. — Class A*	114,475	4,690,041
Dollar Tree, Inc.*	122,425	10,174,742
Expedia, Inc.	314,525	9,127,515
Fossil, Inc.*	53,200	4,221,952
Gildan Activewear, Inc.[1]	247,300	4,646,767
Limited Brands, Inc.	157,750	6,365,213
Macy’s, Inc.	478,196	15,388,347
Nordstrom, Inc.	174,775	8,688,065
NVR, Inc.*	7,000	4,802,000
Panera Bread Co. — Class A*	28,200	3,988,890
priceline.com, Inc.*	8,490	3,970,858
Tempur-Pedic International, Inc.*	193,575	10,168,495
Toll Brothers, Inc.*	246,600	5,035,572
TripAdvisor, Inc.*	254,525	6,416,575
TRW Automotive Holdings Corp.*	273,375	8,912,025
		165,369,717
CONSUMER STAPLES — 8.1%
Dr. Pepper Snapple Group, Inc.	72,575	2,865,261
Hansen Natural Corp.*	152,500	14,051,350
Herbalife Ltd.[1]	416,765	21,534,248
JM Smucker Co.	83,350	6,515,469
Nu Skin Enterprises, Inc. — Class A	251,425	12,211,712
TreeHouse Foods, Inc.*	58,850	3,847,613
Whole Foods Market, Inc.	58,625	4,079,128
		65,104,781
ENERGY — 10.6%
Alpha Natural Resources, Inc.*	320,950	6,557,009
CARBO Ceramics, Inc.	69,825	8,611,517
Cimarex Energy Co.	60,500	3,744,950
Concho Resources, Inc.*	88,575	8,303,906
Continental Resources, Inc.*	68,075	4,541,283
Kodiak Oil & Gas Corp.*[1]	1,462,425	13,893,037
Oasis Petroleum, Inc.*	293,575	8,540,097
Pioneer Natural Resources Co.	169,275	15,146,727
SM Energy Co.	153,475	11,219,023
Tesoro Corp.*	216,525	5,058,024
		85,615,573
FINANCIALS — 19.6%
Affiliated Managers Group, Inc.*	203,850	19,559,407
American Capital Agency Corp. REIT	1,180,025	33,135,102
Arch Capital Group Ltd.*[1]	619,725	23,072,362
Axis Capital Holdings Ltd.[1]	151,775	4,850,729
Bank of Hawaii Corp.	250,975	11,165,878
CBOE Holdings, Inc.	239,000	6,180,540
Fifth Third Bancorp	1,114,575	14,177,394
Prosperity Bancshares, Inc.	280,775	11,329,271
SVB Financial Group*	208,250	9,931,442
W.R. Berkley Corp.	712,686	24,509,272
		157,911,397
HEALTH CARE — 9.8%
C.R. Bard, Inc.	46,609	3,985,070
Coventry Health Care, Inc.*	77,850	2,364,305
DaVita, Inc.*	203,500	15,427,335
Hologic, Inc.*	903,425	15,818,972
Humana, Inc.	255,420	22,377,346
Mednax, Inc.*	129,150	9,300,091
Zimmer Holdings, Inc.*	173,325	9,259,021
		78,532,140
INDUSTRIALS — 6.6%
Lincoln Electric Holdings, Inc.	158,875	6,215,190
Rockwell Automation, Inc.	222,275	16,308,317
SPX Corp.	261,875	15,783,206
WESCO International, Inc.*	274,175	14,534,017
		52,840,730
INFORMATION TECHNOLOGY — 8.9%
Altera Corp.	197,800	7,338,380
Avnet, Inc.*	424,700	13,203,923
Check Point Software Technologies Ltd.* [1]	145,075	7,622,241
Lam Research Corp.*	105,350	3,900,057
SanDisk Corp.*	228,125	11,226,031
Skyworks Solutions, Inc.*	354,387	5,748,157
Teradata Corp.*	128,800	6,248,088
Western Digital Corp.*	531,000	16,434,450
		71,721,327
MATERIALS — 4.2%
Allegheny Technologies, Inc.	276,815	13,231,757
CF Industries Holdings, Inc.	48,670	7,056,176
NewMarket Corp.	35,625	7,057,669
Royal Gold, Inc.	94,925	6,400,793
		33,746,395
TELECOMMUNICATION SERVICES — 1.0%
MetroPCS Communications, Inc.*	887,479	7,703,318

UTILITIES — 7.1%
Alliant Energy Corp.	451,100	19,898,021
UGI Corp.	660,800	19,427,520
Xcel Energy, Inc.	649,550	17,953,562
		57,279,103
TOTAL COMMON STOCKS
(Cost $740,411,564) — 96.4%		775,824,481

TOTAL INVESTMENTS
(Cost $740,411,564) — 96.4%		775,824,481

Other assets less liabilities — 3.6%		29,052,584

TOTAL NET ASSETS — 100.0%
(equivalent to $12.72 per share;
unlimited shares of $1.00 par value
capital shares authorized;
63,267,041 shares outstanding)		$804,877,065

REIT — Real Estate Investment Trust

*Non-income producing security.

1 Foreign security denominated in U.S. Dollars.

See accompanying Notes to Financial Statements.

24	SCOUT FUNDS SEMI-ANNUAL REPORT

Small Cap Fund

OBJECTIVE & STRATEGY (Unaudited)

The Scout Small Cap Fund seeks long-term growth of capital by investing in common stocks of smaller companies located anywhere in the United States.

It was not a good period for small cap stocks as global fiscal politics obscured healthy earnings at many U.S. companies. A proverbial run on pitch forks and torches was averted in both Europe and Washington amid progress to tame trillion-dollar debt monsters on both sides of the Atlantic. Eurozone and U.S. leaders restored confidence in markets, but not without setbacks and uncertainty along the way.

The Scout Small Cap Fund fell 12.32% for the six months ending Dec. 31, 2011 compared to a 9.77% decline in the Russell 2000® Index and a 9.40% drop in the Lipper Small-Cap Core Funds Index, the Fund’s peer group. The fourth calendar quarter of 2011 was a period of redemption for small cap funds after an exceptionally negative three months. Nevertheless, the Fund’s autumn strengths did not offset weakness this past summer.

A Summer of Uncertainty, Followed by Improved Prospects

We lost ground in the Financials, Health Care and Information Technology sectors over the past six months, primarily as a result of stock selection. Product, market conditions and regulatory concerns affected pharmaceutical and investment management companies we held. We did relatively well in Energy and Consumer Discretionary sectors. For much of the period, we were overweight in the Health Care and Information Technology sectors compared to our benchmark, and underweight in the Financials and Utilities sectors.

The single best contributor to performance during the past six months was Salix Pharmaceuticals. During the fourth calendar quarter the company received approval to move forward with a study regarding the use of Xifaxan to treat irritable bowel syndrome. The company also released positive results on a new drug used to treat constipation.

Among the worst performers the Fund held for the six-month period was Gentiva Health Serivces, the U.S.’s largest home health and hospice operator. The company faced Congressional regulatory scrutiny, and, amid reported losses, consolidated operations and restructured its balance sheet.

For much of the summer, consumer confidence fell significantly. We believe much of this was driven by the loss of the United States’ triple-A debt rating as individuals faced an event that for many was unthinkable. In addition, the crisis in Europe continued to weigh on the financial results of many of the money center banks. We think large bank weakness spilled over to small cap financial stocks, despite their lack of direct exposure to Europe.

By autumn, consumer concerns had abated. Oil prices rebounded above $100 a barrel and the U.S. economy strengthened as the unemployment rate dipped. New housing starts rose more than expected. The value of the U.S. dollar increased against most currencies. Retail sales growth rates also rallied, with consumer discretionary spending rising at an annualized rate of about 10%. Gross domestic product (GDP) in the U.S. has grown sequentially for the past several reported quarters.

During the period, it was also reported that the U.S. became a net exporter of refined petroleum products such as gasoline for the first time since Harry Truman’s presidency. Our focus on technologies and equipment that assist the extracting of new domestic sources of hydrocarbon benefited our results. Still, this industry was not without risks as regulatory concerns about processes such as hydraulic fracking surfaced.

The European Question

Why did stocks fall so sharply in July and recover so much during the fourth quarter? A major factor was that the health of European banks and the likelihood of Europe having its own “Lehman-moment” proved, so far, to be overstated. The solutions being imposed in Europe are increasingly looking like those implemented to stem the U.S. financial crisis. The European Central Bank (ECB) balance sheet increased to a record $3.55 trillion dollars on loans to European banks.

As was the case for the U.S., none of this solves the problems of too much spending, too many promises, and not enough younger people to pay for all the spending. We think real solutions will prove elusive, if not politically impossible, and probably will require individuals voting against their own personal interest, which for many is an inter-generational transfer of wealth (the young paying taxes to support the old in retirement). The bad news is that for many European countries, the working-age population is shrinking with the elderly growing rapidly.

Is there anything positive in this for U.S. markets, and in particular, for small cap stocks? In the long-run, we believe the answer is “yes.” We see Europe as a behemoth stripped of its vigor by the impact of a now shrinking population and stifling regulation. Europe will not be the consumer of U.S. goods and services that it once was. That is a negative for producers of U.S. aircraft, tablet computers, financial services, software, and all other goods and services. On the other hand, Europe will also be reduced as a competitor in the real growth markets of the 21st century, notably in emerging markets.

Outlook — Beginnings and Endings

Some believe the ancient Mayans will be correct about 2012. We do not think so. That doesn’t mean 2012 will be without difficulty. World economies continue to struggle. Some believe that China’s economic miracle has been manufactured with central planning, propped up by unsustainable profligate spending and an utter disregard for the intellectual property of others, and we would agree. Europe is struggling with a welfare state that relied on the U.S. for military spending and a transfer of wealth (via taxes and increased government debt) from the young to the old that was sustainable as long as the younger generation outnumbered the older. It is not that we think the world is in good shape; it is not. Much of what got us to this point will be difficult to continue for the simple reason that we may have run out of money to continue so many bad practices. Therefore, our view is not quite so cynical with respect to the U.S. stock market. It could be a year of new realities that may shatter myths and failed fiscal practices the world over.

DECEMBER 31, 2011	25

As we have highlighted in the past, economic growth has continued despite the overall stock market stagnation of the past 10 years. Estimates for corporate earnings for 2012 are about double their 2000 level. U.S. GDP was grown by an amount equal to the size of China’s GDP during the same time period. No doubt the sluggish rate of growth is problematic, but that is largely reflected in the price-to-earnings (PE) ratios.

We have seen these growth and employment challenges in the U.S. before in agriculture, manufacturing and information technology over the past 150 years. As technology in each sector evolved, a large portion of the labor force was required to find new livelihoods. Advances in productivity historically freed workers to move to the next wave of economic growth, a process that often generated much uncertainty. In our view, our nation is currently poised to benefit from long-term growth in information and service driven forms of commerce, a process that has been obscured by dislocation in some sectors of the economy.

Stocks appear to be as cheap on a PE basis as they have been in decades. Slowing world-wide demographic growth will increase the demand for higher levels of productivity. We believe innovative young companies will be especially well positioned to help satisfy the necessary substitution in capital for labor as demands for productive growth rise. In fact, that is one of the reasons we have over-weighted the Information Technology and Industrials sectors of the portfolio. Fortunately, the universe of small capitalization companies is a breeding ground for those companies that will lead us in the 21st Century. The combination of low valuations and high levels of pessimism might prove to be the right formula for a better market in 2012.

Thomas W. Laming

Lead Portfolio Manager

Jason J. Votruba, CFA

Co-Portfolio Manager

James R. McBride, CFA

Co-Portfolio Manager

HYPOTHETICAL GROWTH OF $10,000 (Unaudited)

Performance returns for the Scout Small Cap Fund, Russell 2000® Index and Lipper Small-Cap Core Funds Index assume dividends were reinvested for the entire period.

For illustrative purposes only; may not represent your returns.

[1]	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index. The Russell 2000® Index consists of the smallest 2000 securities in the Russell 3000® Index representing approximately 11% of the Russell 3000® Index total market capitalization, and is widely regarded in the industry as the premier measure of small capitalization stocks. The Lipper Small-Cap Core Funds Index consists of Funds that, by portfolio practice, invest in small capitalization companies without a specific growth orientation.

Portfolio composition will change due to ongoing management of the Fund. References to specific securities should not be construed as recommendations by the Fund, its Advisor or Distributor.

Risk considerations: Due to its limited focus, the Fund is more susceptible to market volatility because smaller companies may not have the management experience, financial resources, product diversification and competitive strengths of larger companies. Additionally, smaller company stocks tend to be sold less often and in smaller amounts than larger company stocks. Real Estate Investment Trusts (REITS) may be affected by economic conditions including credit risk, interest rate risk and other factors that affect property values, rents or occupancies of real estate. Foreign investments present additional risks due to currency fluctuations, economic and political factors, government regulations, differences in accounting standards and other factors. Investments in emerging markets involve even greater risks.

26	SCOUT FUNDS SEMI-ANNUAL REPORT

COMPARATIVE RATES OF RETURN (Unaudited)
Scout Small Cap Fund (UMBHX)
as of December 31, 2011

	1 Year	3 Years	5 Years	10 Years
Scout Small Cap Fund	-4.02%	11.94%	-1.01%	5.53%
Russell 2000® Index[1]	-4.18%	15.63%	0.15%	5.62%
Lipper Small-Cap Core Funds Index[1]	-3.81%	17.60%	1.32%	5.81%
[1]	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index.

Returns for periods greater than one year are compounded average annual rates of return.

The performance data quoted represents past performance and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 800-996-2862. The returns for periods prior to April 1, 2005 do not reflect the fees and expenses in effect as of April 1, 2005. If the new fees and expenses and the Advisor’s agreement to limit total Fund expenses were in effect for the periods shown, returns would have been lower. As of June 30, 2011, the gross/net expense ratio for the Fund was 1.03% (as disclosed in the most recent Prospectus) compared to the December 31, 2011 gross/net expense ratio of 1.07%.

A redemption fee of 2% will be imposed on redemptions or exchanges made within two months of purchase of shares in the Scout Small Cap Fund. Please see the Prospectus for more information about the fee and which accounts it applies to.

The performance shown in the above table and in the graph on the preceding page does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Prior to July 2, 2001, the Fund was known as the UMB Scout Regional Fund and was managed in accordance with a different investment objective and strategy.

PORTFOLIO CHARACTERISTICS (Unaudited)

	Scout
	Small Cap		Russell 2000®*
Number of Holdings	88		1,966
Weighted Median Market Cap	$1,553	M	$1,103	M
Weighted Average Market Cap	$1,767	M	$1,234	M
5 Year Historical EPS Growth	9.9%		6.1%
12 Mo Historical P/E (Avg)	18.2		-5.3
Price/Book	2.7		1.8
Return on Equity	12.7%		5.0%
Sharpe Ratio (3 Year)†	1.12		0.92
R2 (3 Year)†	0.92		1.00
Standard Deviation (3 Year)†	23.37%		25.34%
Beta (3 Year)†	0.88		1.00
Alpha (3 Year)†	-1.70%		—
Turnover Ratio (Trailing 1 Year)	61%		—
Total Assets (in millions)	$249.5		—
Inception Date	12/18/86		—
*	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index.

†	Measured against the Russell 2000® Index.

FUND DIVERSIFICATION (Unaudited)
Scout Small Cap Fund (UMBHX)

Based on total investments as of December 31, 2011. Subject to change.

TOP 10 EQUITY HOLDINGS (Unaudited)
Scout Small Cap Fund (UMBHX)

Percent
of Total
Jack Henry & Associates, Inc.	2.6%
ValueClick, Inc.	2.3%
Monro Muffler Brake, Inc.	2.2%
Cracker Barrel Old Country Store, Inc.	2.1%
Catalyst Health Solutions, Inc.	2.1%
Mid-America Apartment Communities, Inc. REIT	2.0%
Gulfport Energy Corp.	2.0%
Portfolio Recovery Associates, Inc.	1.9%
Salix Pharmaceuticals Ltd.	1.9%
Cymer, Inc.	1.9%
Top 10 Equity Holdings Total	21.0%

Based on total investments as of December 31, 2011. Subject to change.

REIT — Real Estate Investment Trust

HISTORICAL PER-SHARE RECORD (Unaudited)
Scout Small Cap Fund (UMBHX)

		Income &		Cumulative[3]
	Net Asset	Short-Term[2] Gains	Long-Term[2] Gains	Value Per Share
	Value	Distribution	Distribution	Plus Distributions
12/31/07	$17.64	$—	$1.40	$ 31.74
12/31/08	10.55	—	—	24.65
12/31/09	12.76	—	—	26.86
12/31/10	15.42	—	—	29.52
12/31/11	14.80	—	—	28.90
[2]	Represents distributions for the respective 12-month period ended.

[3]	Does not assume any compounding of reinvested distributions.

Table shows calendar-year distributions and net asset values; may differ from fiscal-year annual reports.

Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund, its Advisor or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities or sectors mentioned above.

DECEMBER 31, 2011	27

SCHEDULE OF INVESTMENTS
December 31, 2011 (Unaudited)

SMALL CAP FUND
	Shares	Value

COMMON STOCKS — 99.9%
CONSUMER DISCRETIONARY — 13.9%
Bebe Stores, Inc.	482,800	$4,021,724
Buckle, Inc.	90,025	3,679,322
Chico’s FAS, Inc.	281,700	3,138,138
Cracker Barrel Old Country Store, Inc.	104,000	5,242,640
Jos. A. Bank Clothiers, Inc.*	81,000	3,949,560
Maidenform Brands, Inc.*	66,300	1,213,290
Monro Muffler Brake, Inc.	143,400	5,562,486
Sotheby’s	99,500	2,838,735
Steiner Leisure Ltd.*[1]	43,200	1,960,848
Ulta Salon, Cosmetics & Fragrance, Inc.*	46,925	3,046,371
		34,653,114
CONSUMER STAPLES — 0.5%
Darling International, Inc.*	100,000	1,329,000

ENERGY — 7.8%
C&J Energy Services, Inc.*	40,000	837,200
CARBO Ceramics, Inc.	31,000	3,823,230
Gulfport Energy Corp.*	165,000	4,859,250
Key Energy Services, Inc.*	130,000	2,011,100
OYO Geospace Corp.*	14,780	1,142,937
Stone Energy Corp.*	165,000	4,352,700
Western Refining, Inc.*	190,000	2,525,100
		19,551,517
FINANCIALS — 15.3%
Capitol Federal Financial, Inc.	149,900	1,729,846
Cohen & Steers, Inc.	142,090	4,106,401
Home Properties, Inc. REIT	41,600	2,394,912
Mid-America Apartment Communities, Inc. REIT	80,200	5,016,510
National Financial Partners Corp.*	222,060	3,002,251
National Health Investors, Inc. REIT	101,300	4,455,174
Portfolio Recovery Associates, Inc.*	71,570	4,832,407
Signature Bank*	52,600	3,155,474
Summit Hotel Properties, Inc. REIT	254,678	2,404,160
SVB Financial Group*	61,000	2,909,090
Waddell & Reed Financial, Inc. — Class A	166,500	4,124,205
		38,130,430
HEALTH CARE — 16.3%
Acorda Therapeutics, Inc.*	75,000	1,788,000
AMERIGROUP Corp.*	67,439	3,984,296
Bio-Reference Labs, Inc.*	76,432	1,243,549
Catalyst Health Solutions, Inc.*	99,600	5,179,200
Computer Programs & Systems, Inc.	29,900	1,528,189
Covance, Inc.*	43,000	1,965,960
Endo Pharmaceuticals Holdings, Inc.*	96,500	3,332,145
Gen-Probe, Inc.*	60,225	3,560,502
Genomic Health, Inc.*	64,100	1,627,499
ICU Medical, Inc.*	66,745	3,003,525
Merit Medical Systems, Inc.*	186,063	2,489,523
Salix Pharmaceuticals Ltd.*	100,300	4,799,355
Sirona Dental Systems, Inc.*	62,900	2,770,116
Team Health Holdings, Inc.*	147,900	3,264,153
		40,536,012
INDUSTRIALS — 16.8%
Aegion Corp.*	139,800	2,144,532
Chart Industries, Inc.*	60,000	3,244,200
Crane Co.	63,000	2,942,730
EnPro Industries, Inc.*	54,100	1,784,218
Genesee & Wyoming, Inc. — Class A*	72,000	4,361,760
Greenbrier Cos., Inc.*	75,000	1,821,000
Kirby Corp.*	66,100	4,352,024
Lindsay Corp.	31,000	1,701,590
Middleby Corp.*	14,500	1,363,580
Robbins & Myers, Inc.	43,000	2,087,650
Teledyne Technologies, Inc.*	56,000	3,071,600
Titan International, Inc.	120,000	2,335,200
Titan Machinery, Inc.*	134,100	2,913,993
Triumph Group, Inc.	65,000	3,799,250
United Rentals, Inc.*	135,000	3,989,250
		41,912,577

28	SCOUT FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS
December 31, 2011 (Unaudited)

SMALL CAP FUND (Continued)
	Shares	Value

INFORMATION TECHNOLOGY — 25.3%
Black Box Corp.	27,721	$777,297
Cabot Microelectronics Corp.*	53,200	2,513,700
Cree, Inc.*	21,500	473,860
Cymer, Inc.*	95,100	4,732,176
Daktronics, Inc.	109,600	1,048,872
Finisar Corp.*	111,600	1,868,742
Hittite Microwave Corp.*	23,800	1,175,244
j2 Global Communications, Inc.	105,300	2,963,142
Jack Henry & Associates, Inc.	191,800	6,446,398
MKS Instruments, Inc.	46,000	1,279,720
Netgear, Inc.*	83,600	2,806,452
Novellus Systems, Inc.*	37,000	1,527,730
Oclaro, Inc.*	455,500	1,284,510
Omnivision Technologies, Inc.*	102,400	1,252,864
Plantronics, Inc.	45,900	1,635,876
Progress Software Corp.*	72,300	1,399,005
Quest Software, Inc.*	107,200	1,993,920
Semtech Corp.*	137,700	3,417,714
Skyworks Solutions, Inc.*	133,100	2,158,882
SPS Commerce, Inc.*	48,450	1,257,277
Stratasys, Inc.*	105,745	3,215,705
TIBCO Software, Inc.*	179,700	4,296,627
ValueClick, Inc.*	346,000	5,636,340
Veeco Instruments, Inc.*	97,300	2,023,840
ViaSat, Inc.*	73,596	3,394,248
Websense, Inc.*	127,800	2,393,694
		62,973,835
MATERIALS — 4.0%
Balchem Corp.	53,000	2,148,620
Carpenter Technology Corp.	86,000	4,427,280
LSB Industries, Inc.*	80,000	2,242,400
TPC Group, Inc.*	50,000	1,166,500
		9,984,800
TOTAL COMMON STOCKS
(Cost $219,980,179) — 99.9%		249,071,285

TOTAL INVESTMENTS
(Cost $219,980,179) — 99.9%		249,071,285

Other assets less liabilities — 0.1%		184,487

TOTAL NET ASSETS — 100.0%
(equivalent to $14.80 per share;
unlimited shares of $1.00 par value
capital shares authorized;
16,837,285 shares outstanding)		$249,255,772

REIT — Real Estate Investment Trust

* Non-income producing security.

1 Foreign security denominated in U.S. Dollars.

See accompanying Notes to Financial Statements.

DECEMBER 31, 2011	29

Unconstrained Bond Fund

OBJECTIVE & STRATEGY (Unaudited)

The Scout Unconstrained Bond Fund seeks to maximize total return consistent with the preservation of capital by investing in a diversified portfolio of fixed income obligations.

The Fund began operating in an autumn of global fiscal change and at a time when global central banks actively intervened in bond markets to suppress interest rates and provide liquidity amid the debt crisis in Europe.

For its initial period that ended Dec. 31, 2011, the Fund rose 4.66%. This was higher than returns on cash, as measured by the 3-Month LIBOR Index, which rose 0.07%, and the Lipper Multi-Sector Income Funds Index, the Fund’s peer group, which rose 2.45% for the period.

High Yield and Mortgage Securities Drove Initial Results

The Fund’s position in high yield securities added to performance during its initial period as the sector outperformed amid a significant improvement in overall investor sentiment. Our initial holdings in high yield securities were focused on auto finance issuers, which performed very well during the quarter. The continued recovery of the domestic auto sector helped make this area attractive.

As valuations became attractive, we also purchased a credit default swap index contract called the CDX North American High Yield CDS Index, a group of 100 equally-weighted single company credit default swaps. We did this to increase the Fund’s exposure to the high yield market. A credit default swap index is a credit derivative used to hedge the risk that a group of non-investment grade bond issuers will default on payments.

The Fund’s initial period also benefited from a focus on Financials sector bond issuers with investment grade credit ratings (BBB and higher). Bonds of domestic banks and insurance companies in this sector performed well during the quarter.

One area that we did not fully participate in was the strong performance of long-term Treasuries (more than 10-year maturities), which we felt was a temporary condition resulting from market intervention by the Federal Reserve. Long-term Treasuries were the single best performing sector within the fixed income market in calendar year 2011, and also returned more than the overall bond market for the period, as measured by the Barclays Capital U.S. Aggregate Bond Index.

For the initial period, the single best performing sector within the bond market was the high yield sector. Had the Fund’s weighting in the high yield sector been even higher than the greater than 40% position we had, our returns would have been even higher. However, in our view, such an overweight would not have been prudent from a risk management standpoint.

Another contributor to the Fund’s results was effective security selection in the asset-backed securities (ABS) sector. The Fund was focused on what we thought were well-structured, seasoned loans and niche opportunities in home equity ABS (pools of home equity loans). The home equity ABS in which the Fund invested were well-seasoned, low-dollar price pools. In other words, they were pools of old home equity loans where the homeowner owes only a small mortgage amount relative to the value of the home.

Eurozone, U.S. Tackle Debt Challenges

In October, all 17 Euro nations approved a continent-wide bank bailout fund called the European Financial Stability Facility (EFSF) to address the Mediterranean countries’ sovereign debt problems. Although passage of the EFSF was initially hailed in the market, its size and ability to stem the crisis was quickly questioned. A few weeks later, the market’s focus shifted to Italy as the country’s interest rates rose sharply, above 7%. This was an unsustainable level for the world’s fourth largest debt market. Later in November, a poor 10-year German bund (bond) auction, in which about 40% of the issue was not placed, led to questions regarding the ability of even the strongest European countries to access the capital markets effectively.

Leadership changes for three of the major players in the European crisis took place during November. Greece and Italy have new prime ministers following resignations of their former prime ministers and Mario Draghi took over as the head of the European Central Bank (ECB). The new leadership ushered in optimism that more aggressive action would be taken to deal with the crisis. It was not much of a wait as the world’s major central banks made a surprise coordinated action to increase liquidity for banks in Europe. This action did not improve the European Union’s fiscal situation, but it provided the necessary liquidity to help prevent a funding crisis for Europe’s banks. Market reaction was positive as it showed multi-country coordination, something that has been noticeably absent, as European leaders wrestle with solutions to the longstanding crisis. The ECB also lowered rates by 0.50% during the fourth quarter.

In December, Standard & Poor’s Rating Group (S&P) put nearly every Euro country on negative credit watch. This move placed additional pressure on these nations to make progress toward a permanent debt resolution. Later in the month, the ECB announced that European banks used €489 billion in loans under the Long-Term Repo Operation (LTRO) in an effort to spur borrowing by providing inexpensive capital. Mario Draghi had previously made comments that banks could use these loans to buy sovereign debt. However, it remains uncertain what the banks will ultimately decide to do.

U.S. fiscal policy debates also generated market uncertainty during the quarter. The Congressional Super Committee’s failure to reach agreement to cut the federal budget deficit started the clock ticking on automatic cuts in defense and Medicare slated to begin in 2013. The rating agencies did not downgrade the U.S. sovereign rating on the failure of the Super Committee, but the inability to reach a compromise agreement increased the likelihood of a future

30	SCOUT FUNDS SEMI-ANNUAL REPORT

downgrade. Fitch Ratings Ltd. (Fitch) moved the U.S. to negative watch at the end of November, the last of the three major ratings agencies to take this action.

The Federal Reserve announced plans to stress test banks in 2012, using hypothetical market shocks like Euro debt crisis deterioration, as well as price and spread movements from the second half of 2008. This stress test will attempt to address criticism aimed at previous tests, particularly those in Europe, for their lack of rigor in evaluating the potential for significant impairment of sovereign debt. Results will be published to highlight needs for additional capital and to increase confidence in those deemed to have appropriate capital levels.

Outlook — Waiting for the Turn in Rates

Interest rates are extremely low and real rates (interest rates minus inflation) are negative for all maturities up to 10 years. Facing this interest rate landscape, the investment team maintains a bias towards a short duration. In response to market movements, the Fund may fluctuate between a short and neutral duration position. Until real rates return an attractive level, our short duration focus will remain. (Duration is a time measure of a bond’s interest-rate sensitivity, based on the time periods over which a bond’s cash flows accrue to the bondholder).

The Fund continues to be overweight in investment grade and high yield corporate bonds. Financial issuers remain a focus within the portfolio as we believe these corporate fixed income securities offer attractive risk-adjusted differences in income potential relative to industrial and utility issuers. The portfolio’s high yield position is diversified among multiple corporate bond sectors.

Within the structured debt sectors, the majority of the Fund’s positions are in the ABS sector. We like the home equity segment within ABS, as it appears there are unique opportunities in this area.

Mark E. Egan, CFA

Lead Portfolio Manager

Thomas M. Fink, CFA

Co-Portfolio Manager

Todd C. Thompson, CFA

Co-Portfolio Manager

Stephen T. Vincent, CFA

Co-Portfolio Manager

HYPOTHETICAL GROWTH OF $10,000 (Unaudited)

Performance returns for the Scout Unconstrained Bond Fund, 3-Month LIBOR Index and Lipper Multi-Sector Income Funds Index assume dividends were reinvested for the entire period.

For illustrative purposes only; may not represent your returns.

[1]	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index. The 3-Month LIBOR (London Intrabank Offered Rate) Index is an average interest rate, determined by the British Bankers Association, that banks charge one another for the use of short-term money (3 months) in England’s Eurodollar market. The Lipper Multi-Sector Income Funds Index is an unmanaged index consisting of mutual funds that seek current income by allocating assets among several different fixed income securities sectors (with no more than 65% in any one sector except for defensive purposes), including U.S. government and foreign governments, with a significant portion of assets in securities rated below investment-grade.

Portfolio composition will change due to ongoing management of the Fund. References to specific securities should not be construed as recommendations by the Fund, its Advisor or Distributor.

Risk considerations. The Fund employs an unconstrained investment approach which creates considerable exposure to certain types of securities that present significant volatility in the Fund’s performance, particularly over short periods of time. The return of principal in a bond fund is not guaranteed. Bond funds have the same interest rate, inflation and credit risks that are associated with underlying bonds owned by the Fund. Foreign investments present additional risks due to currency fluctuations, economic and political factors, government regulations, differences in accounting standards and other factors. Investments in emerging markets involve even greater risks. Mortgage- and Asset-Backed Securities are subject to prepayment risk and the risk of default on the underlying mortgages or other assets. High yield securities involve greater risk than investment grade securities and tend to be more sensitive to economic conditions and credit risk. Derivatives such as options, futures contracts, currency forwards or swap agreements may involve greater risks than if the Fund invested in the referenced obligation directly. Derivatives may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund could not close out a position when it would be most advantageous to do so. Derivative investments could lose more than the principal amount invested. The Fund may use derivatives for hedging purposes or as part of its investment strategy.

The Barclays Capital U.S. Aggregate Bond Index represents the securities of the U.S. dollar-denominated investment grade bond market and includes both government and corporate securities.

DECEMBER 31, 2011	31

COMPARATIVE RATES OF RETURN (Unaudited)
Scout Unconstrained Bond Fund (SUBFX)
as of December 31, 2011

Since
Inception[1]
Scout Unconstrained Bond Fund	4.66%
3-Month LIBOR Index[2]	0.07%
Lipper Multi-Sector Income Funds Index[2]	2.45%
[1]	Inception – September 29, 2011.

[2]	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index.

Returns for periods greater than one year are compounded average annual rates of return.

The performance data quoted represents past performance and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 800-996-2862. As of October 31, 2011, the gross expense ratio was 2.05% (as disclosed in the most recent Prospectus) compared to the December 31, 2011 gross expense ratio of 2.39%.

The performance returns for the Fund reflect a fee waiver in effect. In the absence of such a waiver, the returns would be reduced.

The Advisor has entered into an agreement to waive advisory fees and/or assume certain fund expenses through October 31, 2012 in order to limit the total annual fund operating expenses, excluding any acquired fund fees/expenses and certain other expenses, to no more than 0.99%. If total annual fund operating expenses would fall below the expense limit, the Advisor may cause the Fund’s expenses to remain at the expense limit while it is reimbursed for fees that it waived or expenses that it assumed during the previous three fiscal years.

The performance shown in the above table and in the graph on the preceding page does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund may, at times, experience higher-than-average portfolio turnover which may generate significant taxable gains and increased trading expenses which in turn may lower the Fund’s return.

The recent growth in the fixed income market has helped to produce short-term returns for some asset classes that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

PORTFOLIO CHARACTERISTICS (Unaudited)

Scout
Unconstrained
Bond
Average Maturity	7.1 years
Average Duration	0.5 year
Yield to Maturity/Call	5.0%
Number of Holdings	50
Total Assets (in millions)	$14.4
Inception Date	9/29/11

FUND DIVERSIFICATION (Unaudited)
Scout Unconstrained Bond Fund (SUBFX)

Based on total investments as of December 31, 2011. Subject to change.

HISTORICAL PER-SHARE RECORD (Unaudited)
Scout Unconstrained Bond Fund (SUBFX)

		Income &		Cumulative[4]
	Net Asset	Short-Term[3] Gains	Long-Term[3] Gains	Value Per Share
	Value	Distribution	Distribution	Plus Distributions
09/29/11	$10.00	$—	$—	$ 10.00
12/31/11	10.05	0.23	0.18	10.46
[3]	Represents distributions for the respective 12-month or 6-month period ended.

[4]	Does not assume any compounding of reinvested distributions.

Table shows calendar-year distributions and net asset values; may differ from fiscal-year annual reports.

Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund, its Advisor or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities or sectors mentioned above.

32	SCOUT FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS
December 31, 2011 (Unaudited)

UNCONSTRAINED BOND FUND
	Principal
	Amount	Value

ASSET-BACKED SECURITIES — 7.2%
Countrywide Asset-Backed Certificates
Series 2006-S2, Class A3,
5.841%, 07/25/27[1]	$45,726	$30,404
Series 2006-S2, Class A4,
6.091%, 07/25/27[1]	151,246	57,385
GMAC Mortgage Corp. Loan Trust
Series 2006-HE3, Class A3,
5.805%, 10/25/36[1,2]	68,168	44,332
GSAA Trust
Series 2006-S1, Class 1A1,
0.454%, 01/25/37[1,2]	481,934	94,154
Home Equity Mortgage Trust
Series 2006-1, Class A1B,
0.424%, 05/25/36[1,2]	416,319	391,383
Series 2006-1, Class A2,
5.300%, 05/25/36[1]	25,000	9,910
Residential Funding Mortgage Securities II, Inc.
Series 2003-HS3, Class A2A,
0.574%, 08/25/33[1,2]	21,782	16,639
Series 2006-HSA1, Class A3,
5.230%, 02/25/36[1,2]	116,851	71,186
Series 2006-HSA1, Class A5,
5.310%, 02/25/36[1,2]	104,476	68,681
SACO I, Inc.
Series 2005-4, Class M1,
1.194%, 06/25/35[1,2,3]	407,684	267,232
Structured Asset Securities Corp.
Series 2005-S6, Class A2,
0.874%, 11/25/35[1,2]	16,677	14,574

TOTAL ASSET-BACKED SECURITIES
(Cost $1,043,653) — 7.2%		1,065,880

CORPORATE BONDS — 61.9%
Allstate Corp.
6.500%, 05/15/57[1,2]	100,000	90,250
Ally Financial, Inc.
4.500%, 02/11/14	250,000	241,250
6.250%, 12/01/17	100,000	96,460
7.500%, 09/15/20	500,000	505,000
8.000%, 11/01/31	400,000	386,000
American International Group, Inc.
5.050%, 10/01/15[1]	230,000	222,692
6.400%, 12/15/20[1]	450,000	454,153
ArcelorMittal
5.500%, 03/01/21[1,4]	165,000	151,455
Bank of America Corp.
5.000%, 05/13/21	675,000	614,814
Barclays Bank PLC
5.125%, 01/08/20[4]	165,000	169,491
Citigroup, Inc.
4.500%, 01/14/22	775,000	745,568
Ford Motor Credit Co., LLC
3.875%, 01/15/15	200,000	199,254
5.000%, 05/15/18	460,000	461,193
General Electric Capital Corp.
6.875%, 01/10/39	500,000	599,016
Goldman Sachs Group, Inc.
6.000%, 06/15/20	105,000	107,558
5.250%, 07/27/21	460,000	448,748
Hartford Financial Services Group, Inc.
6.000%, 01/15/19[1]	230,000	236,046
8.125%, 06/15/38[1,2]	100,000	99,000
Hertz Corp.
6.750%, 04/15/19[1]	100,000	100,250
JPMorgan Chase & Co.
4.350%, 08/15/21	300,000	302,972
Liberty Mutual Group, Inc.
5.000%, 06/01/21[1,3]	200,000	195,981
Lincoln National Corp.
4.850%, 06/24/21[1]	200,000	203,755
Lloyds TSB Bank PLC
6.375%, 01/21/21[4]	315,000	315,673
Metlife Capital Trust IV
7.875%, 12/15/37[1,3]	100,000	103,750
Morgan Stanley
5.750%, 01/25/21[1]	150,000	139,921
5.500%, 07/28/21	395,000	365,231
Northwest Airlines 2007-1 Class A Pass-Through Trust
7.027%, 11/01/19[1]	274,840	279,980
Royal Bank of Scotland PLC
6.125%, 01/11/21[4]	315,000	310,757
Societe Generale S.A
5.200%, 04/15/21[3,4]	110,000	93,464
Telecom Italia Capital S.A
7.721%, 06/04/38[1,4]	430,000	366,724
Telefonica Emisiones S.A.U
5.462%, 02/16/21[4]	100,000	95,427
U.S. Airways 2010-1 Class A Pass-Through Trust
6.250%, 04/22/23[1]	290,317	267,091
UAL 2007-1 Pass-Through Trust
6.636%, 07/02/22[1]	240,219	240,219
TOTAL CORPORATE BONDS
(Cost $9,090,195) — 61.9%		9,209,143

(Continued on next page)

DECEMBER 31, 2011	33

SCHEDULE OF INVESTMENTS
December 31, 2011 (Unaudited)

UNCONSTRAINED BOND FUND (Continued)
	Principal
	Amount	Value

MORTGAGE-BACKED SECURITIES — 0.7%
Residential Accredit Loans, Inc.
Series 2004-QS4, Class A1,
4.350%, 03/25/34[1]	$100,306	$100,771
TOTAL MORTGAGE-BACKED SECURITIES
(Cost $85,529) — 0.7%		100,771

OTHER GOVERNMENTS — 0.7%
Republic of Italy
6.875%, 09/27/23[4]	115,000	110,791
TOTAL OTHER GOVERNMENTS
(Cost $113,281) — 0.7%		110,791

TOTAL INVESTMENTS
(Cost $10,332,658) — 70.5%		10,486,585

Other assets less liabilities — 29.5%		4,382,821

TOTAL NET ASSETS — 100.0%
(equivalent to $10.05 per share;
unlimited shares of $1.00 par value
capital shares authorized;
1,479,976 shares outstanding)		$14,869,406

LLC — Limited Liability Company

PLC — Public Limited Company

1 Callable.

2 Variable Rate Security (presented at the current rate as of December 31, 2011).

3 144A Restricted Security.

4 Foreign security denominated in U.S. Dollars.

SWAP CONTRACTS

CREDIT DEFAULT SWAPS

			Rating of					Unrealized
		Buy/Sell(1)	Reference Entity	Pay/Receive	Fixed	Expiration	Notional	Appreciation
Counterparty	Reference Entity	Protection	(Moody’s/S&P)	Fixed Rate	Rate	Date	Value(2)	(Depreciation)
JP Morgan	CDX North America High Yield Index Series 17	Sell	B2/B	Receive	5.00%	12/20/16	$4,925,000	$105,380
Goldman Sachs	CDX North America High Yield Index Series 17	Sell	B2/B	Receive	5.00%	12/20/16	1,935,000	17,523
Goldman Sachs	Markit CMBX AAA Index	Sell	Aaa/AAA	Receive	0.08%	12/13/49	500,000	11,883
TOTAL SWAP CONTRACTS								$134,785

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation of underlying securities comprising the referenced index.

(2)	The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

See accompanying Notes to Financial Statements.

34	SCOUT FUNDS SEMI-ANNUAL REPORT

Core Bond Fund

OBJECTIVE & STRATEGY (Unaudited)

The Scout Core Bond Fund seeks a high level of total return consistent with the preservation of capital by investing in a diversified portfolio of fixed-income obligations.

We faced a season of change across the fixed income world. It was a time when global central banks actively intervened in bond markets to suppress interest rates and provide liquidity amid an escalating debt crisis in Europe.

For the period ending Dec. 31, 2011, Scout Core Bond Fund Institutional Class shares rose 4.67% (4.55% for Class Y shares). This was less than the Barclays Capital U.S. Aggregate Bond Index, which increased 4.98% for the period. Both share classes outpaced the Lipper Intermediate Investment Grade Debt Funds Index, the Fund’s peer group, which advanced 3.05% over the same six months.

A Tale of Two Bond Markets

Most of the Fund’s underperformance relative to its unmanaged benchmark index occurred in the third calendar quarter of 2011, amid a downgrade of U.S. sovereign debt and an increased realization that European leaders would need to come up with a credible plan to bail out highly indebted Greece and Italy.

The Fund’s overweight position in investment-grade credit corporate bonds hurt the Fund’s results relative to the Barclays Capital U.S. Aggregate Bond Index in the third calendar quarter, ground that was not regained when conditions dramatically improved in the fourth calendar quarter. Good security selection in the sector throughout the period partially offset this. We focused on corporate fixed income securities of banks, insurance companies, and airline-enhanced equipment trust securities.

Duration also subtracted from performance across sectors during the period as interest rates declined, and the Fund had a shorter-than-index duration. This was partially offset by a positive contribution from the portfolio’s positioning within the fixed income yield curve relative to its benchmark. Generally speaking, longer term bonds have historically provided higher total returns in a declining interest rate environment than have fixed income securities of equal quality whose duration is only a few years.

During the period, strong security selection in the mortgage-backed securities (MBS) and commercial mortgage-backed securities (CMBS) sectors added to performance. The Fund was focused on lower coupon, agency-backed MBS and what we believed were well-structured CMBS with seasoned loans.

One area that we did not fully participate in was the strong six month performance of long-term Treasuries (more than 10-year maturities), which we felt was a temporary condition resulting from market intervention by the Federal Reserve. Long-term Treasuries were the single best performing sector within the fixed income market in calendar year 2011, and also returned more than the overall bond market for the period, as measured by the Barclays Capital U.S. Aggregate Bond Index.

By emphasizing the 10-year maturity range, known as a “bulleted position” within the curve, we added to the Fund’s returns in the fourth calendar quarter. This approach worked better than a barbell approach (holding a combination of the shortest and longest maturities available).

Fixing Europe, Assessing Risks

Among the market factors at work during the period was that in October, all 17 Euro nations approved a continent-wide bank bailout fund called the European Financial Stability Facility (EFSF) to address the Mediterranean countries’ sovereign debt problems. Although passage of the EFSF was initially hailed in the market, its size and ability to stem the crisis was quickly questioned. A few weeks later, the market’s focus shifted to Italy as the country’s interest rates rose sharply, above 7%. This was an unsustainable level for the world’s fourth largest debt market. Later in November, a poor 10-year German Bund (bond) auction, in which about 40% of the issue was not placed, led to questions regarding the ability of even the strongest European countries to access the capital markets effectively.

Leadership changes for three of the major players in the European crisis took place during November. Greece and Italy have new prime ministers following resignations of their former prime ministers and Mario Draghi took over as the head of the European Central Bank (ECB). The new leadership ushered in optimism that more aggressive action would be taken to deal with the crisis. It was not much of a wait as the world’s major central banks made a surprise coordinated action to increase liquidity for banks in Europe. This action did not improve the European Union’s fiscal situation, but it provided the necessary liquidity to help prevent a funding crisis for Europe’s banks. Market reaction was positive as it showed multi-country coordination, something that has been noticeably absent, as European leaders wrestle with solutions to the longstanding crisis. The ECB also lowered rates by 0.50% during the fourth quarter.

U.S. fiscal policy debates also generated market uncertainty. Late in the period, the Congressional Super Committee’s failure to reach agreement to cut the federal budget deficit started a clock ticking on automatic cuts in defense and Medicare slated to begin in 2013. The ratings agencies did not further downgrade the U.S. sovereign rating on the failure of the Super Committee, but the inability to reach a compromise agreement increased the likelihood of a future downgrade.

The Federal Reserve announced plans to stress test banks in 2012, using hypothetical market shocks like Euro debt crisis deterioration as well as price and spread movements from the second half of 2008. This stress test will attempt to address criticism aimed at previous tests, particularly those in Europe, for their lack of rigor in evaluating the potential for significant impairment of sovereign debt.

Outlook — Waiting for the Turn in Rates

Nominal interest rates are extremely low and real rates are negative for all maturities up to 10 years. Facing this interest rate landscape, the investment team maintains a bias towards a shorter-than-benchmark duration. In response to market movements, the Fund may fluctuate between a short and neutral duration position. (Duration is a time measure of a bond’s interest-rate sensitivity, based on the time periods over which a bond’s cash flows accrue to the bondholder).

DECEMBER 31, 2011	35

Until real interest rates (rate of interest minus inflation) return to an attractive level, we expect our short duration emphasis will remain.

Our current portfolio positioning is as follows:

■	The Fund continues to be overweight in investment-grade corporate bonds. Financial issuers remain a focus within the portfolio as we believe these corporate fixed income securities offer attractive risk-adjusted differences in income potential relative to industrial and utility issuers.

■	Within the structured debt sectors, the Fund is overweight in the MBS, CMBS, and asset-backed securities (ABS) sectors. To us, low coupon, agency-backed MBS provide attractive protection against the risk that borrowers will prepay loans and we have favored this type of security relative to high coupon issues.

■	Within the CMBS area, our positions consist of securities that we believe are well-structured and backed by seasoned loans.

■	The auto finance ABS area has experienced very low delinquency levels. We continue to favor this segment of the ABS sector.

■	The Fund is underweight in both U.S. Treasuries and the government-related sector in an effort to emphasize other sectors. The investment team views U.S. Treasuries as a high risk investment.

Mark E. Egan, CFA

Lead Portfolio Manager

Thomas M. Fink, CFA

Co-Portfolio Manager

Todd C. Thompson, CFA

Co-Portfolio Manager

Stephen T. Vincent, CFA

Co-Portfolio Manager

HYPOTHETICAL GROWTH OF $10,000 (Unaudited)

HYPOTHETICAL GROWTH OF $10,000 (Unaudited)

Performance returns for the Scout Core Bond Fund, Barclays Capital U.S. Aggregate Bond Index and Lipper Intermediate Investment Grade Debt Funds Index assume dividends were reinvested for the entire period.

For illustrative purposes only; may not represent your returns.

[1]	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index. The Barclays Capital U.S. Aggregate Bond Index represents the securities of the U.S. dollar-denominated investment grade bond market. The Lipper Intermediate Investment Grade Debt Funds Index is an unmanaged index consisting of mutual funds that invest primarily in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of five to ten years.

Portfolio composition will change due to ongoing management of the Fund. References to specific securities should not be construed as recommendations by the Fund, its Advisor or Distributor.

Risk considerations. The return of principal in a bond fund is not guaranteed. Bond funds have the same interest rate, inflation and credit risks that are associated with underlying bonds owned by the fund. Mortgage- and Asset-Backed Securities are subject to prepayment risk and the risk of default on the underlying mortgages or other assets. Credit default swaps and related instruments are derivatives used for hedging against a credit default and may involve greater risks than if the Fund invested in the referenced obligation directly.

36	SCOUT FUNDS SEMI-ANNUAL REPORT

COMPARATIVE RATES OF RETURN (Unaudited)
Scout Core Bond Fund – Institutional Class (SCCIX)
as of December 31, 2011

	1 Year	3 Years	5 Years	10 Years
Scout Core Bond Fund – Institutional Class	7.64%	14.09%	8.40%	6.53%
Barclays Capital U.S. Aggregate Bond Index[1]	7.84%	6.77%	6.50%	5.78%
Lipper Intermediate Investment Grade Debt Funds Index[1]	6.28%	9.68%	5.80%	5.36%

Scout Core Bond Fund – Class Y (SCCYX)

as of December 31, 2011

Since
Inception[2]
Scout Core Bond Fund – Class Y	5.94%
Barclays Capital U.S. Aggregate Bond Index[1]	6.71%
Lipper Intermediate Investment Grade Debt Funds Index[1]	4.23%

[1]	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index.

[2]	Inception – April 21, 2011.

Returns for periods greater than one year are compounded average annual rates of return.

The performance data quoted represents past performance and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 800-996-2862. The performance of the Scout Core Bond Fund – Institutional Class reflects the historical performance of the Frontegra Columbus Core Fund – Institutional Class (the “Predecessor Fund”). Effective after the close of business on April 21, 2011, the Predecessor Fund was reorganized into the Fund. The Predecessor Fund and the Fund have substantially similar principal investment strategies. The Predecessor Fund’s original Institutional Class returns reflect the total annual operating fees and expenses, net of any fee and expense waivers, of the Scout Core Bond Fund – Institutional Class. As of June 30, 2011, the gross expense ratios for the Institutional Class and Class Y were 0.64% and 1.04%, respectively (as disclosed in the most recent Prospectus), compared to the December 31, 2011 gross expense ratios of 0.65% and 1.02%, respectively.

The performance returns for the Fund reflect a fee waiver in effect. In the absence of such a waiver, the returns would be reduced.

The Advisor has entered into an agreement to waive advisory fees and/or assume certain fund expenses through April 21, 2013 in order to limit the total annual fund operating expenses, excluding certain expenses, before taking into account any Rule 12b-1 fees, shareholder servicing fees or acquired fund fees and expenses to no more than 0.40%. If total annual fund operating expenses would fall below the expense limit, the Advisor may cause the Fund’s expenses to remain at the expense limit while it is reimbursed for fees that it waived or expenses that it assumed during the previous three year period.

The Fund may, at times, experience higher-than-average portfolio turnover which may generate significant taxable gains and increased trading expenses which in turn may lower the Fund’s return.

Prior to March 11, 2011, the Fund was known as the Scout Bond Fund.

The performance shown in the above table and in the graph on the preceding page does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The recent growth in the fixed income market has helped to produce short-term returns for some asset classes that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

FUND DIVERSIFICATION (Unaudited)
Scout Core Bond Fund (SCCIX & SCCYX)

Based on total investments as of December 31, 2011. Subject to change.

HISTORICAL PER-SHARE RECORD (Unaudited)
Scout Core Bond Fund – Institutional Class (SCCIX)

		Income &		Cumulative[4]
	Net Asset	Short-Term[3] Gains	Long-Term[3] Gains	Value Per Share
	Value	Distribution	Distribution	Plus Distributions
12/31/07	$10.47	$0.48	$—	$13.77
12/31/08	9.27	0.55	—	13.12
12/31/09	11.13	0.67	—	15.65
12/31/10	11.62	0.34	—	16.48
12/31/11	11.33	0.62	0.02	16.83

Scout Core Bond Fund – Class Y (SCCYX)

		Income &		Cumulative[4]
	Net Asset	Short-Term[3] Gains	Long-Term[3] Gains	Value Per Share
	Value	Distribution	Distribution	Plus Distributions
04/21/11	$11.19	$—	$—	$11.19
12/31/11	11.33	0.50	0.02	11.85

[3]	Represents distributions for the respective 12-month or 6-month period ended.

[4]	Does not assume any compounding of reinvested distributions.

Table shows calendar-year distributions and net asset values; may differ from fiscal-year annual reports.

PORTFOLIO CHARACTERISTICS (Unaudited)

		Barclays
		Capital U.S.
	Scout	Aggregate
	Core Bond	Bond*
Average Maturity	5.3 years	7.1 years
Average Duration	4.1 years	5.0 years
Yield to Maturity/Call	2.8%	2.2%
Number of Holdings	122	7,829
Total Assets (in millions, all share classes)	$136.2	—
Scout Core Bond – Institutional Class Inception Date	2/23/01	—
Scout Core Bond – Y Class Inception Date	4/21/11	—

*	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index.

Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund, its Advisor or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities or sectors mentioned above.

DECEMBER 31, 2011	37

SCHEDULE OF INVESTMENTS
December 31, 2011 (Unaudited)

CORE BOND FUND
	Principal
	Amount	Value

ASSET-BACKED SECURITIES — 8.8%
Ally Master Owner Trust
Series 2011-1, Class A1,
1.148%, 01/15/16[1,2]	$1,245,000	$1,248,054
AmeriCredit Automobile Receivables Trust
Series 2008-AF, Class A4,
6.960%, 10/14/14[1]	625,993	645,500
Chase Issuance Trust
Series 2011-A3, Class A3,
0.414%, 12/15/15[1,2]	765,000	765,000
Chrysler Financial Auto Securitization Trust
Series 2009-A, Class A3,
2.820%, 01/15/16[1]	549,180	552,861
Citibank Credit Card Issuance Trust
Series 2009-A1, Class A1,
2.028%, 03/17/14[1,2]	1,350,000	1,354,688
Ford Credit Auto Owner Trust
Series 2009-A, Class A3B,
2.778%, 05/15/13[1,2]	165,561	165,877
Series 2009-D, Class A3,
2.170%, 10/15/13[1]	381,692	383,643
Hertz Vehicle Financing, LLC
Series 2009-2A, Class A1,
4.260%, 03/25/14[1,3]	910,000	931,551
Series 2011-1A, Class A1,
2.200%, 03/25/16[1,3]	1,705,000	1,694,765
Hyundai Auto Receivables Trust
Series 2009-A, Class A3,
2.030%, 08/15/13[1]	829,053	832,324
Series 2010-B, Class A3,
0.970%, 04/15/15[1]	340,000	340,711
Keystone Owner Trust
Series 1998-P1, Class M1,
7.530%, 05/25/25[1,3]	3,026	2,995
MBNA Master Credit Card Trust
Series 1997-B, Class A,
0.438%, 08/15/14[1,2]	420,000	420,023
Mercedes-Benz Auto Receivables Trust
Series 2011-1, Class A2,
0.388%, 11/15/13[1,2]	1,195,000	1,195,407
Mid-State Trust
Series 11, Class A1,
4.864%, 07/15/38[1]	118,547	119,842
Sears Credit Account Master Trust
Series 2002-3, Class A,
0.568%, 05/17/16[1,2]	595,000	593,748
SLM Student Loan Trust
Series 2008-2, Class A1,
0.718%, 01/25/15[1,2]	301,486	301,531
Series 2007-1, Class A3,
0.448%, 07/25/18[1,2]	535,597	534,138
TOTAL ASSET-BACKED SECURITIES
(Cost $12,085,073) — 8.8%		12,082,658

COMMERCIAL MORTGAGE-BACKED
SECURITIES — 9.4%
Banc of America Merrill Lynch Commercial Mortgage, Inc.
Series 2003-1, Class A2,
4.648%, 03/11/13[1]	1,000,000	1,022,817
Series 2002-2, Class A3,
5.118%, 07/11/43[1]	824,407	828,962
Series 2006-3, Class A4,
5.889%, 07/10/44[1,2]	860,000	942,806
Series 2007-5, Class A4,
5.492%, 02/10/51[1]	890,000	960,697
Bear Stearns Commercial Mortgage Securities
Series 2003-PWR2, Class A4,
5.186%, 05/11/39[2]	345,000	361,254
CFCRE Commercial Mortgage Trust
Series 2011-C1, Class A1,
1.871%, 11/15/15[1,3]	712,393	709,475
Credit Suisse First Boston Mortgage Securities Corp.
Series 2002-CP5, Class A2,
4.940%, 12/15/35[1]	1,070,000	1,091,508
GMAC Commercial Mortgage Securities, Inc.
Series 2002-C3, Class A2,
4.930%, 07/10/39[1]	2,154,861	2,192,677
Greenwich Capital Commercial Funding Corp.
Series 2003-C1, Class A4,
4.111%, 07/05/35[1]	793,557	811,731
GS Mortgage Securities Corp. II
Series 2007-EOP, Class A1,
1.143%, 03/06/20[2,3]	1,069,112	1,060,283
Series 2007-GG10, Class A4,
5.790%, 08/10/45[1,2]	965,000	1,047,976
LB-UBS Commercial Mortgage Trust
Series 2002-C1, Class A4,
6.462%, 03/15/31[1]	362,540	362,937
Morgan Stanley Re-REMIC Trust
Series 2010-GG10, Class A4A,
5.790%, 08/15/45[2,3]	850,000	952,969
Wachovia Bank Commercial Mortgage Trust
Series 2002-C1, Class A4,
6.287%, 04/15/34[1]	422,629	423,984
TOTAL COMMERCIAL MORTGAGE-BACKED
SECURITIES
(Cost $12,836,228) — 9.4%		12,770,076

CORPORATE BONDS — 28.6%
American Airlines 2011-1 Class A Pass-Through Trust
5.250%, 07/31/22[1]	808,803	752,186
American International Group, Inc.
6.400%, 12/15/20[1]	1,830,000	1,846,891
Bank of America Corp.
5.875%, 01/05/21	1,605,000	1,527,682
5.000%, 05/13/21	95,000	86,529
Bruce Mansfield Unit
6.850%, 06/01/34[1]	155,152	168,604
Burlington Northern and Santa Fe Railway Co. 2004-1 Pass-Through Trust
4.575%, 01/15/21	530,933	572,337
Citigroup, Inc.
4.587%, 12/15/15	865,000	870,533
5.375%, 08/09/20	597,000	613,878
4.500%, 01/14/22	1,588,000	1,527,693

38	SCOUT FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS

December 31, 2011 (Unaudited)

CORE BOND FUND (Continued)

	Principal
	Amount	Value

CORPORATE BONDS (Continued)
Continental Airlines 2007-1 Class A Pass-Through Trust
5.983%, 10/19/23[1]	$924,830	$962,933
Delta Air Lines 2007-1 Class A Pass-Through Trust
6.821%, 08/10/22[1]	1,013,496	1,057,786
Delta Air Lines 2011-1 Pass-Through Trust
5.300%, 04/15/19[1]	800,000	808,000
Dow Chemical Co.
4.125%, 11/15/21[1]	520,000	533,374
Entergy Arkansas, Inc.
5.000%, 07/01/18[1]	315,000	314,245
Entergy Texas, Inc.
3.600%, 06/01/15[1]	1,005,000	1,042,956
Farmers Insurance Exchange
6.000%, 08/01/14[3]	315,000	331,346
FUEL Trust
4.207%, 04/15/16[3]	1,720,000	1,734,601
General Electric Capital Corp.
2.950%, 05/09/16	880,000	905,065
4.625%, 01/07/21	1,100,000	1,141,197
4.650%, 10/17/21	760,000	793,187
6.875%, 01/10/39	965,000	1,156,101
Goldman Sachs Group, Inc.
6.000%, 06/15/20	485,000	496,816
5.250%, 07/27/21	868,000	846,769
Hartford Financial Services Group, Inc.
5.500%, 10/15/16[1]	610,000	633,592
6.000%, 01/15/19[1]	830,000	851,819
5.500%, 03/30/20[1]	547,000	555,163
JPMorgan Chase & Co.
3.450%, 03/01/16	925,000	939,757
4.250%, 10/15/20	890,000	896,250
5.400%, 01/06/42	730,000	761,817
Kiowa Power Partners, LLC
4.811%, 12/30/13[3]	100,937	100,932
Liberty Mutual Group, Inc.
5.000%, 06/01/21[1,3]	1,420,000	1,391,467
Lincoln National Corp.
4.850%, 06/24/21[1]	1,385,000	1,411,006
Metropolitan Life Global Funding I
2.500%, 09/29/15[3]	120,000	120,689
Morgan Stanley
5.750%, 01/25/21[1]	680,000	634,308
5.500%, 07/28/21	1,007,000	931,107
Nationwide Financial Services
5.375%, 03/25/21[1,3]	1,490,000	1,463,547
New York Life Global Funding
1.850%, 12/13/13[3]	1,380,000	1,392,354
News America, Inc.
4.500%, 02/15/21[1]	840,000	880,748
Northern Trust Corp.
3.375%, 08/23/21	150,000	153,750
Northwest Airlines 2007-1
Class A Pass-Through Trust
7.027%, 11/01/19[1]	645,874	657,952
Pricoa Global Funding I
5.450%, 06/11/14[3]	145,000	156,714
Prudential Financial, Inc.
4.500%, 11/16/21[1]	450,000	454,519
Prudential Holdings, LLC
7.245%, 12/18/23[1,3]	75,000	84,743
8.695%, 12/18/23[1,3]	1,370,000	1,721,200
Prudential Insurance Co. of America
8.300%, 07/01/25[3]	530,000	678,060
Telefonica Emisiones S.A.U
5.462%, 02/16/21[4]	440,000	419,877
Union Pacific Railroad Co. 2004 Pass-Through Trust
5.404%, 07/02/25	269,933	306,245
Union Pacific Railroad Co. 2005 Pass-Through Trust
5.082%, 01/02/29[1]	880,964	1,006,290
Union Pacific Railroad Co. 2006 Pass-Through Trust
5.866%, 07/02/30[1]	244,958	284,099
TOTAL CORPORATE BONDS
(Cost $38,793,572) — 28.6%		38,978,714

MORTGAGE-BACKED SECURITIES — 45.0%
Credit Suisse Mortgage Capital Certificates
Series 2009-12R, Class 41A1,
5.250%, 03/27/37[1,2,3]	298,203	303,804
Fannie Mae
4.000%, 02/15/41	19,060,000	19,971,316
3.500%, 02/15/42	17,290,000	17,733,056
Fannie Mae Pool
4.484%, 08/01/13	20,919	21,387
0.665%, 06/01/18[2]	1,310,000	1,318,495
0.635%, 07/01/18[2]	530,000	533,193
0.645%, 08/01/18[2]	1,761,788	1,765,449
3.330%, 07/01/20	1,113,325	1,196,957
3.330%, 10/01/20	1,312,662	1,378,806
0.715%, 11/01/20[2]	6,420,000	6,472,862
3.230%, 11/01/20	1,410,076	1,472,169
4.000%, 04/01/24	1,435,260	1,514,160
4.000%, 11/01/25	1,248,943	1,317,600
2.500%, 03/01/26	583,555	593,753
5.970%, 01/01/40	196,213	242,903
5.970%, 01/01/40	166,781	206,468
5.100%, 12/01/40	311,399	348,056
Fannie Mae REMIC
Series 2008-76, Class GF,
0.944%, 09/25/23[2]	520,454	525,855
Series 2009-15, Class AB,
5.500%, 04/25/25	9,806	9,835
Series 2004-67, Class AK,
4.250%, 01/25/30	371,092	373,218
Fannie Mae-Aces
Series 2011-M6, Class A1,
1.951%, 06/25/21	515,010	516,248
Freddie Mac Gold Pool
5.000%, 06/01/12	274,615	280,231

(Continued on next page)

DECEMBER 31, 2011	39

SCHEDULE OF INVESTMENTS

December 31, 2011 (Unaudited)

CORE BOND FUND (Continued)

	Principal
	Amount	Value

MORTGAGE-BACKED SECURITIES (Continued)
Freddie Mac REMIC
Series 3676, Class AB,
1.500%, 12/15/15[1]	$237,311	$237,624
Series 3609, Class LA,
4.000%, 12/15/24[1]	1,088,971	1,149,330
Series 3688, Class JA,
3.500%, 01/15/30[1]	1,536,109	1,608,008
MASTR Asset Securitization Trust
Series 2004-3, Class 2A1,
4.750%, 01/25/14[1]	24,218	24,582
Residential Accredit Loans, Inc.
Series 2004-QS4, Class A1,
4.350%, 03/25/34[1]	157,718	158,449
Residential Asset Securitization Trust
Series 2003-A6, Class A1,
4.500%, 07/25/33[1]	52,800	53,245
TOTAL MORTGAGE-BACKED SECURITIES
(Cost $60,472,842) — 45.0%		61,327,059

U.S. GOVERNMENT AND AGENCIES — 28.9%
Federal Deposit Insurance Corp.
Series 2011-C1, Class A,
1.840%, 04/25/31[1,2,3]	656,124	662,314
Federal Home Loan Mortgage Corp.
0.235%, 06/17/13[2]	4,720,000	4,722,020
Federal National Mortgage Association
0.284%, 07/26/12[2]	3,100,000	3,101,736
Government National Mortgage Association
6.000%, 03/15/13	527	576
6.000%, 06/15/13	1,312	1,433
7.000%, 07/20/16	10,832	11,766
National Credit Union Administration
Series 2010-A1, Class A,
0.624%, 12/07/20[1,2]	1,387,095	1,391,132
United States Treasury Bill
0.075%, 05/31/12	25,215,000	25,210,815
0.153%, 06/28/12	4,250,000	4,248,746
United States Treasury Note/Bond
3.125%, 11/15/41	90,000	94,289
TOTAL U.S. GOVERNMENT AND AGENCIES
(Cost $39,424,340) — 28.9%.		39,444,827

TOTAL INVESTMENTS
(Cost $163,612,055) — 120.7%		164,603,334

Liabilities less other assets — (20.7)%		(28,284,486)

TOTAL NET ASSETS — 100.0%
(equivalent to $11.33 per share; unlimited shares
of $1.00 par value capital shares authorized;
11,974,374 shares outstanding for the Institutional Class;
equivalent to $11.33 per share; unlimited shares of
$1.00 par value capital shares authorized;
57,825 shares outstanding for Class Y)		$136,318,848

LLC — Limited Liability Company

REMIC — Real Estate Mortgage Investment Conduit

[1]	Callable.

[2]	Variable Rate Security (presented at the current rate as of December 31, 2011).

[3]	144A Restricted Security.

[4]	Foreign security denominated in U.S. Dollars.

SWAP CONTRACTS

CREDIT DEFAULT SWAPS

			Rating of					Unrealized
		Buy/Sell(1)	Reference Entity	Pay/Receive	Fixed	Expiration	Notional	Appreciation
Counterparty	Reference Entity	Protection	(Moody’s/S&P)	Fixed Rate	Rate	Date	Value(2)	(Depreciation)
JP Morgan	CDX North America Investment Grade Index Series 17	Sell	BAA1/BBB+	Receive	1.00%	12/20/16	$9,220,000	$100,458

TOTAL SWAP CONTRACTS								$100,458

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation of underlying securities comprising the referenced index.

(2)	The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

See accompanying Notes to Financial Statements.

40	SCOUT FUNDS SEMI-ANNUAL REPORT

Core Plus Bond Fund

OBJECTIVE & STRATEGY (Unaudited)

The Scout Core Plus Bond Fund seeks a high level of total return consistent with the preservation of capital by investing in a diversified portfolio of fixed-income obligations.

We faced a season of change across the fixed income world. It was a time when global central banks actively intervened in bond markets to suppress interest rates and provide liquidity amid an escalating debt crisis in Europe.

For the period ending Dec. 31, 2011, Scout Core Plus Bond Fund Institutional Class shares rose 4.98% (4.76% for Class Y shares). This was in line with the Barclays Capital U.S. Aggregate Bond Index, which increased 4.98% for the period. Both share classes outpaced the Lipper Intermediate Investment Grade Debt Funds Index, the Fund’s peer group, which advanced 3.05% over the same six months.

A High Yield Sector Rebound

In the third calendar quarter of 2011, the Fund underperformed relative to its unmanaged benchmark index amid a downgrade of U.S. sovereign debt and an increased realization that European leaders would need to come up with a credible plan to bail out highly indebted Greece and Italy. An overweight position in investment grade corporate bonds and high yield bonds hurt the Fund’s results relative to the Barclays Capital U.S. Aggregate Bond Index.

The lost ground was regained when conditions dramatically improved in the fourth calendar quarter, especially in the high yield sector of the bond market, where returns paced all other sectors from October to December 2011. We focused on corporate fixed-income securities of banks, insurance companies, and airline-enhanced equipment trust securities.

Duration also subtracted a bit from performance across sectors during the period as interest rates declined and the Fund had a shorter-than-index duration. This was partially offset by a positive contribution from the portfolio’s positioning within the fixed income yield curve relative to its benchmark. (Duration is a time measure of a bond’s interest-rate sensitivity, based on the time periods over which a bond’s cash flows accrue to the bondholder).

Generally speaking, longer term bonds have historically provided higher total returns in a declining interest rate environment than have fixed income securities of equal quality whose duration is only a few years.

During the period, strong security selection in the mortgage-backed securities (MBS) and commercial mortgage-backed securities (CMBS) sectors added to performance. The Fund was focused on lower coupon, agency-backed MBS and what we believed were well-structured CMBS with seasoned loans.

One area that we did not fully participate in was the strong six-month performance of long-term Treasuries (more than 10-year maturities), which we felt was a temporary condition resulting from market intervention by the Federal Reserve. Long-term Treasuries were the single best performing sector within the fixed income market in calendar year 2011, and also returned more than the overall bond market for the period, as measured by the Barclays Capital U.S. Aggregate Bond Index.

Fixing Europe, Assessing Risks

Among the market factors at work during the period was that in October, all 17 Euro nations approved a continent-wide bank bailout fund called the European Financial Stability Facility (EFSF) to address the Mediterranean countries’ sovereign debt problems. Although passage of the EFSF was initially hailed in the market, its size and ability to stem the crisis was quickly questioned. A few weeks later, the market’s focus shifted to Italy as the country’s interest rates rose sharply, above 7%. This was an unsustainable level for the world’s fourth largest debt market. Later in November, a poor 10-year German Bund (bond) auction, in which about 40% of the issue was not placed, led to questions regarding the ability of even the strongest European countries to access the capital markets effectively.

Leadership changes for three of the major players in the European crisis took place during November. Greece and Italy have new prime ministers following resignations of their former prime ministers and Mario Draghi took over as the head of the European Central Bank (ECB). The new leadership ushered in optimism that more aggressive action would be taken to deal with the crisis situation. It was not much of a wait as the world’s major central banks made a surprise coordinated action to increase liquidity for banks in Europe. This action did not improve the European Union’s fiscal situation, but it provided the necessary liquidity to help prevent a funding crisis for Europe’s banks. Market reaction was positive as it showed multi-country coordination, something that has been noticeably absent, as European leaders wrestle with solutions to the longstanding crisis. The ECB also lowered rates by 0.50% during the fourth quarter.

U.S. fiscal policy debates also generated market uncertainty. Late in the period, the Congressional Super Committee’s failure to reach agreement to cut the federal budget deficit started a clock ticking on automatic cuts in defense and Medicare slated to begin in 2013. The ratings agencies did not further downgrade the U.S. sovereign rating on the failure of the Super Committee, but the inability to reach a compromise agreement increased the likelihood of a future downgrade.

The Federal Reserve announced plans to stress test banks in 2012, using hypothetical market shocks like Euro debt crisis deterioration as well as price and spread movements from the second half of 2008. This stress test will attempt to address criticism aimed at previous tests, particularly those in Europe, for their lack of rigor in evaluating the potential for significant impairment of sovereign debt.

Outlook — Looking For Opportunity Across Sectors

Interest rates are extremely low and real rates (interest rates minus inflation) are negative for all maturities up to 10 years. Facing this interest rate landscape, the investment team is avoiding U.S. Treasuries. Nearly 80% of the Barclays Capital U.S. Aggregate Bond Index is comprised of Treasury and agency securities with historically low income potential. We plan to focus on areas that believe have the most total return potential. Events in Europe and the U.S. political arena have combined to offer an opportunity to invest in non-Treasury securities that we feel offer compelling value.

DECEMBER 31, 2011	41

In an effort to embrace the opportunities created by market volatility, our current portfolio positioning is as follows:

■	The Fund continues to be overweight in investment-grade corporate bonds and high yield corporate bonds. Financial issuers remain a focus within the portfolio as we believe these corporate fixed income securities offer attractive risk-adjusted income potential relative to industrial and utility issuers. High yield holdings are diversified across a variety of sectors.

■	Within the structured debt sectors, the Fund is overweight in the MBS, CMBS, and asset-backed securities (ABS) sectors. To us, low coupon, agency-backed MBS provide attractive protection against the risk that borrowers will prepay loans and we have favored this type of security relative to high coupon issues.

■	Within the CMBS area, our positions consist of securities that we believe are well-structured and backed by seasoned loans.

■	The auto finance ABS area has experienced very low delinquency levels. We continue to favor this segment of the ABS sector.

■	The Fund is underweight in both U.S. Treasuries and the government-related sector in an effort to emphasize other sectors. The investment team views U.S. Treasuries as a high risk investment.

Mark E. Egan, CFA

Lead Portfolio Manager

Thomas M. Fink, CFA

Co-Portfolio Manager

Todd C. Thompson, CFA

Co-Portfolio Manager

Stephen T. Vincent, CFA

Co-Portfolio Manager

HYPOTHETICAL GROWTH OF $10,000 (Unaudited)

HYPOTHETICAL GROWTH OF $10,000 (Unaudited)

Performance returns for the Scout Core Plus Bond Fund, Barclays Capital U.S. Aggregate Bond Index, and Lipper Intermediate Investment Grade Debt Funds Index assume dividends were reinvested for the entire period.

For illustrative purposes only; may not represent your returns.

[1]	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index. The Barclays Capital U.S. Aggregate Bond Index represents the securities of the U.S. dollar-denominated investment grade bond market. The Lipper Intermediate Investment Grade Debt Funds Index is an unmanaged index consisting of mutual funds that invest primarily in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of five to ten years.

Portfolio composition will change due to ongoing management of the Fund. References to specific securities should not be construed as recommendations by the Fund, its Advisor or Distributor.

Risk considerations: The return of principal in a bond fund is not guaranteed. Bond funds have the same interest rate, inflation and credit risks that are associated with underlying bonds owned by the fund. Mortgage- and Asset-Backed Securities are subject to prepayment risk and the risk of default on the underlying mortgages or other assets. Credit default swaps and related instruments are derivatives used for hedging against a credit default and may involve greater risks than if the Fund invested in the referenced obligation directly. High yield securities involve greater risk than investment grade securities and tend to be more sensitive to economic conditions and credit risk.

42	SCOUT FUNDS SEMI-ANNUAL REPORT

COMPARATIVE RATES OF RETURN (Unaudited)

Scout Core Plus Bond Fund – Institutional Class (SCPZX)

as of December 31, 2011

	1 Year	3 Years	5 Years	10 Years
Scout Core Plus Bond Fund – Institutional Class	8.28%	17.23%	9.56%	7.67%
Barclays Capital U.S. Aggregate Bond Index[1]	7.84%	6.77%	6.50%	5.78%
Lipper Intermediate Investment Grade Debt Funds Index[1]	6.28%	9.68%	5.80%	5.36%

Scout Core Plus Bond Fund – Class Y (SCPYX)

as of December 31, 2011

		Since
	1 Year	Inception[2]
Scout Core Plus Bond Fund – Class Y	7.89%	8.28%
Barclays Capital U.S. Aggregate Bond Index[1]	7.84%	6.49%
Lipper Intermediate Investment Grade Debt Funds Index[1]	6.28%	7.13%

[1]	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index.

[2]	Inception – November 12, 2009.

Returns for periods greater than one year are compounded average annual rates of return.

The performance data quoted represents past performance and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 800-996-2862. The performance of the Scout Core Plus Bond Fund – Institutional Class and Class Y reflects the historical performance of the Frontegra Columbus Core Plus Fund – Institutional Class and Class Y (the “Predecessor Fund”), respectively. Effective after the close of business on April 21, 2011, the Predecessor Fund was reorganized into the Fund. The Predecessor Fund and the Fund have substantially similar principal investment strategies. The Predecessor Fund’s original Institutional Class and Class Y returns reflect the total annual operating fees and expenses, net of any fee and expense waivers, of the Scout Core Bond Plus Fund – Institutional Class and Class Y, respectively. As of June 30, 2011, the gross expense ratios for the Institutional Class and Class Y were 0.50% and 0.90%, respectively (as disclosed in the most recent Prospectus), compared to the December 31, 2011 gross expense ratios of 0.54% and 0.88%, respectively.

The performance returns for the Fund reflect a fee waiver in effect. In the absence of such a waiver, the returns would be reduced.

The Advisor has entered into an agreement to waive advisory fees and/or assume certain fund expenses through April 21, 2013 in order to limit the total annual fund operating expenses, excluding certain expenses, before taking into account any Rule 12b-1 fees, shareholder servicing fees or acquired fund fees and expenses to no more than 0.40%. If total annual fund operating expenses would fall below the expense limit, the Advisor may cause the Fund’s expenses to remain at the expense limit while it is reimbursed for fees that it waived or expenses that it assumed during the previous three year period.

The Fund may, at times, experience higher-than-average portfolio turnover which may generate significant taxable gains and increased trading expenses which in turn may lower the Fund’s return.

The performance shown in the above table and in the graph on the preceding page does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The recent growth in the fixed income market has helped to produce short-term returns for some asset classes that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

FUND DIVERSIFICATION (Unaudited)

Scout Core Plus Bond Fund (SCPZX & SCPYX)

Based on total investments as of December 31, 2011. Subject to change.

HISTORICAL PER-SHARE RECORD (Unaudited)

Scout Core Plus Bond Fund – Institutional Class (SCPZX)

		Income &		Cumulative[4]
	Net Asset	Short-Term[3] Gains	Long-Term[3] Gains	Value Per Share
	Value	Distribution	Distribution	Plus Distributions
12/31/07	$31.48	$1.94	$—	$51.84
12/31/08	26.14	2.49	0.03	49.02
12/31/09	31.15	3.90	—	57.93
12/31/10	31.43	2.80	—	61.01
12/31/11	31.67	2.16	0.16	63.57

Scout Core Plus Bond Fund – Class Y (SCPYX)

		Income &		Cumulative[4]
	Net Asset	Short-Term[3] Gains	Long-Term[3] Gains	Value Per Share
	Value	Distribution	Distribution	Plus Distributions
11/12/09	$33.08	$—	$—	$33.08
12/31/09	31.15	1.44	—	32.59
12/31/10	31.40	1.23	—	34.07
12/31/11	31.67	2.01	0.16	36.51

[3]	Represents distributions for the respective 12-month or 6-month period ended.

[4]	Does not assume any compounding of reinvested distributions.

Table shows calendar-year distributions and net asset values; may differ from fiscal-year annual reports.

PORTFOLIO CHARACTERISTICS (Unaudited)

		Barclays
		Capital U.S.
	Scout Core	Aggregate
	Plus Bond	Bond*
Average Maturity	6.6 years	7.1 years
Average Duration	4.5 years	5.0 years
Yield to Maturity/Call	3.4%	2.2%
Number of Holdings	137	7,829
Total Assets (in millions, all share classes)	$384.6	—
Scout Core Plus Bond — Institutional Class Inception Date	11/25/96	—
Scout Core Plus Bond — Y Class Inception Date	11/12/09	—

*	Unmanaged index of stocks, bonds or mutual funds. It is not possible to invest directly in an index.

Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund, its Advisor or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities or sectors mentioned above.

DECEMBER 31, 2011	43

SCHEDULE OF INVESTMENTS
December 31, 2011 (Unaudited)

CORE PLUS BOND FUND

	Principal
	Amount	Value

ASSET-BACKED SECURITIES — 9.6%
Ally Master Owner Trust
Series 2011-1, Class A1,
1.148%, 01/15/16[1,2]	$3,645,000	$3,653,941
AmeriCredit Automobile Receivables Trust
Series 2008-AF, Class A4,
6.960%, 10/14/14[2]	1,568,665	1,617,543
Chase Issuance Trust
Series 2011-A3, Class A3,
0.414%, 12/15/15[1,2]	2,220,000	2,220,000
Chrysler Financial Auto Securitization Trust
Series 2009-A, Class A3,
2.820%, 01/15/16[2]	1,137,805	1,145,431
Citibank Credit Card Issuance Trust
Series 2009-A1, Class A1,
2.028%, 03/17/14[1,2]	3,885,000	3,898,493
Countrywide Asset-Backed Certificates
Series 2006-S2, Class A3,
5.841%, 07/25/27[2]	858,233	570,665
Series 2006-S2, Class A4,
6.091%, 07/25/27[2]	1,375,284	521,803
Ford Credit Auto Owner Trust
Series 2009-A, Class A3B,
2.778%, 05/15/13[1,2]	311,836	312,432
Series 2009-D, Class A3,
2.170%, 10/15/13[2]	864,313	868,729
GMAC Mortgage Corp. Loan Trust
Series 2006-HE3, Class A3,
5.805%, 10/25/36[1,2]	1,406,744	914,846
Hertz Vehicle Financing, LLC
Series 2009-2A, Class A1,
4.260%, 03/25/14[2,3]	1,825,000	1,868,220
Series 2011-1A, Class A1,
2.200%, 03/25/16[2,3]	4,360,000	4,333,827
Home Equity Mortgage Trust
Series 2006-5, Class A1,
5.500%, 01/25/37[2]	4,165,485	570,376
Hyundai Auto Receivables Trust
Series 2009-A, Class A3,
2.030%, 08/15/13[2]	1,654,111	1,660,636
Series 2010-B, Class A3,
0.970%, 04/15/15[2]	975,000	977,040
Keystone Owner Trust
Series 1998-P1, Class M1,
7.530%, 05/25/25[2,3]	672	665
MBNA Master Credit Card Trust
Series 1997-B, Class A,
0.438%, 08/15/14[1,2]	1,210,000	1,210,067
Mercedes-Benz Auto Receivables Trust
Series 2011-1, Class A2,
0.388%, 11/15/13[1,2]	3,345,000	3,346,141
Mid-State Trust
Series 11, Class A1,
4.864%, 07/15/38[2]	838,949	848,112
Residential Funding Mortgage Securities II, Inc.
Series 2003-HS1, Class AI6,
3.830%, 02/25/33[1,2]	193,892	184,736
Series 2003-HS3, Class A2A,
0.574%, 08/25/33[1,2]	342,069	261,303
Series 2005-HS1, Class AI4,
5.110%, 09/25/35[2]	630,000	69,790
Series 2006-HSA1, Class A3,
5.230%, 02/25/36[1,2]	1,502,366	915,248
Series 2006-HSA1, Class A5,
5.310%, 02/25/36[1,2]	1,456,334	957,363
Series 2006-HSA1, Class A4,
5.490%, 02/25/36[1,2]	1,218,586	363,610
Series 2006-HSA2, Class AI3,
5.550%, 03/25/36[1,2]	1,007,033	399,117
Series 2006-HSA2, Class AI4,
5.810%, 03/25/36[2]	820,000	197,940
SACO I, Inc.
Series 2006-9, Class A1,
0.594%, 08/25/36[1,2]	841,592	207,171
SLM Student Loan Trust
Series 2008-2, Class A1,
0.718%, 01/25/15[1,2]	837,238	837,364
Series 2007-1, Class A3,
0.448%, 07/25/18[1,2]	1,446,503	1,442,562
Structured Asset Securities Corp.
Series 2005-S6, Class A2,
0.874%, 11/25/35[1,2]	326,873	285,645
Series 2005-S7, Class A2,
0.594%, 12/25/35[1,2,3]	549,410	335,299
TOTAL ASSET-BACKED SECURITIES
(Cost $40,142,216) — 9.6%		36,996,115

COMMERCIAL MORTGAGE-BACKED SECURITIES — 5.5%
Banc of America Merrill Lynch Commercial Mortgage, Inc.
Series 2003-1, Class A2,
4.648%, 03/11/13[2]	1,990,000	2,035,406
Series 2002-2, Class A3,
5.118%, 07/11/43[2]	2,036,884	2,048,138
Series 2006-3, Class A4,
5.889%, 07/10/44[1,2]	2,670,000	2,927,084
Series 2007-5, Class A4,
5.492%, 02/10/51[2]	2,615,000	2,822,722
Bear Stearns Commercial Mortgage Securities
Series 2003-PWR2, Class A4,
5.186%, 05/11/39[1]	1,025,000	1,073,292
Credit Suisse First Boston Mortgage Securities Corp.
Series 2002-CP5, Class A2,
4.940%, 12/15/35[2]	950,000	969,096
Greenwich Capital Commercial Funding Corp.
Series 2003-C1, Class A4,
4.111%, 07/05/35[2]	2,318,525	2,371,624
GS Mortgage Securities Corp. II
Series 2007-EOP, Class A1,
1.143%, 03/06/20[1,3]	2,679,739	2,657,610
Series 2007-GG10, Class A4,
5.790%, 08/10/45[1,2]	2,810,000	3,051,621
LB-UBS Commercial Mortgage Trust
Series 2002-C1, Class A4,
6.462%, 03/15/31[2]	351,554	351,939
Wachovia Bank Commercial Mortgage Trust
Series 2002-C1, Class A4,
6.287%, 04/15/34[2]	985,315	988,473
TOTAL COMMERCIAL MORTGAGE-BACKED
SECURITIES
(Cost $21,262,596) — 5.5%		21,297,005

44	SCOUT FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS
December 31, 2011 (Unaudited)

CORE PLUS BOND FUND (Continued)

	Principal
	Amount	Value

CORPORATE BONDS — 31.9%
Ally Financial, Inc.
4.500%, 02/11/14	$1,895,000	$1,828,675
7.500%, 09/15/20	5,315,000	5,368,150
American Airlines 2011-1 Class A
Pass-Through Trust
5.250%, 07/31/22[2]	2,002,036	1,861,893
American International Group, Inc.
4.250%, 05/15/13[2]	2,020,000	2,017,235
6.400%, 12/15/20[2]	5,345,000	5,394,334
Bank of America Corp.
5.875%, 01/05/21	4,760,000	4,530,697
5.000%, 05/13/21	3,355,000	3,055,851
Barclays Bank PLC
5.125%, 01/08/20[4]	2,030,000	2,085,259
BellSouth Telecommunications, Inc.
7.000%, 12/01/95	1,020,000	1,280,543
Bruce Mansfield Unit
6.850%, 06/01/34[2]	455,759	495,275
Citigroup, Inc.
5.375%, 08/09/20	1,722,000	1,770,683
4.500%, 01/14/22	5,310,000	5,108,342
Delta Air Lines 2007-1 Class A Pass-Through Trust
6.821%, 08/10/22[2]	2,545,086	2,656,306
Dow Chemical Co
4.125%, 11/15/21[2]	1,525,000	1,564,223
Ford Motor Credit Co., LLC
5.000%, 05/15/18	2,460,000	2,466,379
FUEL Trust
4.207%, 04/15/16[3]	995,000	1,003,447
3.984%, 06/15/16[3]	1,235,000	1,234,833
General Electric Capital Corp.
2.950%, 05/09/16	2,565,000	2,638,059
4.625%, 01/07/21	3,240,000	3,361,345
4.650%, 10/17/21	2,195,000	2,290,849
6.875%, 01/10/39	2,860,000	3,426,372
Goldman Sachs Group, Inc.
6.000%, 06/15/20	1,330,000	1,362,401
5.250%, 07/27/21	6,182,000	6,030,788
Hartford Financial Services Group, Inc.
5.500%, 10/15/16[2]	1,425,000	1,480,113
6.000%, 01/15/19[2]	2,460,000	2,524,669
5.500%, 03/30/20[2]	1,605,000	1,628,951
JPMorgan Chase & Co.
4.250%, 10/15/20	4,975,000	5,009,939
4.350%, 08/15/21	340,000	343,368
5.400%, 01/06/42	2,100,000	2,191,529
Kiowa Power Partners, LLC
4.811%, 12/30/13[3]	360,061	360,043
Liberty Mutual Group, Inc.
5.000%, 06/01/21[2,3]	4,190,000	4,105,806
Lincoln National Corp.
4.850%, 06/24/21[2]	4,095,000	4,171,892
Lloyds TSB Bank PLC
6.375%, 01/21/21[4]	2,025,000	2,029,323
Metropolitan Life Global Funding I
2.500%, 09/29/15[3]	740,000	744,251
Morgan Stanley
5.750%, 01/25/21[2]	1,935,000	1,804,980
5.500%, 07/28/21	6,312,000	5,836,296
Nationwide Financial Services
5.375%, 03/25/21[2,3]	3,995,000	3,924,073
News America, Inc.
4.500%, 02/15/21[2]	2,490,000	2,610,787
Norfolk Southern Corp.
6.000%, 03/15/05[2]	1,140,000	1,348,615
Northwest Airlines 2007-1 Class A Pass-Through Trust
7.027%, 11/01/19[2]	1,621,557	1,651,880
Prudential Financial, Inc.
4.500%, 11/16/21[2]	1,330,000	1,343,356
Prudential Holdings, LLC
7.245%, 12/18/23[2,3]	1,045,000	1,180,756
8.695%, 12/18/23[2,3]	750,000	942,263
Prudential Insurance Co. of America
8.300%, 07/01/25[3]	1,355,000	1,733,530
Qwest Corp.
7.125%, 11/15/43[2]	1,515,000	1,468,380
Royal Bank of Scotland PLC
6.125%, 01/11/21[4]	2,025,000	1,997,721
Telecom Italia Capital S.A
7.721%, 06/04/38[2,4]	3,340,000	2,848,506
Telefonica Emisiones S.A.U
5.462%, 02/16/21[4]	1,565,000	1,493,426
U.S. Airways 2010-1 Class A Pass-Through Trust
6.250%, 04/22/23[2]	2,419,307	2,225,762
U.S. Airways 2011-1 Class A Pass-Through Trust
7.125%, 10/22/23[2]	1,240,000	1,178,000
UAL 2007-1 Pass-Through Trust
6.636%, 07/02/22[2]	2,670,433	2,670,433
TOTAL CORPORATE BONDS
(Cost $123,210,564) — 31.9%		123,680,587

MORTGAGE-BACKED SECURITIES — 42.7%
Citimortgage Alternative Loan Trust
Series 2007-A4, Class 2A1,
5.500%, 04/25/22[2]	1,229,819	1,132,448
Credit Suisse First Boston Mortgage Securities Corp.
Series 2005-10, Class 7A1,
5.000%, 09/25/15[2]	86,218	84,204
Credit Suisse Mortgage Capital Certificates
Series 2009-12R, Class 41A1,
5.250%, 03/27/37[1,2,3]	1,277,009	1,300,996
Fannie Mae
4.000%, 02/15/41	55,945,000	58,619,898
3.500%, 02/15/42	43,015,000	44,117,259
Fannie Mae Pool
0.665%, 06/01/18[1]	3,380,000	3,401,919
0.635%, 07/01/18[1]	1,375,000	1,383,284
0.645%, 08/01/18[1]	5,001,687	5,012,080
3.330%, 07/01/20	2,332,681	2,507,910
3.330%, 10/01/20	3,318,527	3,485,745
0.715%, 11/01/20[1]	18,370,000	18,521,259
3.230%, 11/01/20	3,562,038	3,718,893
4.000%, 04/01/24	4,214,975	4,446,681
4.000%, 11/01/25	3,844,345	4,055,676
2.500%, 03/01/26	1,370,890	1,394,848

(Continued on next page)

DECEMBER 31, 2011	45

SCHEDULE OF INVESTMENTS
December 31, 2011 (Unaudited)

CORE PLUS BOND FUND (Continued)

	Principal
	Amount	Value

MORTGAGE-BACKED SECURITIES (Continued)
Fannie Mae Pool (Continued)
5.970%, 01/01/40	$716,178	$886,596
5.970%, 01/01/40	554,303	686,201
5.100%, 12/01/40	489,342	546,945
Fannie Mae REMIC
Series 1994-3, Class PL,
5.500%, 01/25/24	49,052	53,736
Series 2009-15, Class AB,
5.500%, 04/25/25	57,682	57,854
Series 2004-67, Class AK,
4.250%, 01/25/30	1,065,142	1,071,245
Freddie Mac REMIC
Series 3676, Class AB,
1.500%, 12/15/15[2]	566,801	567,547
Series 3609, Class LA,
4.000%, 12/15/24[2] .	5,062,941	5,343,565
MASTR Asset Securitization Trust
Series 2004-3, Class 2A1,
4.750%, 01/25/14[2]	91,662	93,037
Morgan Stanley Mortgage Loan Trust
Series 2006-7, Class 1A,
5.000%, 06/25/21[2] .	439,444	392,813
Residential Accredit Loans, Inc.
Series 2005-QS3, Class 2A1,
5.000%, 03/25/20[2] .	705,520	676,590
Series 2004-QS4, Class A1,
4.350%, 03/25/34[2] .	752,296	755,783
Wells Fargo Alternative Loan Trust
Series 2007-PA3, Class 6A1,
5.500%, 07/25/22[2] .	1,252,584	1,163,819
TOTAL MORTGAGE-BACKED SECURITIES
(Cost $163,004,500) — 42.7%		165,478,831

OTHER GOVERNMENTS — 0.7%
Republic of Italy
6.875%, 09/27/23[4].	2,870,000	2,764,958
TOTAL OTHER GOVERNMENTS
(Cost $3,105,934) — 0.7%.		2,764,958

U.S. GOVERNMENT AND AGENCIES — 35.1%
Federal Deposit Insurance Corp.
Series 2011-C1, Class A,
1.840%, 04/25/31[1,2,3] .	1,608,303	1,623,478
Federal Home Loan Mortgage Corp.
0.235%, 06/17/13[1]	13,780,000	13,785,898
Federal National Mortgage Association
0.284%, 07/26/12[1] .	15,175,000	15,183,498
National Credit Union Administration
Series 2010-A1, Class A,
0.624%, 12/07/20[1,2]	4,085,771	4,097,660
United States Treasury Bill
0.080%, 05/31/12	59,785,000	59,775,076
0.153%, 06/28/12	29,750,000	29,741,224
United States Treasury Note/Bond
0.625%, 12/31/12	11,470,000	11,523,771
3.125%, 11/15/41	260,000	272,390
TOTAL U.S. GOVERNMENT AND AGENCIES
(Cost $135,906,786) — 35.1%		136,002,995

TOTAL INVESTMENTS
(Cost $486,632,596) — 125.5%.		486,220,491

Liabilities less other assets — (25.5)%		(98,706,782)

TOTAL NET ASSETS — 100.0%
(equivalent to $31.67 per share; unlimited shares
of $1.00 par value capital shares authorized;
11,871,480 shares outstanding for Institutional Class;
equivalent to $31.67 per share; unlimited shares of
$1.00 par value capital shares authorized;
365,703 shares outstanding for Class Y)		$387,513,709

LLC — Limited Liability Company

PLC — Public Limited Company

REMIC — Real Estate Mortgage Investment Conduit

[1]	Variable Rate Security (presented at the current rate as of December 31, 2011).

[2]	Callable.

[3]	144A Restricted Security.

[4]	Foreign security denominated in U.S. Dollars.

See accompanying Notes to Financial Statements.

46	SCOUT FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS

December 31, 2011 (Unaudited)

SWAP CONTRACTS

CREDIT DEFAULT SWAPS

			Rating of					Unrealized
		Buy/Sell(1)	Reference Entity	Pay/Receive	Fixed	Expiration	Notional	Appreciation
Counterparty	Reference Entity	Protection	(Moody’s/S&P)	Fixed Rate	Rate	Date	Value(2)	(Depreciation)
JP Morgan	Markit CDX North America High Yield Index Series 17	Sell	B2/B	Receive	5.00%	12/20/16	$28,596,400	$785,710

Goldman Sachs	Markit CDX North America High Yield Index Series 17	Sell	B2/B	Receive	5.00%	12/20/16	7,301,000	371,844

JP Morgan	Markit CDX North America Investment Grade Index Series 17	Sell	BAA1/BBB+	Receive	1.00%	12/20/16	27,050,000	294,716

JP Morgan	Markit CMBX AAA Index	Sell	Aaa/AAA	Receive	0.08%	12/13/49	4,080,000	132,664

Goldman Sachs	Markit CMBX AAA Index	Sell	Aaa/AAA	Receive	0.08%	12/13/49	7,930,000	223,023
TOTAL SWAP CONTRACTS								$1,807,957

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation of underlying securities comprising the referenced index.

(2)	The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

DECEMBER 31, 2011	47

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2011 (Unaudited)

(in thousands except per share data)

		International
	International	Discovery
	Fund	Fund

ASSETS:
Investment securities at cost	$6,275,488	$29,545
Investment securities at value	$6,967,454	$29,763
Cash	837	977
Cash held with broker for open futures contracts	—	—
Receivables:
Investments sold	—	—
Fund shares sold	8,163	7
Unrealized appreciation on open swap contracts	—	—
Variation margin	—	—
Dividends	16,117	94
Interest	2	—
Due from Advisor	—	83
Prepaid and other assets	115	19
Total assets	6,992,688	30,943
LIABILITIES:
Payables:
Investments purchased	3,322	—
Fund shares redeemed	16,794	118
Premiums received on open swap contracts	—	—
Unrealized depreciation on open futures contracts	—	—
Accrued investment advisory fees	641	—
Accrued administration and fund accounting fees	325	7
Accrued transfer agent and related service fees and expenses	179	3
Accrued custody fees	132	1
Accrued registration fees	87	1
Other accrued expenses	80	2
Total liabilities	21,560	132
NET ASSETS	$6,971,128	$30,811
NET ASSETS CONSIST OF:
Capital (capital stock and paid-in capital)	$6,793,659	$32,291
Accumulated:
Net investment income (loss)	(38,465)	(54)
Net realized loss on investments, foreign currency transactions, futures contracts and swap contracts	(476,030)	(1,643)
Net unrealized appreciation (depreciation) on:
Investments and translation of assets and liabilities in foreign currencies	691,964	217
Futures contracts	—	—
Swap contracts	—	—
NET ASSETS APPLICABLE TO OUTSTANDING SHARES	$6,971,128	$30,811
Capital Shares, $1.00 par value:
Authorized	Unlimited	Unlimited
SHARES ISSUED AND OUTSTANDING	249,213	3,659
NET ASSET VALUE PER SHARE	$27.97	$8.42

*Commenced operations on September 29, 2011.

See accompanying Notes to Financial Statements.

48	SCOUT FUNDS SEMI-ANNUAL REPORT

				Unconstrained
Global Equity	Stock	Mid Cap	Small Cap	Bond
Fund	Fund	Fund	Fund	Fund*

$5,014	$74,887	$740,412	$219,980	$10,333
$4,861	$90,367	$775,825	$249,071	$10,486
129	487	16,475	81	4,997
—	—	—	—	163

23	—	3,804	190	—
1	34	9,101	118	130
—	—	—	—	135
—	—	—	—	9
10	143	2,474	153	—
—	—	—	—	146
3	—	—	—	—
24	17	107	35	18
5,051	91,048	807,786	249,648	16,084

27	—	2,759	—	516
—	325	—	345	1
—	—	—	—	654
—	—	—	—	21
—	11	82	19	—
7	8	49	21	4
6	6	—	6	10
2	2	2	1	3
1	1	17	—	—
7	1	—	—	6
50	354	2,909	392	1,215
$5,001	$90,694	$804,877	$249,256	$14,869

$5,626	$84,429	$816,362	$326,507	$14,873

(3)	427	555	20	(256)

(469)	(9,642)	(47,453)	(106,362)	(15)

(153)	15,480	35,413	29,091	153
—	—	—	—	(21)
—	—	—	—	135
$5,001	$90,694	$804,877	$249,256	$14,869

Unlimited	Unlimited	Unlimited	Unlimited	Unlimited
563	7,225	63,267	16,837	1,480
$8.88	$12.55	$12.72	$14.80	$10.05

DECEMBER 31, 2011	49

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2011 (Unaudited)

(in thousands except per share data)

		Core
	Core Bond	Plus Bond
	Fund	Fund

ASSETS:
Investment securities at cost	$163,612	$486,633
Investment securities at value	$164,603	$486,221
Cash	8,668	1,254
Cash pledged as collateral for open swap contracts	—	3,870
Receivables:
Investments sold	39,669	122,891
Fund shares sold	96	379
Unrealized appreciation on open swap contracts	101	1,808
Interest	614	2,248
Prepaid and other assets	37	69
Total assets	213,788	618,740
LIABILITIES:
Payables:
Investments purchased	77,021	224,626
Fund shares redeemed	235	337
Premiums received on open swap contracts	183	5,694
Dividends	9	506
Accrued investment advisory fees	2	13
Accrued administration and fund accounting fees	9	18
Accrued transfer agent fees and expenses	6	7
Accrued custody fees	—	1
Accrued registration fees	1	—
Accrued distribution fees	—	8
Accrued shareholder servicing fees	—	11
Other accrued expenses	3	5
Total liabilities	77,469	231,226
NET ASSETS	$136,319	$387,514
NET ASSETS CONSIST OF:
Capital (capital stock and paid-in capital)	$136,382	$385,904
Accumulated:
Net investment loss	(141)	(2,787)
Net realized gain (loss) on investments and swap contracts	(1,014)	3,001
Net unrealized appreciation (depreciation) on:
Investments	991	(412)
Swap contracts	101	1,808
NET ASSETS APPLICABLE TO OUTSTANDING SHARES	$136,319	$387,514
Capital Shares, $1.00 par value:
Authorized	Unlimited	Unlimited
Shares issued and outstanding:
Institutional Class	11,974	11,871
Class Y	58	366
TOTAL SHARES ISSUED AND OUTSTANDING	12,032	12,237
NET ASSET VALUE PER SHARE — INSTITUTIONAL CLASS	$11.33	$31.67
NET ASSET VALUE PER SHARE — CLASS Y	$11.33	$31.67

See accompanying Notes to Financial Statements.

50	SCOUT FUNDS SEMI-ANNUAL REPORT

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DECEMBER 31, 2011	51

STATEMENTS OF OPERATIONS

For the Period Ended December 31, 2011 (Unaudited)

(in thousands)

		International
	International	Discovery
	Fund	Fund

INVESTMENT INCOME:
Dividend income	$58,956 (1)	$229 (1)
Interest income	20	—
Total investment income	58,976	229
EXPENSES:
Investment advisory fees	26,364	168
Administration and fund accounting fees	2,017	40
Transfer agent and/or related service fees and expenses	5,587	34
Custody fees	857	8
Professional fees	89	15
Federal and state registration fees	117	11
Reports to shareholders	606	5
Insurance fees	35	—
Directors’ fees	107	1
Distribution fees	—	—
Shareholder servicing fees	—	—
Other expenses	50	14
Total expenses before waiver	35,829	296
Waiver of fees and/or expenses	—	(13)
Net expenses	35,829	283
Net investment income (loss)	23,147	(54)
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FOREIGN CURRENCY TRANSACTIONS, FUTURES CONTRACTS AND SWAP CONTRACTS:
Net realized gain (loss) on:
Investments	(126,631)	(86)
Foreign currency transactions	(79)	(10)
Futures contracts	—	—
Swap contracts	—	—
Net increase (decrease) in unrealized appreciation/depreciation on:
Investments and translation of assets and liabilities in foreign currencies	(1,274,027)	(7,077)
Futures contracts	—	—
Swap contracts	—	—
Net realized and unrealized gain (loss) on investments, foreign currency transactions, futures contracts and swap contracts	(1,400,737)	(7,173)
Net increase (decrease) in net assets resulting from operations	$(1,377,590)	$(7,227)

(1) Net of foreign tax withholding of (in thousands) $4,386, $27, $2, $7 and $10, respectively.

* Commenced operations on September 29, 2011.

See accompanying Notes to Financial Statements.

52	SCOUT FUNDS SEMI-ANNUAL REPORT

				Unconstrained		Core
Global Equity	Stock	Mid Cap	Small Cap	Bond	Core Bond	Plus Bond
Fund	Fund	Fund	Fund	Fund*	Fund	Fund

$39 (1)	$865 (1)	$6,576 (1)	$1,455	$—	$—	$—
—	—	—	—	97	1,462	5,198
39	865	6,576	1,455	97	1,462	5,198

20	292	2,771	994	17	267	773
38	49	267	131	13	51	106
21	77	342	226	14	38	30
14	5	26	5	4	12	19
8	16	17	29	6	15	24
9	14	59	14	7	25	53
3	8	33	14	1	7	14
—	1	1	2	—	1	2
—	2	7	4	—	3	6
—	—	—	—	—	—	8
—	—	—	—	—	—	5
10	5	6	7	6	17	18
123	469	3,529	1,426	68	436	1,058
(88)	(31)	—	—	(40)	(168)	(272)
35	438	3,529	1,426	28	268	786
4	427	3,047	29	69	1,194	4,412

(470)	(2,125)	(45,624)	(3,337)	32	4,168	12,482
1	—	—	—	—	—	—
—	—	—	—	40	—	—
—	—	—	—	132	14	(399)

(153)	(6,715)	(14,911)	(34,409)	153	774	478
—	—	—	—	(21)	—	—
—	—	—	—	135	101	1,584
(622)	(8,840)	(60,535)	(37,746)	471	5,057	14,145
$(618)	$(8,413)	$(57,488)	$(37,717)	$540	$6,251	$18,557

DECEMBER 31, 2011	53

STATEMENTS OF CHANGES IN NET ASSETS
(in thousands)

	International Fund		International Discovery Fund
	Six Months Ended		Six Months Ended
	December 31, 2011	Year Ended	December 31, 2011	Year Ended
	(Unaudited)	June 30, 2011	(Unaudited)	June 30, 2011

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$23,147	$108,574	$(54)	$152
Net realized gain (loss) on investments, foreign currency transactions, futures contracts and swap contracts	(126,710)	31,407	(96)	637
Net increase (decrease) in unrealized appreciation/depreciation on investments and translation of assets and liabilities in foreign currencies, futures contracts and swap contracts	(1,274,027)	1,654,287	(7,077)	7,485
Net increase (decrease) in net assets resulting from operations	(1,377,590)	1,794,268	(7,227)	8,274
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(62,347)	(110,318)	(6)	(137)
Net realized gain on securities	—	—	—	—
Total distributions to shareholders	(62,347)	(110,318)	(6)	(137)
CAPITAL SHARE TRANSACTIONS:
Shares sold	884,392	2,493,391	4,865	16,828
Shares issued for reinvestment of distributions	59,420	106,178	4	99
Redemption fees	196	244	1	2
Shares redeemed	(973,185)	(1,176,087)	(7,444)	(7,652)
Net increase (decrease) from capital share transactions	(29,177)	1,423,726	(2,574)	9,277
Net increase (decrease) in net assets	(1,469,114)	3,107,676	(9,807)	17,414
NET ASSETS:
Beginning of period	8,440,242	5,332,566	40,618	23,204
End of period	$6,971,128	$8,440,242	$30,811	$40,618
Accumulated net investment income (loss)	(38,465)	735	(54)	6
TRANSACTIONS IN SHARES:
Shares sold	30,312	78,395	526	1,755
Shares reinvested	2,197	3,330	1	10
Shares redeemed	(33,775)	(37,028)	(833)	(797)
Net increase (decrease)	(1,266)	44,697	(306)	968

(1)	Includes (in thousands) $8,095 and 627 shares from the Scout TrendStar Small Cap Fund as part of the merger resulting from the reorganization of the Scout TrendStar Small Cap Fund into the Scout Small Cap Fund effective after the close of business on September 30, 2011. See Note 3 to the accompanying Notes to Financial Statements.

* Commenced Operations on September 29, 2011.

See accompanying Notes to Financial Statements.

54	SCOUT FUNDS SEMI-ANNUAL REPORT

Global Equity							Unconstrained
Fund	Stock Fund		Mid Cap Fund		Small Cap Fund		Bond Fund
Six Months Ended	Six Months Ended		Six Months Ended		Six Months Ended		Period Ended
December 31, 2011	December 31, 2011	Year Ended	December 31, 2011	Year Ended	December 31, 2011	Year Ended	December 31, 2011*
(Unaudited)	(Unaudited)	June 30, 2011	(Unaudited)	June 30, 2011	(Unaudited)	June 30, 2011	(Unaudited)

$4	$427	$1,157	$3,047	$2,090	$29	$(749)	$69

(469)	(2,125)	7,988	(45,624)	38,035	(3,337)	55,303	204

(153)	(6,715)	19,263	(14,911)	54,710	(34,409)	64,699	267
(618)	(8,413)	28,408	(57,488)	94,835	(37,717)	119,253	540

(7)	(47)	(1,112)	(2,513)	(1,894)	—	—	(325)
—	—	—	(33,779)	(11,230)	—	—	(219)
(7)	(47)	(1,112)	(36,292)	(13,124)	—	—	(544)

712	4,824	22,659	523,570	345,450	14,053 (1)	31,166	14,786
6	44	1,030	30,588	10,364	—	—	538
—	—	1	216	73	5	21	—
(92)	(17,362)	(39,425)	(173,796)	(75,191)	(43,678)	(212,764)	(451)
626	(12,494)	(15,735)	380,578	280,696	(29,620)	(181,577)	14,873
1	(20,954)	11,561	286,798	362,407	(67,337)	(62,324)	14,869

5,000	111,648	100,087	518,079	155,672	316,593	378,917	—
$5,001	$90,694	$111,648	$804,877	$518,079	$249,256	$316,593	$14,869
(3)	427	47	555	21	20	—	(256)

73	385	1,813	38,621	25,132	1,029 (1)	2,106	1,471
1	3	79	2,479	774	—	—	53
(11)	(1,395)	(3,091)	(13,113)	(5,615)	(2,951)	(14,757)	(44)
63	(1,007)	(1,199)	27,987	20,291	(1,922)	(12,651)	1,480

DECEMBER 31, 2011	55

STATEMENTS OF CHANGES IN NET ASSETS

(in thousands)

	Core Bond Fund		Core Bond Plus Fund
	Six Months Ended		Six Months Ended
	December 31, 2011	Year Ended	December 31, 2011	Year Ended
	(Unaudited)	June 30, 2011	(Unaudited)	June 30, 2011

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$1,194	$1,883	$4,412	$14,284
Net realized gain on investments and swap contracts	4,182	4,083	12,083	18,098
Net increase (decrease) in unrealized appreciation/depreciation on investments and swap contracts	875	(1,581)	2,062	(8,129)
Net increase in net assets resulting from operations	6,251	4,385	18,557	24,253
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Institutional Class	(1,333)	(2,112)	(6,825)	(16,972)
Class Y	(3)	(2)	(150)	(382)
Net realized gain on securities
Institutional Class	(4,432)	—	(14,683)	(15,331)
Class Y	(18)	—	(384)	(584)
Total distributions to shareholders	(5,786)	(2,114)	(22,042)	(33,269)
CAPITAL SHARE TRANSACTIONS:
Institutional Class
Shares sold	19,475	120,140 (1)	27,346	134,183
Shares issued for reinvestment of distributions	5,267	1,835	18,971	26,353
Shares redeemed	(33,279)	(46,414)	(64,695)	(168,953)
Net increase (decrease) from capital share transactions	(8,537)	75,561	(18,378)	(8,417)
Class Y
Shares sold	620	2,892	9,946	14,094
Shares issued for reinvestment of distributions	21	2	503	940
Shares redeemed	(2,882)	(12)	(5,170)	(11,942)
Net increase (decrease) from capital share transactions	(2,241)	2,882	5,279	3,092
Net increase (decrease) from capital share transactions	(10,778)	78,443	(13,099)	(5,325)
Net increase (decrease) in net assets	(10,313)	80,714	(16,584)	(14,341)
NET ASSETS:
Beginning of period	146,632	65,918	404,098	418,439
End of period	$136,319	$146,632	$387,514	$404,098
Accumulated net investment income (loss)	(141)	1	(2,787)	(224)
TRANSACTIONS IN SHARES:
Institutional Class
Shares sold	1,691	10,913 (1)	844	4,113
Shares reinvested	464	159	597	835
Shares redeemed	(2,895)	(4,050)	(2,004)	(5,184)
Net increase (decrease)	(740)	7,022	(563)	(236)
Class Y
Shares sold	54	256	307	427
Shares reinvested	2	—	16	30
Shares redeemed	(253)	(1)	(161)	(379)
Net increase (decrease)	(197)	255	162	78
Net increase (decrease)	(937)	7,277	(401)	(158)

(1)	Includes (in thousands) $97,656 and 8,969 shares retained from the Scout Core Bond Fund as part of the merger resulting from the reorganization of the Frontegra Columbus Core Fund into the Scout Core Bond Fund effective after the close of business on April 21, 2011. See Note 3 in the accompanying Notes to Financial Statements.

See accompanying Notes to Financial Statements.

56	SCOUT FUNDS SEMI-ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout each period.

SCOUT INTERNATIONAL FUND (Formerly known as the UMB Scout WorldWide Fund)*
	For the Six Months Ended
	December 31, 2011		For the Years Ended June 30,
	(Unaudited)		2011	2010	2009	2008	2007

Net asset value, beginning of period	$33.70		$25.91	$23.13	$34.71	$36.35	$29.80

Income from investment operations:
Net investment income	0.09		0.46	0.33	0.34	0.43	0.48
Net realized and unrealized gain (loss) on securities	(5.57)		7.80	2.79	(10.59)	(1.02)	7.82

Total from investment operations	(5.48)		8.26	3.12	(10.25)	(0.59)	8.30

Distributions from:
Net investment income	(0.25)		(0.47)	(0.34)	(0.35)	(0.45)	(0.45)
Net realized gain on securities	—		—	—	(0.98)	(0.60)	(1.30)

Total distributions	(0.25)		(0.47)	(0.34)	(1.33)	(1.05)	(1.75)
Net asset value, end of period	$27.97		$33.70	$25.91	$23.13	$34.71	$36.35
Total return	(16.23	)%(a)	32.00%	13.41%	(29.17)%	(1.71)%	28.47%

Ratios/Supplemental Data
Net assets, end of period (in millions)	$6,971		$8,440	$5,333	$3,423	$4,044	$3,405
Ratio of expenses to average net assets	0.97	%(b)	0.94%	0.97%	1.02%	0.96%	0.97%
Ratio of net investment income to average net assets	0.63	%(b)	1.50%	1.35%	1.56%	1.32%	1.50%
Portfolio turnover rate	9	%(a)	13%	12%	16%	17%	19%

*	Effective date of name change: October 31, 2006.
(a)	Not annualized.
(b)	Annualized.

SCOUT INTERNATIONAL DISCOVERY FUND (Fund Inception December 31, 2007)

	For the Six Months Ended					For the Period
	December 31, 2011		For the Years Ended June 30,			Ended June 30,
	(Unaudited)		2011	2010	2009	2008

Net asset value, beginning of period	$10.25		$7.74	$6.95	$9.73	$10.00

Income from investment operations:
Net investment income (loss)	(0.02)		0.04	0.02	0.05	0.06
Net realized and unrealized gain (loss) on securities	(1.81)		2.51	0.80	(2.69)	(0.27)

Total from investment operations	(1.83)		2.55	0.82	(2.64)	(0.21)

Distributions from:
Net investment income	—	(a)	(0.04)	(0.03)	(0.05)	(0.06)
Net realized gain on securities	—		—	—	(0.09)	—

Total distributions	—	(a)	(0.04)	(0.03)	(0.14)	(0.06)
Net asset value, end of period	$8.42		$10.25	$7.74	$6.95	$9.73
Total return	(17.84	)%(b)	32.91%	11.77%	(26.99)%	(2.09	)%(b)

Ratios/Supplemental Data
Net assets, end of period (in millions)	$31		$41	$23	$15	$12
Ratio of expenses to average net assets:
Net of waivers	1.60	%(c)	1.60%	1.60%	1.60%	1.60	%(c)
Before waivers	1.67	%(c)	1.68%	1.93%	3.27%	3.35	%(c)
Ratio of net investment income (loss) to average net assets:
Net of waivers	(0.30	)%(c)	0.46%	0.26%	0.94%	1.98	%(c)
Before waivers	(0.37	)%(c)	0.38%	(0.07)%	(0.73)%	0.23	%(c)
Portfolio turnover rate	22	%(b)	26%	26%	15%	12	%(b)

(a)	Resulted in less than $0.005 per share.
(b)	Not annualized.
(c)	Annualized.

See accompanying Notes to Financial Statements.

DECEMBER 31, 2011	57

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout each period.

SCOUT GLOBAL EQUITY FUND (Fund Inception June 30, 2011)
	For the Six Months Ended
	December 31, 2011
	(Unaudited)

Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment income	0.01
Net realized and unrealized loss on securities	(1.12)

Total from investment operations	(1.11)

Distributions from:
Net investment income	(0.01)

Net asset value, end of period	$8.88
Total return	(11.08	)%(a)

Ratios/Supplemental Data
Net assets, end of period (in millions)	$5
Ratio of expenses to average net assets:
Net of waivers	1.40	%(b)
Before waivers	4.89	%(b)
Ratio of net investment income (loss) to average net assets:
Net of waivers	0.16	%(b)
Before waivers	(3.33	)%(b)
Portfolio turnover rate	71	%(a)

(a)	Not Annualized.
(b)	Annualized.

SCOUT STOCK FUND
	For the Six Months Ended
	December 31, 2011		For the Years Ended June 30,
	(Unaudited)		2011	2010	2009	2008	2007

Net asset value, beginning of period	$13.56		$10.61	$9.96	$12.98	$15.23	$15.09

Income from investment operations:
Net investment income	0.06		0.14	0.10	0.11	0.16	0.17
Net realized and unrealized gain (loss) on securities	(1.06)		2.95	0.65	(2.88)	(0.50)	1.78

Total from investment operations	(1.00)		3.09	0.75	(2.77)	(0.34)	1.95

Distributions from:
Net investment income	(0.01)		(0.14)	(0.10)	(0.11)	(0.15)	(0.17)
Net realized gain on securities	—		—	—	(0.14)	(1.76)	(1.64)

Total distributions	(0.01)		(0.14)	(0.10)	(0.25)	(1.91)	(1.81)
Net asset value, end of period	$12.55		$13.56	$10.61	$9.96	$12.98	$15.23
Total return	(7.40	)%(a)	29.13%	7.50%	(21.34)%	(3.14)%	13.52%

Ratios/Supplemental Data
Net assets, end of period (in millions)	$91		$112	$100	$105	$90	$93
Ratio of expenses to average net assets:
Net of waivers and reimbursements	0.90	%(b)	0.90%	0.90%	0.90%	0.90%	0.90%
Before waivers and reimbursements	0.96	%(b)	0.93%	0.96%	0.94%	0.93%	0.88%
Ratio of net investment income to average net assets:
Net of waivers and reimbursements	0.88	%(b)	1.02%	0.86%	1.13%	1.08%	1.11%
Before waivers and reimbursements	0.82	%(b)	0.99%	0.80%	1.09%	1.05%	1.13%
Portfolio turnover rate	56	%(a)	74%	69%	46%	77%	71%

(a)	Not Annualized.
(b)	Annualized.

See accompanying Notes to Financial Statements.

58	SCOUT FUNDS SEMI-ANNUAL REPORT

FINANCIAL HIGHLIGHTS
Per share income and capital changes for a share outstanding throughout each period.

SCOUT MID CAP FUND (Fund Inception October 31, 2006)

	For the Six Months Ended						For the Period
	December 31, 2011		For the Years Ended June 30,				Ended June 30,
	(Unaudited)		2011	2010	2009	2008	2007

Net asset value, beginning of period	$14.68		$10.39	$8.30	$11.28	$12.01	$10.00

Income from investment operations:
Net investment income	0.05		0.07	0.04	0.02	—	0.01
Net realized and unrealized gain (loss) on securities	(1.39)		4.88	2.09	(2.98)	0.17	2.01

Total from investment operations	(1.34)		4.95	2.13	(2.96)	0.17	2.02

Distributions from:
Net investment income	(0.04)		(0.06)	(0.04)	(0.02)	—	(0.01)
Tax return of capital	—		—	—	—	(0.07)	—
Net realized gain on securities	(0.58)		(0.60)	—	—	(0.83)	—

Total distributions	(0.62)		(0.66)	(0.04)	(0.02)	(0.90)	(0.01)
Net asset value, end of period	$12.72		$14.68	$10.39	$8.30	$11.28	$12.01
Total return	(8.99	)%(a)	48.34%	25.61%	(26.27)%	1.39%	20.26	%(a)

Ratios/Supplemental Data
Net assets, end of period (in millions)	$805		$518	$156	$56	$44	$30
Ratio of expenses to average net assets:
Net of waivers and reimbursements	1.02	%(b)	1.04%	1.13%	1.40%	1.40%	1.40	%(b)
Before waivers and reimbursements	1.02	%(b)	1.04%	1.10%	1.39%	1.31%	1.93	%(b)
Ratio of net investment income to average net assets:
Net of waivers and reimbursements	0.88	%(b)	0.71%	0.40%	0.35%	(0.49)%	(0.06	)%(b)
Before waivers and reimbursements	0.88	%(b)	0.71%	0.43%	0.36%	(0.40)%	(0.59	)%(b)
Portfolio turnover rate	99	%(a)	195%	184%	360%	415%	234	%(a)

(a)	Not annualized.
(b)	Annualized.

SCOUT SMALL CAP FUND

	For the Six Months Ended
	December 31, 2011		For the Years Ended June 30,
	(Unaudited)		2011	2010	2009	2008	2007

Net asset value, beginning of period	$16.88		$12.06	$10.98	$16.11	$18.91	$17.40

Income from investment operations:
Net investment loss	—		(0.04)	(0.06)	(0.04)	—	—
Net realized and unrealized gain (loss) on securities	(2.08)		4.86	1.14	(5.09)	(1.40)	2.45

Total from investment operations	(2.08)		4.82	1.08	(5.13)	(1.40)	2.45

Distributions from:
Net realized gain on securities	—		—	—	—	(1.40)	(0.94)

Net asset value, end of period	$14.80		$16.88	$12.06	$10.98	$16.11	$18.91
Total return	(12.32	)%(a)	39.97%	9.84%	(31.84)%	(7.90)%	14.70%

Ratios/Supplemental Data
Net assets, end of period (in millions)	$249		$317	$379	$476	$674	$719
Ratio of expenses to average net assets	1.07	%(b)	1.03%	1.06%	1.08%	1.01%	1.02%
Ratio of net investment income (loss) to average net assets	0.02	%(b)	(0.21)%	(0.41)%	(0.36)%	(0.45)%	(0.13)%
Portfolio turnover rate	22	%(a)	63%	358%	327%	226%	207%

(a)	Not Annualized.
(b)	Annualized.

See accompanying Notes to Financial Statements.

DECEMBER 31, 2011	59

FINANCIAL HIGHLIGHTS
Per share income and capital changes for a share outstanding throughout each period.

SCOUT UNCONSTRAINED BOND FUND (Fund Inception September 29, 2011)

	For the Period Ended
	December 31, 2011
	(Unaudited)

Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment income	0.06
Net realized and unrealized gain on securities	0.40

Total from investment operations	0.46

Distributions from:
Net investment income	(0.23)
Net realized gain on securities	(0.18)

Total distributions	(0.41)
Net asset value, end of period	$10.05
Total return	4.66	%(a)

Ratios/Supplemental Data
Net assets, end of period (in millions)	$15
Ratio of expenses to average net assets:
Net of waivers	0.99	%(b)
Before waivers	2.39	%(b)
Ratio of net investment income to average net assets:
Net of waivers	2.41	%(b)
Before waivers	1.01	%(b)
Portfolio turnover rate	8	%(a)

(a)   Not Annualized.

(b)   Annualized.

See accompanying Notes to Financial Statements.

60	SCOUT FUNDS SEMI-ANNUAL REPORT

FINANCIAL HIGHLIGHTS
Per share income and capital changes for a share outstanding throughout each period.

SCOUT CORE BOND FUND — INSTITUTIONAL CLASS*

	For the Six Months Ended
	December 31, 2011		For the Years Ended June 30,
	(Unaudited)		2011	2010(a)	2009(a)	2008(a)	2007(a)

Net asset value, beginning of period	$11.31		$11.09	$9.94	$9.86	$9.56	$9.44

Income from investment operations:
Net investment income	0.10		0.25	0.38 (b)	0.69	0.46	0.46
Net realized and unrealized gain on securities	0.42		0.26	1.15	0.08	0.29	0.12

Total from investment operations	0.52		0.51	1.53	0.77	0.75	0.58

Distributions from:
Net investment income	(0.11)		(0.29)	(0.38)	(0.69)	(0.45)	(0.46)
Net realized gain on securities	(0.39)		—	—	—	—	—

Total distributions	(0.50)		(0.29)	(0.38)	(0.69)	(0.45)	(0.46)
Net asset value, end of period	$11.33		$11.31	$11.09	$9.94	$9.86	$9.56
Total return	4.67	%(c)	4.54%	15.60%	8.64%	7.89%	6.26%

Ratios/Supplemental Data
Net assets, end of period (in millions)	$135		$144	$66	$51	$100	$91
Ratio of expenses to average net assets:
Net of waivers	0.40	%(d)	0.38%	0.35%	0.35%	0.30%	0.20%
Before waivers	0.65	%(d)	0.64%	0.72%	0.69%	0.66%	0.66%
Ratio of net investment income to average net assets:
Net of waivers	1.79	%(d)	2.09%	3.60%	6.72%	4.65%	4.77%
Before waivers	1.54	%(d)	1.83%	3.23%	6.38%	4.29%	4.31%
Portfolio turnover rate	338	%(c)	564%	1,063%	414%	965%	980%

*	Financial information from inception through April 21, 2011 is for Frontegra Columbus Core Fund, which was reorganized into the Scout Funds family as the Scout Core Bond Fund – Institutional Class after the close of business on April 21, 2011.
(a)	In connection with the reorganization of the Frontegra Columbus Core Fund into the Scout Core Bond Fund — Institutional Class, a conversion factor of 1.04 was applied to the June 30, 2010 through June 30, 2007 per share amounts to properly reflect the historical performance of the Fund. See Note 3 in the accompanying Notes to Financial Statements.
(b)	Per share net investment income has been calculated using the daily average share method.
(c)	Not annualized.
(d)	Annualized.

SCOUT CORE BOND FUND — CLASS Y (Class Inception April 21, 2011)

	For the Six Months Ended		For the Period
	December 31, 2011		Ended June 30,
	(Unaudited)		2011

Net asset value, beginning of period	$11.30		$11.19

Income from investment operations:
Net investment income	0.09		0.04
Net realized and unrealized gain on securities	0.42		0.11

Total from investment operations	0.51		0.15

Distributions from:
Net investment income	(0.09)		(0.04)
Net realized gain on securities	(0.39)		—

Total distributions	(0.48)		(0.04)
Net asset value, end of period	$11.33		$11.30
Total return	4.55	%(a)	1.33	%(a)

Ratios/Supplemental Data
Net assets, end of period (in millions)	$1		$3
Ratio of expenses to average net assets:
Net of waivers	0.77	%(b)	0.80	%(b)
Before waivers	1.02	%(b)	0.96	%(b)
Ratio of net investment income to average net assets:
Net of waivers	1.42	%(b)	1.25	%(b)
Before waivers	1.17	%(b)	1.09	%(b)
Portfolio turnover rate	338	%(a)	564	%(a)

(a)   Not annualized.

(b)   Annualized.

See accompanying Notes to Financial Statements.

DECEMBER 31, 2011	61

FINANCIAL HIGHLIGHTS
Per share income and capital changes for a share outstanding throughout each period.

SCOUT CORE PLUS BOND FUND — INSTITUTIONAL CLASS*

	For the Six Months Ended
	December 31, 2011		For the Years Ended June 30,
	(Unaudited)		2011	2010	2009	2008	2007

Net asset value, beginning of period	$31.97		$32.70	$30.40	$30.73	$30.40	$29.72

Income from investment operations:
Net investment income	0.37		1.08	1.84	2.50	1.48	1.54
Net realized and unrealized gain on securities	1.20		0.73	3.80	0.16	0.61	0.68

Total from investment operations	1.57		1.81	5.64	2.66	2.09	2.22

Distributions from:
Net investment income	(0.58)		(1.31)	(1.90)	(2.33)	(1.49)	(1.54)
Net realized gain on securities	(1.29)		(1.23)	(1.44)	(0.66)	(0.27)	—

Total distributions	(1.87)		(2.54)	(3.34)	(2.99)	(1.76)	(1.54)
Net asset value, end of period	$31.67		$31.97	$32.70	$30.40	$30.73	$30.40
Total return	4.98	%(a)	5.80%	19.12%	10.52%	6.92%	7.52%

Ratios/Supplemental Data
Net assets, end of period (in millions)	$376		$398	$414	$397	$434	$277
Ratio of expenses to average net assets:
Net of waivers	0.40	%(b)	0.38%	0.35%	0.35%	0.30%	0.20%
Before waivers	0.54	%(b)	0.50%	0.49%	0.49%	0.49%	0.50%
Ratio of net investment income to average net assets:
Net of waivers	2.29	%(b)	3.34%	5.49%	8.82%	4.87%	4.95%
Before waivers	2.15	%(b)	3.22%	5.35%	8.68%	4.68%	4.65%
Portfolio turnover rate	349	%(a)	623%	1,006%	424%	1,093%	978%

*	Financial information from inception through April 21, 2011 is for the Frontegra Columbus Core Plus Fund – Institutional Class, which was reorganized into the Scout Funds Family as the Scout Core Plus Bond Fund – Institutional Class after the close of business on April 21, 2011.
(a)	Not annualized.
(b)	Annualized

.

SCOUT CORE PLUS BOND FUND — CLASS Y (Class Inception November 12, 2009)*

	For the Six Months Ended		For the Year	For the Period
	December 31, 2011		Ended June 30,	Ended June 30,
	(Unaudited)		2011	2010

Net asset value, beginning of period	$31.98		$32.69	$33.08

Income from investment operations:
Net investment income	0.32		0.59	0.98
Net realized and unrealized gain on securities	1.18		1.10	1.30

Total from investment operations	1.50		1.69	2.28

Distributions from:
Net investment income	(0.52)		(1.17)	(1.23)
Net realized gain on securities	(1.29)		(1.23)	(1.44)

Total distributions	(1.81)		(2.40)	(2.67)
Net asset value, end of period	$31.67		$31.98	$32.69
Total return	4.76	%(a)	5.41%	7.33	%(a)

Ratios/Supplemental Data
Net assets, end of period (in millions)	$12		$6	$4
Ratio of expenses to average net assets:
Net of waivers	0.74	%(b)	0.78%	0.75	%(b)
Before waivers	0.88	%(b)	0.90%	0.89	%(b)
Ratio of net investment income to average net assets:
Net of waivers	1.95	%(b)	2.90%	4.12	%(b)
Before waivers	1.81	%(b)	2.78%	3.98	%(b)
Portfolio turnover rate	349	%(a)	623%	1,006	%(a)

*	Financial information from inception through April 21, 2011 is for the Frontegra Columbus Core Plus Fund — Class Y, which was reorganized into the Scout Funds Family as the Scout Core Plus Bond Fund — Class Y after the close of business on April 21, 2011.
(a)	Not annualized.
(b)	Annualized.

See accompanying Notes to Financial Statements.

62	SCOUT FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS
December 31, 2011 (Unaudited)

1.	ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Scout Funds, a Delaware statutory trust (the “Trust”), is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust currently consists of the following nine diversified portfolios: Scout International Fund (“International” or “International Fund”), Scout International Discovery Fund (“International Discovery” or “International Discovery Fund”), Scout Global Equity Fund (“Global Equity” or “Global Equity Fund”), Scout Stock Fund (“Stock” or “Stock Fund”), Scout Mid Cap Fund (“Mid Cap” or “Mid Cap Fund”), Scout Small Cap Fund (“Small Cap” or “Small Cap Fund”), Scout Unconstrained Bond Fund (“Unconstrained Bond” or “Unconstrained Bond Fund”), Scout Core Bond Fund (“Core Bond” or “Core Bond Fund”) and Scout Core Plus Bond Fund (“Core Plus Bond” or “Core Plus Bond Fund”) (individually referred to as a “Fund,” or collectively as the “Funds”). Prior to October 31, 2006, the International Fund was known as the UMB Scout WorldWide Fund. Prior to July 1, 2009, the Trust was known as UMB Scout Funds. Prior to March 11, 2011, the Core Bond Fund was known as the Scout Bond Fund. After the close of business on April 21, 2011, the Frontegra Columbus Core Fund series of Frontegra Funds Trust, Inc. was reorganized into the Core Bond Fund. For financial statement purposes, the Frontegra Columbus Core Fund is considered the accounting survivor of the reorganization and accordingly, certain financial history of the predecessor fund is included in these financial statements. Also after the close of business on April 21, 2011, the Frontegra Columbus Core Plus Fund series of Frontegra Funds Trust, Inc. was reorganized into the Core Plus Bond Fund which is the successor to the Frontegra Columbus Core Plus Fund. The Core Plus Bond Fund, which was created for purposes of the reorganization and was not operational until the reorganization transaction was completed. For financial statement purposes, the Frontegra Columbus Core Plus Fund is considered the accounting survivor of the reorganization and accordingly, certain financial history of the predecessor fund is included in these financial statements. After the close of business on September 30, 2011, the Scout TrendStar Small Cap Fund was reorganized into the Small Cap Fund. For financial statement purposes, the Small Cap Fund is considered the accounting survivor of the reorganization.

The Funds’ investment objectives are as follows:

Fund	Investment Objective
International	Long-term growth of capital and income
International Discovery	Long-term growth of capital
Global Equity	Long-term growth of capital
Stock	Long-term growth of capital and income
Mid Cap	Long-term growth of capital
Small Cap	Long-term growth of capital
Unconstrained Bond Fund	Maximize total return consistent with the
preservation of capital
Core Bond	High level of total return consistent with the
preservation of capital
Core Plus Bond	High level of total return consistent with the
preservation of capital

These financial statements have not been audited. Management believes that these financial statements include all adjustments (which, unless otherwise noted, include only normal recurring adjustments) necessary for a fair presentation of the financial results for each period shown.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a)	Security Valuations — Each security listed on an exchange, except Nasdaq National Market® and Nasdaq SmallCap® securities, is valued at its last sales price on that exchange. Where the security is listed on more than one exchange, a Fund will use the price of that exchange which it generally considers to be the principal exchange on which the security is traded. If there are no sales, the security is valued at the mean between the last current bid and asked prices. Nasdaq National Market® and Nasdaq SmallCap® securities are valued at the Nasdaq Official Closing Price. An unlisted security for which over-the-counter market quotations are readily available is valued at the mean between the last current bid and asked prices. Debt securities (other than short-term instruments maturing within 60 days), including listed issues, are valued at market on the basis of valuations furnished by an independent pricing service which utilizes both dealer-supplied valuations and formula-based techniques, or, if there is no sale price on that day, by using an evaluated bid price provided by the independent pricing service. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value. If amortized cost of a fund holding deviates significantly from fair value, the holding will be recorded at fair value.

If the market price of a portfolio security is not readily available, or the valuation methods mentioned above do not reflect the security’s fair value, such security is valued at its fair value in accordance with procedures adopted by the Board of Trustees. In addition, the Funds’ advisor will value a security at fair value when significant events that materially affect the security’s price occur after the last available market price and before the Fund calculates its net asset value (“NAV”). The fair value of securities is determined in good faith by taking into account all appropriate factors relevant to the value of the security. Securities held in the International, International Discovery and Global Equity Funds may be listed on foreign exchanges that do not value their listed securities at the same time that the Fund calculates its NAV. These Funds may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. On December 31, 2011, no securities within the International, International Discovery and Global Equity Funds were fair valued.

Security transactions are recorded on the trade date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income and distributions to shareholders are recorded on ex-dividend dates. Realized gains and losses on investments and unrealized appreciation and depreciation of investments are reported on the identified cost basis, which is also used for income tax purposes.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad levels as described below:

• Level 1 —	quoted prices in active markets for identical securities;

• Level 2 —	other significant observable inputs (including quoted prices for similar investments, interest rates, benchmark yields, bids, offers, transactions, spreads and other relationships observed in the markets among market securities, underlying equity of the issuer, proprietary pricing models, credit risk, etc.); or

• Level 3 —	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. Amortized cost approximates the current market value of a holding, but since the value is not obtained from a quoted price in an active market, such holdings are reflected as Level 2.

(Continued on next page)

DECEMBER 31, 2011	63

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2011

The following is a summary of the inputs used, as of December 31, 2011, in valuing the Funds’ assets:

International:
Security Type/Sector	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$725,242,844	$67,173,190	$—	$792,416,034
Consumer Staples	826,170,566	—	—	826,170,566
Energy	774,920,583	—	—	774,920,583
Financials	1,137,936,472	—	—	1,137,936,472
Health Care	700,273,282	—	—	700,273,282
Industrials	844,875,999	—	—	844,875,999
Information Technology	592,602,326	—	—	592,602,326
Materials	727,754,766	—	—	727,754,766
Telecommunication Services	321,209,483	—	—	321,209,483
Utilities	53,111,119	48,183,386	—	101,294,505
Short-Term Investments	148,000,000	—	—	148,000,000
Total	$6,852,097,440	$115,356,576	$—	$6,967,454,016

International Discovery:
Security Type/Sector	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$3,639,884	$—	$—	$3,639,884
Consumer Staples	2,293,633	431,705	—	2,725,338
Energy	1,931,978	—	—	1,931,978
Financials	3,032,491	—	—	3,032,491
Health Care	2,318,083	—	—	2,318,083
Industrials	7,942,371	234,035	—	8,176,406
Information Technology	3,644,720	—	—	3,644,720
Materials	3,580,714	—	—	3,580,714
Telecommunication Services	543,160	—	—	543,160
Utilities	—	170,524	—	170,524
Total	$28,927,034	$836,264	$—	$29,763,298

Global Equity:
Security Type/Sector	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$610,030	$—	$—	$610,030
Consumer Staples	594,572	—	—	594,572
Energy	520,732	—	—	520,732
Financials	742,095	—	—	742,095
Health Care	627,665	—	—	627,665
Industrials	479,621	—	—	479,621
Information Technology	730,146	—	—	730,146
Materials	283,020	—	—	283,020
Telecommunication Services	177,762	—	—	177,762
Utilities	95,544	—	—	95,544
Total	$4,861,187	$—	$—	$4,861,187

Stock:
Security Type	Level 1	Level 2	Level 3	Total
Common Stocks[1]	$90,367,116	$—	$—	$90,367,116
Total	$90,367,116	$—	$—	$90,367,116

Mid Cap:
Security Type	Level 1	Level 2	Level 3	Total
Common Stocks[1]	$775,824,481	$—	$—	$775,824,481
Total	$775,824,481	$—	$—	$775,824,481

64	SCOUT FUNDS SEMI-ANNUAL REPORT

Small Cap:
Security Type	Level 1	Level 2	Level 3	Total
Common Stocks[1]	$249,071,285	$—	$—	$249,071,285
Total	$249,071,285	$—	$—	$249,071,285

Unconstrained Bond:
Security Type	Level 1	Level 2	Level 3	Total
Assets
Investments
Asset-Backed Securities	$—	$1,065,880	$—	$1,065,880
Corporate Debt	—	9,209,143	—	9,209,143
Mortgage-Backed Securities	—	100,771	—	100,771
Other Governments	—	110,791	—	110,791
Total Investments	$—	$10,486,585	$—	$10,486,585

Other Financial Instruments[2]
Swap Contracts	$—	$134,785	$—	$134,785
Total Assets	$—	$10,621,370	$—	$10,621,370

Liabilities
Other Financial Instruments[2]
Futures Contracts	$(21,167)	$—	$—	$(21,167)
Total Liabilities	$(21,167)	$—	$—	$(21,167)

Core Bond:
Security Type	Level 1	Level 2	Level 3	Total
Investments
Asset-Backed Securities	$—	$12,082,658	$—	$12,082,658
Corporate Debt	—	38,978,714	—	38,978,714
Commercial Mortgage-Backed Securities	—	12,770,076	—	12,770,076
Mortgage-Backed Securities	—	61,327,059	—	61,327,059
U.S. Government and Agencies	—	39,444,827	—	39,444,827
Total Investments	$—	$164,603,334	$—	$164,603,334

Other Financial Instruments[2]
Swap Contracts	$—	$100,458	$—	$100,458

Core Plus Bond:
Security Type	Level 1	Level 2	Level 3	Total
Investments
Asset-Backed Securities	$—	$36,996,115	$—	$36,996,115
Corporate Debt	—	123,680,587	—	123,680,587
Commercial Mortgage-Backed Securities	—	21,297,005	—	21,297,005
Mortgage-Backed Securities	—	165,478,831	—	165,478,831
Other Governments	—	2,764,958	—	2,764,958
U.S. Government and Agencies	—	136,002,995	—	136,002,995
Total Investments	$—	$486,220,491	$—	$486,220,491

Other Financial Instruments[2]
Swap Contracts	$—	$1,807,957	$—	$1,807,957

[1]	For a detailed break-out of common stocks by sector classification, please refer to the Schedule of Investments.
[2]	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures contracts and swap contracts. Futures contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.
There were no transfers between Levels as of the beginning and ending of the period. The Funds did not hold any Level 3 investments during the six-months ended December 31, 2011.

(Continued on next page)

DECEMBER 31, 2011	65

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2011 (Unaudited)

Derivatives and Hedging requires enhanced disclosure about the Funds’ derivative and hedging activities. The International, International Discovery and Global Equity Funds’ policies permit the Funds to enter into forward foreign currency exchange contracts (“FFCECs”) principally to hedge either specific transactions or portfolio positions in an attempt to minimize currency value fluctuations. The investment policies of the remaining Funds are such that they are not permitted to invest in FFCECs. FFCECs involve an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days, agreed upon by the parties, from the date of the contract, at a price set at the time of the contract. The FFCECs were bought or sold to protect the Funds, to some degree, from a possible loss resulting from an adverse change in the relationship between foreign currencies and the United States dollar (“US$”). Although such contracts may minimize the risk of loss due to a decline in value of the hedged currency, the contracts may limit any potential gain that may result from currency increases.

The risks to the Funds of entering into FFCECs include currency risks, such as fluctuations in the value of foreign currencies and the performance of foreign currencies relative to the US$; exchange control regulations; and costs incurred in connection with conversions between various currencies (fees may also be incurred when converting foreign investments to US$). As a result, the relative strength of the US$ may be an important factor in the performance of the Funds.

During the six months ended December 31, 2011, the International Fund entered into 53 contracts resulting in a realized loss of (in thousands) $2,729. The International Discovery Fund entered into 47 contracts resulting in a realized loss of (in thousands) $4. The Global Equity Fund entered into 46 contracts resulting in a realized loss of (in thousands) $3. These amounts are included within the “Net realized gain (loss) on investments” on the Statement of Operations.

As of December 31, 2011, the International, International Discovery and Global Equity Funds had no open FFCECs.

The Unconstrained Bond, Core Bond and Core Plus Bond Funds’ policies permit the Funds to enter into credit default swap agreements. The credit default swap agreement may have as a reference obligation one or more securities that are or are not currently held by a Fund. The Funds may enter into credit default swap agreements either as a buyer or seller. The buyer in a credit default swap agreement is obligated to pay the seller a periodic fee, typically expressed in basis points on the principal amount of the underlying obligation (the “notional” amount), over the term of the agreement in return for a contingent payment upon the occurrence of a credit event with respect to the underlying reference obligation. A credit event is typically a default. If a Fund is a buyer and no credit event occurs, the Fund may lose its investment and recover nothing. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. As a seller, a Fund accrues for and receives a fixed rate of income throughout the term of the agreement, which typically is between one month and five years, provided that no credit event occurs. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap. If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a credit event occurs, the maximum payout amount for a sale contract is limited to the notional amount of the swap contract (“Maximum Payout Amount”). Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Credit default swaps may involve greater risks than if a Fund had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty credit risk and credit risk of the issuer. In addition, the value of the reference obligation received by a Fund as a seller if a credit event occurs, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund.

66	SCOUT FUNDS SEMI-ANNUAL REPORT

As of December 31, 2011, the Unconstrained Bond, Core Bond and Core Plus Bond Funds had sale contracts outstanding with Maximum Payout Amounts aggregating (in thousands) $7,360, $9,220 and $74,957, respectively,with net unrealized appreciation of (in thousands) $135, $101 and $1,808, respectively.

The Unconstrained Bond, Core Bond and Core Plus Bond Funds’ policies permit the Funds to enter into futures contracts (“Futures”), including index and interest rate Futures.

Upon entering into Futures with a broker, the Funds are required to deposit into a segregated account a specified amount of cash known as the margin. Margin must be deposited by each Fund with its custodian in a segregated account in the name of the futures commission merchant in order to initiate Futures trading and to maintain the Fund’s open positions in Futures. Futures are valued daily and unrealized gains or losses are recorded as variation margin. Daily, the Funds receive from, or pay to, the broker a specified amount of cash based upon changes in variation margin. When a contract is closed, the Funds recognize a realized gain or loss.

The risks of entering into Futures include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instrument. The purchase of Futures involves the risk that the Fund could lose more than the original margin.

As of December 31, 2011, the Unconstrained Bond Fund had the following futures contracts open:

	Number of
	Contracts			Value at	Unrealized
	Long/	Expiration	Value at	December 31,	Appreciation/
Description	(Short)	Date	Trade Date	2011	(Depreciation)
U.S. 30 Year
Treasury Note	(39)	March 2012	$(5,626,521)	$(5,647,688)	$(21,167)

(b)	Foreign Currency and Risk — Amounts denominated in, or expected to settle in, foreign currencies (“FCs”) are translated into United States dollars (“US$”) at rates provided by an independent pricing service on the following basis:

i.	Assets and liabilities — at the closing rate of exchange as of 4:00 p.m. Eastern Daylight Time on December 31, 2011.

ii.	Purchases and sales of investment securities, income and expenses — at the rate of exchange prevailing on the respective dates of such transactions (or the average rate if significant rate fluctuations have not occurred).

The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included within the net realized and unrealized gain (loss) on investments on the Statement of Operations.

Reported net realized foreign currency gains or losses arise from sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the US$ equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at period end, resulting from changes in the exchange rate.

Foreign investments present additional risks due to currency fluctuations, economic and political factors, government regulations, differences in accounting standards and other factors. Investments in emerging markets involve even greater risks.

(c)	Federal Income Taxes — The Funds’ policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Therefore no federal income tax provision is required.

Accounting for Uncertainty in Income Taxes establishes financial accounting and disclosure requirements for recognition and measurement of tax positions taken or expected to be taken on an income tax return. The Funds had no material uncertain tax positions and have not recorded a liability for unrecognized tax benefits as of December 31, 2011. Also, the Funds have recognized no interest or penalties related to uncertain tax benefits for the six months ended December 31, 2011. At December 31, 2011, the fiscal years 2008 through 2011 remain open to examination in the Funds’ major tax jurisdictions.

As of June 30, 2011, the following funds had net capital loss carryovers:

(in thousands)	Stock	Small Cap

For losses expiring June 30,
2012	$—	$—
2013	—	—
2014	—	—
2015	—	—
2016	—	—
2017	—	1,259
2018	7,463	67,257
2019	—	—
	$7,463	$68,516

		International
(in thousands)	International	Discovery	Core Bond

For losses expiring June 30,
2012	$—	$—	$—
2013	—	—	—
2014	—	—	—
2015	—	—	—
2016	—	—	—
2017	101,374	116	—
2018	245,410	1,199	2,686
2019	—	219	—
	$346,784	$1,534	$2,686

Capital loss carryovers are available to offset future realized capital gains and thereby reduce further taxable gain distributions. During the year ended June 30, 2011, the Stock, Small Cap, International and Core Bond Funds utilized (in thousands) $7,991, $54,171, $13,035 and $2,095, respectively, of their capital loss carryovers.

(Continued on next page)

DECEMBER 31, 2011	67

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2011 (Unaudited)

(d)	Distributions to Shareholders — Each Fund may periodically make reclassifications among certain of its capital accounts as a result of the timing and characterization of certain income and capital gains distributions determined in accordance with federal tax regulations, which may differ from GAAP. These reclassifications are due to differing treatment for items such as net operating losses.

(e)	Amortization — Discounts and premiums on securities purchased are amortized over the life of the respective securities.

(f)	Use of Estimates — The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

(g)	Guarantees and Indemnifications — In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims against the Funds that have not yet occurred. Based on experience, the Funds expect the risk of loss to be remote.

(h)	Multiple Share Class – Bond Funds — The Core Bond and Core Plus Bond Funds each offer two classes of shares (Institutional Class and Class Y). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative shares outstanding.

2.	INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

(a)	Investment Advisory Fees — The Trust, on behalf of the Funds, has entered into an Investment Advisory Agreement (the “Agreement”) with Scout Investments, Inc. (the “Advisor”). Each of the Funds were subject to the following fees under the Agreement for the period from July 1, 2011 through December 31, 2011:

International — 0.80% of the first $1 billion of average daily net assets and 0.70% of average daily net assets over $1 billion.

International Discovery — 0.95% of the first $1 billion of average daily net assets and 0.85% of average daily net assets over $1 billion.

Global Equity — 0.80% of average daily net assets.

Stock — 0.60% of the first $1 billion of average daily net assets and 0.575% of average daily net assets over $1 billion.

Mid Cap — 0.80% of the first $1 billion of average daily net assets and 0.70% of average daily net assets over $1 billion.

Small Cap — 0.75% of the first $1 billion of average daily net assets and 0.65% of average daily net assets over $1 billion.

Unconstrained Bond — 0.60% of average daily net assets.

Core Bond and Core Plus Bond — 0.40% of average daily net assets.

The Advisor has entered into a contractual agreement to waive all or a portion of its advisory fees and, if necessary, to assume certain other expenses through October 31, 2012 for the International Discovery, Stock, Mid Cap and Unconstrained Bond Funds to the extent necessary so that Total Annual Fund Operating Expenses (excluding any acquired fund fees and expenses, taxes, interest, brokerage fees and non-routine expenses and, with respect to the Unconstrained Bond Fund, excluding any short sale dividend and interest expenses) do not exceed 1.60%, 0.90%, 1.40% and 0.99%, respectively, of each Fund’s average daily net assets. The Advisor has entered into a contractual agreement to waive all or a portion of its advisory fees and, if necessary, to assume certain other expenses through October 31, 2012 for the Global Equity Fund to the extent necessary so that Total Annual Fund Operating Expenses (excluding any taxes, interest, brokerage fees and non-routine expenses) before taking into account any acquired fund fees and expenses do not exceed 1.40% of the Fund’s average daily net assets. The Advisor has entered into a contractual agreement to waive all or a portion of its advisory fees and, if necessary, to assume certain other expenses through April 21, 2013 for the Core Bond and Core Plus Bond Funds to the extent necessary so that Total Annual Fund Operating Expenses (excluding any taxes, interest, brokerage fees and non-routine expenses) before taking into account any Rule 12b-1 fees, shareholder servicing fees or acquired fund fees and expenses of the Core Bond and Core Plus Bond Funds do not exceed 0.40% of each Fund’s average daily net assets. After their expiration date, the Trust’s Board and the Advisor may agree to continue, modify or terminate the expense limitation arrangements. Under the expense limitation agreements described above, the Advisor retains the right to seek reimbursement from each Fund of fees previously waived or expenses previously assumed to the extent such fees were waived or expenses were assumed during the previous three fiscal years with respect to the International Discovery, Stock, Mid Cap and Unconstrained Bond Funds and within three years of such reimbursement with respect to the Global Equity, Core Bond and Core Plus Bond Funds and such reimbursement will not exceed any applicable expense limitation agreement that was in place for a Fund at the time the fees were waived or expenses were assumed.

(b)	Administration and Fund Accounting Fees — The Trust, on behalf of the Funds, has entered into an Administration and Fund Accounting Agreement (the “Agreement”) with UMB Fund Services, Inc. (“UMBFS”), an affiliate of the Advisor. Each of the Funds were subject to the following fees under the Agreement for the period from July 1, 2011 through December 31, 2011:

International, International Discovery and Global Equity — 0.120% of the first $250 million of average daily net assets, 0.095% of the next $250 million of average daily net assets, 0.070% of the next $250 million of average daily net assets and 0.050% of daily net assets over $750 million.

Stock, Mid Cap and Small Cap — 0.100% of the first $250 million of average daily net assets, 0.075% of the next $250 million of average daily net assets, 0.050% of the next $250 million of average daily net assets and 0.030% of daily net assets over $750 million.

Unconstrained Bond, Core Bond and Core Plus Bond — 0.050% of average daily net assets.

68	SCOUT FUNDS SEMI-ANNUAL REPORT

(c)	Redemption Fees — Shareholders of the International, International Discovery, Global Equity, Mid Cap and Small Cap Funds will be charged a 2% redemption fee for shares redeemed or exchanged within two months of purchase. The fee is imposed to offset transaction costs and other expenses associated with short-term investing. The fee may be waived in certain circumstances at the discretion of the Advisor. Redemption fees are recorded by the Funds as a reduction of shares redeemed and as a credit to capital. For the six months ended December 31, 2011, the International, International Discovery, Global Equity, Mid Cap and Small Cap Funds received (in thousands) $196, $1, $0, $216, and $5, respectively, in redemption fees as compared to the June 30, 2011 fees of $244, $2, $0, $73 and $21, respectively.

(d)	Sales Charges — The Funds are not subject to Sales Charges (Loads).

(e)	Transfer Agent Fees — UMBFS also serves as the Funds’ transfer agent. UMBFS is paid a fee for these services based on the number of shareholder accounts and activity levels.

(f)	Custodian Fees — UMB Bank, n.a. (the “Bank”), an affiliate of the Advisor, serves as the Funds’ custodian. The Bank receives a fee for its services based on the value of securities held in the Funds and the number of transactions.

(g)	General — Certain of the Trustees and Officers of the Trust are Trustees and Officers of one or more of the above affiliates.

3.	REORGANIZATION INFORMATION

On April 18, 2011, beneficial owners of the Frontegra Columbus Core and Core Plus Funds approved a proposed Agreement and Plan of Reorganization that provided for the reorganization into the Core Bond and Core Plus Bond Funds, respectively, as detailed below. This tax-free reorganization was accomplished after the close of business on April 21, 2011 (the “Closing Date”), by exchanging the assets and liabilities of the Frontegra Columbus Core and Core Plus Funds for shares of the Core Bond and Core Plus Bond Funds. Shareholders holding Institutional Class shares of the Frontegra Columbus Core and Core Plus Funds received Institutional Class shares of the Core Bond and Core Plus Bond Funds, respectively, in the reorganization. Shareholders holding Class Y shares of the Frontegra Columbus Core Plus Fund received Class Y shares of the Core Plus Bond Fund in the reorganization. The details of the reorganization as of the Closing Date are as follows:

The Frontegra Columbus Core Fund reorganization was accomplished by an exchange of 5,410,637 shares of the Frontegra Columbus Core Fund (valued at $63,204,592) for 5,649,977 shares of the Core Bond Fund (valued at $63,204,592). The Frontegra Columbus Core Fund’s net assets at that date ($63,204,592) included $632,020 of unrealized appreciation and $3,229,418 of accumulated loss. The net assets of the Core Bond Fund and Frontegra Columbus Core Fund immediately prior to the reorganization were $97,656,354 and $63,204,592, respectively. The aggregate net assets of the Core Bond Fund immediately after the reorganization were $160,860,946.

The Frontegra Columbus Core Plus Fund reorganization was accomplished by an exchange of 12,798,907 shares of the Frontegra Columbus Core Plus Fund (valued at $406,070,096) for 12,798,907 shares of the Core Plus Bond Fund (valued at $406,070,096). The Core Plus Bond Fund is the successor to the Frontegra Core Plus Fund.

In connection with the reorganization of the Frontegra Columbus Core Fund into the Core Bond Fund, a conversion factor of 1.04 was applied to the historical operations of the Fund to properly reflect the performance of the Fund. The 1.04 conversion factor was calculated as of the close of business on April 21, 2011 and represents the amount of shares each Frontegra Columbus Core Fund shareholder received of the Core Bond Fund for one share of the Frontegra Columbus Core Fund on the Closing Date.

The Frontegra Funds are the accounting survivors for financial statement and performance reporting purposes. As a result, the performance history of the Frontegra Columbus Core and Core Plus Funds is used for the Core Bond and Core Plus Bond Funds, respectively, for periods prior to the reorganizations.

Furthermore, on November 18, 2010, the Board of Trustees of the Trust approved a proposed Agreement and Plan of Reorganization pursuant to which the Scout TrendStar Small Cap Fund was reorganized into the Scout Small Cap Fund. This tax-free reorganization was not subject to shareholder approval and was accomplished after the close of business on September 30, 2011 (the “Closing Date”), by exchanging the assets and liabilities of the Scout TrendStar Small Cap Fund for shares of the Small Cap Fund. The details of the reorganization as of the Closing Date are as follows:

The Scout TrendStar Small Cap Fund reorganization was accomplished by an exchange of 1,121,599 shares of the Scout TrendStar Small Cap Fund (valued at $8,095,492) for 626,586 shares of the Small Cap Fund (valued at $8,095,492). The Scout TrendStar Small Cap Fund’s net assets at that date ($8,095,492) included $73,003 of unrealized depreciation and $33,739,717 of accumulated loss. The net assets of the Small Cap Fund and Scout TrendStar Small Cap Fund immediately prior to the reorganization were $228,381,401 and $8,095,492, respectively. The aggregate net assets of the Small Cap Fund immediately after the reorganization were $236,476,893. For financial statement and performance purposes, the Small Cap Fund is the accounting survivor of the reorganization.

4.	DISTRIBUTION PLAN AND SHAREHOLDER SERVICING FEES

The Advisor, on behalf of the Core Bond and Core Plus Bond Funds (the”Funds”), has adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 for each Fund’s Class Y shares (the“12b-1 Plan”). Pursuant to the 12b-1 Plan, each Fund pays an annual fee of up to 0.25% to various brokers, dealers and other financial intermediaries who perform activities or incur expenses intended to result in the sale of Class Y shares of the Funds. For the six months ended December 31, 2011, the Core Bond and Core Plus Bond Funds incurred (in thousands) $0 and $8, respectively, under the 12b-1 Plan.

Class Y shares of the Funds also pay an annual shareholder servicing fee of up to 0.15% to the various brokers, dealers and other financial intermediaries who provide on-going account services to shareholders. Those services include establishing and maintaining shareholder accounts, mailing prospectuses, account statements and other Fund documents to shareholders, processing shareholder transactions and providing other recordkeeping and administrative services. For the six months ended December 31, 2011, the Core Bond and Core Plus Bond Funds incurred (in thousands) $0 and $5, respectively, in shareholder servicing fees.

(Continued on next page)

DECEMBER 31, 2011	69

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2011 (Unaudited)

5.	INVESTMENT TRANSACTIONS

The aggregate amount of security transactions during the six months ended December 31, 2011, excluding short-term investments, were as follows:

	Other than
	U.S. Government	U.S. Government
Fund (in thousands)	Securities	Securities
International:
Purchases	$773,835	$—
Sales	633,922	—
International Discovery:
Purchases	7,540	—
Sales	9,709	—
Global Equity:
Purchases	8,435	—
Sales	2,952	—
Stock:
Purchases	52,974	—
Sales	63,386	—
Mid Cap:
Purchases	988,090	—
Sales	658,024	—
Small Cap:
Purchases	57,619	—
Sales	93,391	—
Unconstrained Bond:
Purchases	10,760	—
Sales/Maturity proceeds	480	—
Core Bond:
Purchases	298,343	146,554
Sales/Maturity proceeds	296,210	164,707
Core Plus Bond:
Purchases	906,862	423,969
Sales/Maturity proceeds	878,813	467,286

6	FEDERAL TAX INFORMATION

At December 31, 2011, the gross unrealized appreciation (depreciation) on investments and cost of securities on a tax basis for federal income tax purposes were as follows:

		International
(in thousands)	International	Discovery	Global Equity	Stock	Mid Cap
Unrealized appreciation	$1,292,380	$3,689	$191	$16,737	$56,811
Unrealized depreciation	(626,011)	(3,480)	(393)	(1,265)	(30,648)
Net unrealized appreciation (depreciation)	666,369	209	(202)	15,472	26,163
Cost of securities on a tax basis	$6,301,083	$29,552	$5,063	$74,895	$749,662

		Unconstrained	Core	Core
(in thousands)	Small Cap	Bond	Bond	Plus Bond
Unrealized appreciation	$42,475	$237	$1,901	$8,315
Unrealized depreciation	(13,951)	(128)	(815)	(7,414)
Net unrealized appreciation	28,524	109	1,086	901
Cost of securities on a tax basis	$220,547	$10,357	$163,618	$487,128

The tax character of distributions paid during the years ended June 30, 2011 and 2010 were as follows:

	International		International Discovery		Stock		Mid Cap
	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,	June 30,	June 30,	June 30,
(in thousands)	2011	2010	2011	2010	2010	2011	2011	2010
Distributions paid from:
Ordinary Income	$110,318	$65,556	$137	$88	$1,112	$1,011	$3,069	$425
Net long-term capital gains	—	—	—	—	—	—	10,055	—
Total taxable distributions	110,318	65,556	137	88	1,112	1,011	13,124	425
Exempt interest	—	—	—	—	—	—	—	—
Total distributions paid	$110,318	$65,556	$137	$88	$1,112	$1,011	$13,124	$425

70	SCOUT FUNDS SEMI-ANNUAL REPORT

	Small Cap		Core Bond		Core Plus Bond
	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,	June 30,
(in thousands)	2011	2010	2011	2010	2011	2010
Distributions paid from:
Ordinary Income	$—	$—	$2,114	$2,270	$33,269	$40,410
Net long-term capital gains	—	—	—	—	—	—
Total taxable distributions	—	—	2,114	2,270	33,269	40,410
Exempt interest	—	—	—	—	—	—
Total distributions paid	$—	$—	$2,114	$2,270	$33,269	$40,410

As of June 30, 2011, the components of accumulated earnings (deficit) on a tax basis were as follows:

		International
(in thousands)	International	Discovery	Stock	Mid Cap
Undistributed ordinary income	$62,339	$6	$47	$24,203
Undistributed long-term capital gains	—	—	—	9,592
Tax accumulated earnings	62,339	6	47	33,795
Accumulated capital and other losses	(346,784)	(1,534)	(7,463)	—
Unrealized appreciation on investments	1,901,232	7,276	22,141	48,500
Unrealized appreciation on foreign currency	619	5	—	—
Total accumulated earnings (deficit)	$1,617,406	$5,753	$14,725	$82,295

(in thousands)	Small Cap	Core Bond	Core Plus Bond
Undistributed ordinary income	$—	$1,716	$4,913
Undistributed long-term capital gains	—	259	1,132
Tax accumulated earnings	—	1,975	6,045
Accumulated capital and other losses	(68,516)	(2,686)	—
Unrealized appreciation (depreciation) on investments	62,811	183	(950)
Unrealized appreciation (depreciation) on foreign currency	—	—	—
Total accumulated earnings (deficit)	$(5,705)	$(528)	$5,095

DECEMBER 31, 2011	71

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2011

7.	OTHER DERIVATIVE INFORMATION

At December 31, 2011, the Funds have invested in derivative contracts which are reflected on the Statement of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Assets	Fair Value	Statement of Assets	Fair Value
Unconstrained Bond Fund (in thousands)	and Liabilities Location	Amount	and Liabilities Location	Amount
Futures contracts	Cash held with broker for open futures contracts	$163	Unrealized depreciation on open futures contracts	$21
	Variation margin	9
Swap contracts	Unrealized appreciation on open swap contracts	135	Premiums received on open swap contracts	654
Total		$307		$675

Core Bond Fund (in thousands)
Swap contracts	Unrealized appreciation on open swap contracts	$101	Premiums received on open swap contracts	$183
Total		$101		$183

Core Plus Bond Fund (in thousands)
Swap contracts	Unrealized appreciation on open swap contracts	$1,808	Premiums received on open swap contracts	$5,694
Total		$1,808		$5,694

For the six months ended December 31, 2011, the effect of derivative contracts on the Funds’ Statement of Operations was as follows:

			Net Increase (Decrease) in Unrealized
Unconstrained Bond Fund (in thousands)	Net Realized Gain (Loss) on Derivatives		Appreciation/Depreciation on Derivatives
Futures contracts	$40	Futures contracts	$(21)
Swap contracts	132	Swap contracts	135
Total	$172	Total	$114

Core Bond Fund (in thousands)
Swap contracts	$14	Swap contracts	$101
Total	$14	Total	$101

Core Plus Bond Fund (in thousands)
Swap contracts	$(399)	Swap contracts	$1,584
Total	$(399)	Total	$1,584

72	SCOUT FUNDS SEMI-ANNUAL REPORT

8.	RECENTLY ISSUED ACCOUNTING PRONOUNCEMENT

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in GAAP and the International Financial Reporting Standards (“IFRSs”). ASU No. 2011-04 amends FASB ASC Topic 820, “Fair Value Measurements and Disclosures,” to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRSs. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the impact these amendments may have on the Funds financial statements.

On December 22, 2010, The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed into law. The Modernization Act is the first major piece of legislation affecting regulated investment companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs. Some highlights of the enacted provisions are as follows:

New capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss.

The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repealed the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

The provisions related to the Modernization Act for qualification testing are effective for the June 30, 2011 taxable year. The effective date for changes in the treatment of capital losses is the June 30, 2012 taxable year.

9.	SUBSEQUENT EVENTS

The Funds have adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statements of Assets and Liabilities.

(Continued on next page)

DECEMBER 31, 2011	73

OTHER INFORMATION

December 31, 2011 (Unaudited)

Approval of Investment Advisory Agreement

In February 2011, the Scout Funds Board of Trustees approved the Investment Advisory Agreement with Scout Investments, Inc. (the “Advisor”) for the Scout Global Equity Fund. In addition, in August of 2011, the Board approved the Investment Advisory Agreement with the Advisor for the Scout Unconstrained Bond Fund (together with the Scout Global Equity Fund, the “Funds”). After evaluating the services to be provided by the Advisor, and reviewing the performance of composites managed by the Advisor in substantially similar manners to the way in which the Advisor proposed to manage the Funds, the Trustees, including the independent Trustees, concluded that it was in the best interests of the Funds and their shareholders to approve the agreement with respect to the Funds for an initial term ending March 31, 2013.

As part of their review, the independent Trustees requested and reviewed information regarding the advisory services to be performed, the nature and qualifications of the Advisor’s portfolio management and investment staff, the investment performance of the Funds’ composites, related administrative services to be provided by the Advisor, and other contributions by the Advisor, including revenue sharing payments from the Advisor’s own resources in furtherance of distribution of the Funds and servicing of Fund shareholders. In addition, the Trustees reviewed information relating to benefits to the Advisor, such as receipt of research from brokers, that might result from the Advisor’s relationship with each Fund. The Trustees also noted the fall-out benefits to the affiliates of the Advisor, including additional fee revenue for affiliated service providers. The Trustees were satisfied with the quality and performance of the investment professionals serving each Fund, as well as the investment and administrative resources available from the Advisor, and considered the information provided to be sufficient to support the decision to approve the agreement with respect to the Funds.

The Trustees also reviewed the investment advisory fees payable to the Advisor under the agreement, as well as the overall expense levels of the Funds and expense limitation commitments by the Advisor. In this regard, the Trustees reviewed independent third party information comparing advisory fees and overall fund expense levels with other mutual funds in each Fund’s peer group, and also reviewed fees charged by the Advisor to non-mutual fund clients for similar advisory strategies. The Trustees noted that the Scout Global Equity Fund’s advisory fee was below the median charged by peer funds while its net expense ratio (including the expense limitation arrangement) was slightly above the median charged by peer funds. The Trustees noted that the Scout Unconstrained Bond Fund’s advisory fee and net expense ratio (including the expense limitation arrangement) were below the median charged by peer funds. The Trustees also noted the differences in the advisory fees paid by the Funds and the fees paid by the non-mutual fund clients of the Advisor, noting the greater level of service provided to the Funds. The Trustees considered whether the Funds would experience economies of scale as the Funds grow. The Trustees concluded that the Funds’ fee structures and advisory fees were reasonable and that breakpoints were not warranted at this time. The Board also reviewed the distribution and marketing support to be provided by the Advisor and the demonstrated financial strength of the Advisor and its parent organization, UMB Financial Corp.

While no single factor was determinative to the Trustees’ decision, based upon their review, the Trustees determined that the advisory fees proposed to be payable by each Fund to the Advisor were fair and reasonable in view of the nature and quality of services to be provided to the Funds, as well as the costs expected to be incurred and benefits expected to be gained by the Advisor in providing such services, and determined to approve the agreement with respect to the Funds.

74	SCOUT FUNDS SEMI-ANNUAL REPORT

EXPENSE EXAMPLE

December 31, 2011 (Unaudited)

As a shareholder of the Scout Funds, you incur ongoing costs, including management fees and other Fund expenses. If you invest through a financial intermediary, you may also incur additional costs such as a transaction fee charged on the purchase or sale of the Fund or an asset-based management fee. In addition, shareholders of the International, International Discovery, Global Equity, Mid Cap and Small Cap Funds will be charged a 2.00% redemption fee for shares redeemed or exchanged within two months of purchase. The following Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2011 to December 31, 2011. For the Unconstrained Bond Fund, the investment period is September 29, 2011 to December 31, 2011.

Actual Expenses

The first line of the following table under each Fund’s name entitled “Actual” provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the following table under each Fund’s name entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any costs that may be associated with investing in a Fund through a financial intermediary or the redemption fee charged in certain circumstances for the International, International Discovery, Global Equity, Mid Cap and Small Cap Funds. Therefore, the second line of the table is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if any costs associated with investing through a financial intermediary were included, your costs would have been higher.

				Expense
				Paid
	Beginning	Ending		During
	Account	Account	Annualized	Period
	Value	Value	Expense	7/1/11-
Fund	7/1/11	12/31/11	Ratio	12/31/11*

International:
Actual	$1,000.00	$837.70	0.9697%	$4.48
Hypothetical	1,000.00	1,020.13	0.9697	4.92

International Discovery:
Actual	1,000.00	821.60	1.6007	7.33
Hypothetical	1,000.00	1,016.95	1.6007	8.12

Global Equity:
Actual	1,000.00	889.20	1.3998	6.65
Hypothetical	1,000.00	1,017.96	1.3998	7.10

Stock:
Actual	1,000.00	926.00	0.8999	4.36
Hypothetical	1,000.00	1,020.48	0.8999	4.57

Mid Cap:
Actual	1,000.00	910.10	1.0190	4.89
Hypothetical	1,000.00	1,019.88	1.0190	5.17

Small Cap:
Actual	1,000.00	876.80	1.0762	5.08
Hypothetical	1,000.00	1,019.59	1.0762	5.46

Unconstrained Bond:
Actual	1,000.00	1,046.60	0.9886	2.57
Hypothetical	1,000.00	1,022.49	0.9886	2.54

Core Bond — Institutional Class:
Actual	1,000.00	1,046.70	0.4001	2.06
Hypothetical	1,000.00	1,022.99	0.4001	2.03

Core Bond — Class Y:
Actual	1,000.00	1,045.50	0.7740	3.98
Hypothetical	1,000.00	1,021.11	0.7740	3.93

Core Plus Bond — Institutional Class:
Actual	1,000.00	1,049.80	0.4002	2.06
Hypothetical	1,000.00	1,022.99	0.4002	2.04

Core Plus Bond — Class Y:
Actual	1,000.00	1,047.60	0.7415	3.82
Hypothetical	1,000.00	1,021.27	0.7415	3.77

*Expenses are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year 184/366 (to reflect the half-year period). For the Unconstrained Bond Fund, expenses are multiplied by the number of days since inception thru the end of the most recent fiscal half-year 93/366 (to reflect the since-inception period).

DECEMBER 31, 2011	75

GLOSSARY OF INVESTMENT TERMS

EQUITY FUNDS

Alpha is the measure of performance on a risk-adjusted basis. Alpha takes the volatility (price risk) of a mutual fund and compares its risk-adjusted performance to a benchmark index. The excess return of the fund relative to the return of the benchmark index is a fund’s alpha.

Beta is a measure of the funds sensitivity to market movements. A portfolio with a beta greater than 1 is more volatile than the market and a portfolio with a beta less than 1 is less volatile than the market.

EPS (earnings per share) is a rough measurement of the amount of a company’s profit that can be allocated to one share of its stock.

Market Cap is the total dollar market value of all of a company’s outstanding shares.

Price/Book is a ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value per share.

R2 reflects the percentage of a fund’s movement explained by movements in its benchmark.

Return On Equity amount of net income returned as a percentage of shareholders equity.

Sharpe Ratio uses a fund’s standard deviation and its excess return (the difference between the fund’s return and risk-free return of 90-day Treasury Bills) to determine reward per unit of risk.

Standard Deviation is a calculation used to measure variability of a portfolio’s performance.

Turnover Ratio is the percentage of a mutual fund’s holdings that have been “turned over” or replaced with other holdings in a given year.

12-Month Historical P/E ratio is the ratio of a stocks’ latest closing price to its per share earnings over the last 12 months.

BOND FUNDS

Average Duration is a time measure of a bond’s interest-rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder. Time periods are weighted by multiplying by the present value of its cash flow divided by the bond’s price.

Average Maturity is computed by weighting the maturity of each security in the portfolio by the market value of the security, then averaging these weighted figures.

Yield To Maturity is the rate of return anticipated on a bond if it is held until the maturity date. The calculation of YTM takes into account the current market price, par value, coupon interest rate and time to maturity. It is also assumed that all coupons are reinvested at the same rate.

76	SCOUT FUNDS SEMI-ANNUAL REPORT

PROXY VOTING POLICIES AND PROCEDURES

For a description of the polices and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, please call 800-996-2862 and request a Statement of Additional Information. One will be mailed to you free of charge. The Statement of Additional Information is also available on the website of the U.S. Securities and Exchange Commission at www.sec.gov as well as the Funds’ website at www.scoutfunds.com. Information on how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2011 is available without charge, upon request, by calling 800-996-2862 or by accessing the website of the U.S. Securities and Exchange Commission.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Funds file complete schedules of portfolio holdings with the U.S. Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Form N-Q is available on the website of the U.S. Securities and Exchange Commission at www.sec.gov, and may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report has been prepared for the information of the Shareholders of the Scout International Fund, the Scout International Discovery Fund, the Scout Global Equity Fund, the Scout Stock Fund, the Scout Mid Cap Fund, the Scout Small Cap Fund, the Scout Unconstrained Bond Fund, the Scout Core Bond Fund, and the Scout Core Plus Bond Fund, and is not to be construed as an offering of the shares of the Funds.

Not authorized for distribution unless accompanied or preceded by a current Scout Funds Prospectus.

The Scout Funds are distributed by UMB Distribution Services, LLC, an affiliate of UMB Financial Corporation, and managed by Scout Investments, Inc., a subsidiary of UMB Financial Corporation.

SCOUT FUNDS
Global & International Funds
International Fund (UMBWX)
International Discovery Fund (UMBDX)
Global Equity Fund (SCGLX)
Domestic Equity Funds
Stock Fund (UMBSX)
Mid Cap Fund (UMBMX)
Small Cap Fund (UMBHX)
Fixed Income Funds
Unconstrained Bond Fund (SUBFX)
Core Bond Fund (SCCIX & SCCYX)
Core Plus Bond Fund (SCPZX & SCPYX)

INVESTMENT ADVISOR
Scout Investments, Inc.
Kansas City, Missouri

AUDITORS
Deloitte & Touche LLP
Milwaukee, Wisconsin

LEGAL COUNSEL
Stradley Ronon Stevens & Young, LLP
Philadelphia, Pennsylvania

CUSTODIAN
UMB Bank, n.a.
Kansas City, Missouri

DISTRIBUTOR
UMB Distribution Services, LLC	P.O. Box 1241, Milwaukee, WI 53201-1241
Milwaukee, Wisconsin	1-800-996-2862
scoutfunds@umb.com
TRANSFER AGENT	scoutfunds.com
UMB Fund Services, Inc.
Milwaukee, Wisconsin	“Scout” and the Scout design are registered marks of UMB Financial Corporation.

Item 2.  Code of Ethics

Not applicable to semi-annual reports.

Item 3. Audit Committee Financial Expert

Not applicable to semi-annual reports.

Item 4. Principal Accountant Fees and Services

Not applicable to semi-annual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-end Management Investment Companies

Not applicable to open-end investment companies.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes to report.

Item 11. Controls and Procedures

(a)	The Registrant’s principal executive officer and principal financial officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that materially affected, or were reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) (1) Code of Ethics as required by Item 2. Not applicable to semi-annual reports.

(2)	Certifications of the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) of the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3)	Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification of the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) of 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Scout Funds

/s/ Andrew J. Iseman

Andrew J. Iseman

Principal Executive Officer

February 24, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Andrew J. Iseman

Andrew J. Iseman

Principal Executive Officer

February 24, 2012

/s/ Scott A. Betz

Scott A. Betz

Principal Financial Officer

February 24, 2012